UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2017

Date of reporting period: January 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon(R)
FUNDS
2017 ANNUAL REPORT
January 31, 2017
CRESCENT SHORT DURATION HIGH INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CRESCENT SHORT DURATION HIGH INCOME FUND

The Fund’s investments in high yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2017

President’s Message

Dear Shareholders,

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Some investors questioned whether the election’s result would have negative consequences for their portfolios, although elections have rarely had a lasting effect on the market.

Following the election, the markets responded positively to aspects of the incoming administration’s proposed plans for economic growth; i.e., repatriating jobs from overseas, relaxing regulations, lowering taxes and increasing infrastructure spending. From Election Day 2016 to Inauguration Day 2017, the S&P 500 Index - a broad measure of the performance of large U.S. companies - climbed approximately 6%.

In December 2016, the Federal Reserve increased short-term interest rates by 0.25% to a range of 0.50% and 0.75%, signifying the Federal Open Market Committee’s confidence in an improving economy. It was the second rate increase in a decade; the first rate increase occurred in December 2015. Economists anticipate more rate increases this year.

For the 12-month period that ended January 31, 2017, the Dow Jones Industrial Average - which follows the performance of 30 significant stocks trading on the New York Stock Exchange and The NASDAQ Stock Market - gained 23.89%. The S&P 500 Index, a domestic equity bellwether, grew 20.04%. The MSCI EAFE Index, which measures the world’s developed markets, increased 12.03%. The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index climbed 14.81%.

For the 12 months ended January 31, 2017:

•	American Beacon Crescent Short Duration High Income Fund (Investor Class) returned 11.96%.

At American Beacon Advisors, we are proud to offer a broad range of global equity and fixed-income funds sub-advised by experienced asset managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our shareholders meet their long-term financial goals.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

High Yield Bond Market Overview

January 31, 2017 (Unaudited)

The global bond market produced mixed results during the period as high-quality government issuers posted low or negative returns and high-yield outperformed. The Bloomberg Barclays Global Treasury Index returned 1.8% while the Bloomberg Barclays Global High Yield Index returned 18.2%.

The period began with a weak economic outlook as equity markets declined, commodity prices softened and interest rates drifted lower. Central banks across the globe emphasized their commitment to economic recovery and followed with a variety of accommodative actions.

In the summer of 2016, the markets were again tested as the U.K.’s Brexit vote to leave the European Union sent shockwaves through the markets. Record amounts of government bonds (primarily in Europe and Japan) traded into negative yields, and safe-haven U.S. Treasury yields dropped below the levels seen during the financial crisis of 2008 and the European debt crisis of 2012. As a result, total returns from government bonds were very strong during the first half of the period.

The volatility was short lived, however, as policy makers remained accommodative and hints of improved economic growth eventually began to surface. Commodity prices stabilized as equity markets regained their footing.

The final months of the year proved most pivotal as Donald Trump’s surprise victory in the U.S. presidential election provoked a risk-on rally into year end. Developed market equities rose sharply in hopes of growth-friendly initiatives from the new president, and government bond prices rolled over (yields rose). Emerging market bonds weakened against criticism of trade and immigration policies, but they still managed to finish the year with solid returns overall. The JPMorgan Emerging Market Bond Indexes (both hard and local currency) returned 12.0%. Mexico was particularly hard hit (down 1.8%) as talk of building walls and limiting trade was most pronounced.

The smaller, frontier economies also produced strong results as their commodity-export economies were viewed as less susceptible to trade sanctions, as compared to manufacturing exporters, and they avoided the mainstream selling in emerging markets. The JPMorgan NEXGEM Index returned 19.2%.

U.S. high-yield bonds outperformed investment-grade bonds as investors sought greater income and protection from rising interest rates. The rising stock markets were also helpful for high-yield bonds as they tend to be positively correlated. The Energy and Materials sectors led with returns of more than 50.0%, according to the Bloomberg Barclays High Yield Index. By comparison, investment-grade corporate bonds returned 6.1%, according to the Bloomberg Barclays Corporate Bond Index.

The period ended with optimism that the U.S. would continue to recover, Europe would pull out of its malaise and the worst of the commodity rout was behind. The Federal Reserve had already begun to reduce its monetary policy accommodation. Investors, however, were also beginning to look cautiously at the upcoming elections in Europe and at central bank actions in Japan and China. Likewise, the non-traditional administration in the U.S. was likely to have a few surprises of its own.

2

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

January 31, 2017 (Unaudited)

The Investor Class of the American Beacon Crescent Short Duration High Income Fund (the “Fund”) returned 11.96% for the twelve-month period ended January 31, 2017, underperforming the Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (the “Index”) return of 14.81%. For further comparison, the Bank of America U.S. High Yield Master II Index returned 20.98% and the Credit Suisse Leveraged Loan Index returned 11.27% during the period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/1/2014 through 1/31/2017

Total Returns for the Period ended January 31, 2017

	Ticker	1 Year	Since Inception 10/1/2014	Value of $10,000 10/1/2014- 1/31/2017
Institutional Class (1,3)	ACHIX	12.38%	3.38%	$10,806
Y Class (1,3)	ACHYX	12.27%	3.25%	$10,775
Investor Class (1,3)	ACHPX	11.96%	3.00%	$10,714
A without Sales Charge (1,3)	ACHAX	11.94%	2.93%	$10,697
A with Sales Charge (1,3)	ACHAX	9.15%	1.80%	$10,426
C without Sales Charge (1,3)	ACHCX	10.98%	2.17%	$10,515
C with Sales Charge (1,3)	ACHCX	9.98%	2.17%	$10,515

BofA Merrill Lynch U.S High Yield Cash Pay BB-B 1-5 Year Index (2)		14.81%	3.89%	$10,933

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

January 31, 2017 (Unaudited)

2.	The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. One cannot directly invest in an index.
3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.28%, 1.30%, 1.47%, 1.56%, and 2.37%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s sub-advisor actively allocates among traditional high-yield, floating-rate bank loan and private debt sectors of the bond market to seek attractive risk-adjusted returns with lower volatility than that of the high-yield market overall. This flexibility also allows for opportunity to invest in securities outside of the traditional indices. On average during the period, the Fund held approximately 65% of assets in traditional high yield, 25% in floating-rate bank loans and 10% in private debt.

The Fund underperformed the Index due primarily to its exposure to floating-rate bank loans and underweight position in the commodity sectors (including energy and metals). The Fund actively seeks investments in floating-rate bank loans due to their attractive risk-adjusted characteristics, but loans underperformed during the period as interest rates declined and high yield spreads narrowed. Near period end, however, in response to the improving U.S. economy, surprise election results and Fed rate hike, interest rates rose markedly contributing to a strong finish for loans.

The Fund also held underweight positions in the energy and metals sectors, which detracted from results as those were the best performing sectors during the period. Commodity prices stabilized early in the period, and the improving economic outlook encouraged investors to look for opportunity. The Fund, however, has been underweight commodities since 2014 when they began to roll over. As such, the Fund’s two-year returns, which are in line with the index and peer group, are more reflective of its longer-term approach to add value over the cycle.

To a lesser extent, the Fund’s underweight position in financials detracted somewhat from returns as the banking sector posted a strong finish based on expectations of the Trump administration’s easing of the regulatory burden.

Overall, the Fund performed as expected during the period and delivered attractive risk-adjusted returns.

Top Ten Holdings (% Net Assets)
T-Mobile USA, Inc., 6.625%, Due 4/1/2023		1.7
Sprint Corp., 7.25%, Due 9/15/2021		1.3
HCA, Inc., 5.875%, Due 5/1/2023		0.9
Post Holdings, Inc., 6.00%, Due 12/15/2022, 144A		0.8
Fly Leasing Ltd., 6.75%, Due 12/15/2020		0.8
First Data Corp., 7.00%, Due 12/1/2023, 144A		0.7
Ally Financial, Inc., 3.75%, Due 11/18/2019		0.7
Cott Beverages, Inc., 5.375%, Due 7/1/2022		0.7
Block Communications, Inc., 7.25%, Due 2/1/2020, 144A		0.7
Universal Hospital Services, Inc., 7.625%, Due 8/15/2020		0.7

Total Fund Holdings	346

Sector Weightings (% Investments)
Service	32.8
Manufacturing	27.3
Energy	12.8
Finance	10.0
Telecom	6.7
Consumer	6.1
Transportation	2.2
Utilities	2.0

4

American Beacon FundsSM

Expense Example

January 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples below are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period (or the inception date of the Fund) in each Class and held for the entire period from August 1, 2016 through January 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon FundsSM

Expense Example

January 31, 2017 (Unaudited)

Crescent Short Duration High Income Fund

	Beginning Account Value 8/1/2016	Ending Account Value 1/31/2017	Expenses Paid During Period 8/1/2016-1/31/2017*
Institutional Class
Actual	$1,000.00	$1,046.88	$4.37
Hypothetical**	$1,000.00	$1,020.87	$4.32
Y Class
Actual	$1,000.00	$1,045.28	$4.88
Hypothetical**	$1,000.00	$1,020.36	$4.82
Investor Class
Actual	$1,000.00	$1,043.76	$6.32
Hypothetical**	$1,000.00	$1,018.95	$6.24
A Class
Actual	$1,000.00	$1,043.70	$6.42
Hypothetical**	$1,000.00	$1,018.85	$6.34
C Class
Actual	$1,000.00	$1,039.75	$10.25
Hypothetical**	$1,000.00	$1,015.06	$10.13

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.85%, 0.95%, 1.23%, 1.25% and 2.00% for the Institutional, Y, Investor, A and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

6

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Crescent Short Duration High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments as of January 31, 2017, and the related statements of operations and of changes in net assets and the financial highlights for the year then ended present fairly, in all material respects, the financial position of the American Beacon Crescent Short Duration High Income Fund (a series constituting American Beacon Funds, hereafter referred to as the “Fund”), as of January 31, 2017, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion. The financial statements as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers

Boston, Massachusetts

March 30, 2017

7

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value

COMMON STOCKS - 0.01% (Cost $26,255)
ENERGY- 0.00%
Oil & Gas - 0.00%
Energy & Exploration Partners, Inc.A	3	$1,050

HEALTH CARE- 0.01%
Pharmaceuticals - 0.01%
Millennium Health, LLCA B	4,651	4,944

Total Common Stocks (Cost $26,255)		5,994

	Principal Amount

BANK LOAN OBLIGATIONS - 24.47%
Consumer - 2.38%
Albertsons LLC, 2016 First Lien Term Loan B4, VR, 3.778%, Due 8/22/2021C D	$94,940	95,325
Anchor Glass Container Corp., First Lien Term Loan, VR, 4.25%, Due 12/7/2023C D	170,568	172,061
Anchor Glass Container Corp., Second Lien Term Loan, VR, 8.75%, Due 12/7/2024C D	27,185	27,547
B & G Foods, Inc., 2015 Term Loan B, VR, 3.771%, Due 11/2/2022C D	114,011	115,008
Dell International LLC, Term Loan A2, VR, 3.03%, Due 9/7/2021B C D	54,042	54,062
Dell International LLC, Term Loan B, VR, 4.03%, Due 9/7/2023B C D	80,533	80,875
JBS USA, LLC, Term Loan B, 3.25%, Due 10/30/2022B D	125,000	125,000
Maple Holdings Acquisition Corp., Term Loan B, VR, 5.313%, Due 3/3/2023C D	56,019	56,778
NVA Holdings, Inc., First Lien Term Loan, VR, 4.75%, Due 8/14/2021C D	185,135	185,946
Pinnacle Foods Finance LLC, 2017 Term Loan B, VR, 2.00%, Due 1/27/2024 B D	23,374	23,418
Prestige Brands, Inc., Term Loan B4, VR, 3.50%, Due 1/26/2024 D	30,000	30,263
Revlon Consumer Products Corp., New Term Loan, VR, 4.278%, Due 9/7/2023C D	57,841	58,296
RSC Acquisition, Inc., Term Loan, VR, 6.25%, Due 11/30/2022D	247,521	243,809
Shearers Foods LLC, First Lien Term Loan, VR, 4.938%, Due 6/30/2021 B D	89,845	89,958
Shearers Foods, Inc., Incremental Term Loan, VR, 5.25%, Due 6/30/2021C D	9,900	9,894
Spectrum Brands, Inc., Term Loan, VR, 3.313%, Due 6/23/2022C D	36,584	36,989
Varsity Brands, Inc. First Lien Term Loan, VR, 5.00%, Due 12/11/2021D	77,716	78,737

		1,483,966

Energy - 0.67%
Chief Exploration & Development LLC, 2nd Lien Term Loan, VR, 6.50%, Due 5/16/2021B D	250,000	246,875
CITGO Petroleum Corp., Term Loan B, VR, 4.50%, Due 7/29/2021C D	125,000	125,039
Energy & Exploration Partners, Inc., 2016 2nd Lien PIK Term Loan, VR, 5.00%, Due 5/13/2022D	6,195	2,788
MEG Energy Corp., 2017 Term Loan B, VR, 4.50%, Due 12/31/2023 D	40,499	40,626

		415,328

Finance - 3.24%
Acrisure LLC, 2016 Term Loan B, VR, 5.75%, Due 10/28/2023 B D J	58,451	59,123
Americold Realty Operating Partnership, L.P., Term Loan B, 4.75%, Due 12/1/2022C D E	75,064	76,284
Ascensus, Inc., Term Loan, VR, 5.50%, Due 12/3/2022C D	45,872	45,814
AssuredPartners Inc., First Lien Term Loan, VR, 5.25%, Due 10/21/2022 D	173,255	175,248
Asurion LLC, Term Loan B4, VR, 4.25%, Due 8/4/2022B C D	170,406	172,182
Capital Automotive LP, Second Lien Term Loan, VR, 6.00%, Due 4/30/2020D E	250,000	251,668
Cision US Inc., Term Loan B, VR, 7.00%, Due 6/16/2023D	99,500	99,314
DTZ U. S. Borrower LLC, First Lien Term Loan, VR, 4.25%, Due 11/4/2021B C D	246,250	247,597
Higginbotham & Associates LLC, Term Loan, VR, 6.00%, Due 11/25/2021B D	208,025	208,545
IG Investment Holdings LLC, Term Loan B, VR, 6.00%, Due 10/29/2021B D	244,898	246,122
iStar, Inc., 2016 Term Loan B, VR, 5.50%, Due 7/1/2020C D	79,391	79,987
iStar, Inc., 2017 Term Loan B, VR, 4.75%, Due 7/1/2020 D	5,649	5,649
MPH Acquisition Holdings LLC, 2016 Cov-Lite First Lien Term Loan, VR, 5.00%, Due 6/7/2023B D	105,591	107,065
RPI Finance Trust, Term Loan B5, VR, 3.498%, Due 10/14/2022C D	80,491	81,114
Travelport Finance Luxembourg Sarl, 2017 Term Loan B, VR, 5.00%, Due 9/2/2021 D	163,376	163,580

		2,019,292

Manufacturing - 7.12%
American Bath Group LLC, 2017 First Lien Add On Term Loan, VR, 6.25%, Due 9/30/2023 B D	226,415	227,547
American Bath Group LLC, Delayed Draw Term Loan, VR, 6.25%, Due 9/30/2023 B D	23,585	23,762

See accompanying notes

8

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value

Manufacturing - 7.12% (continued)
Avast Software BV, Initial Dollar Term Loan, VR, 5.00%, Due 9/30/2022C D	$103,441	$104,863
BMC Software Finance, Inc., US Borrower Term Loan, VR, 5.00%, Due 9/10/2020D	128,569	128,208
Builders FirstSource, Inc., First LienTerm Loan B, VR, 4.75%, Due 7/31/2022C D	155,883	155,688
Chromaflo Technologies Corp., 2016 First Lien Term Loan, VR, 5.00%, Due 11/18/2023 D	54,340	54,680
Chromaflo Technologies Corp., 2016 Term Loan B2, VR, 5.00%, Due 11/18/2023 D	70,660	71,101
Computer Sciences Government Services, Inc., Term Loan B, VR, 3.435%, Due 11/28/2022C D	21,758	21,894
Compuware Corp., Term Loan B2, VR, 6.25%, Due 12/15/2021C D	108,681	108,763
Cortes NP Acquisition Corp. (aka Vertiv Co.), First Lien Term Loan, VR, 6.039%, Due 11/30/2023 D	64,815	65,139
CPG Merger Sub LLC, First Lien Term Loan, VR, 4.75%, Due 9/30/2020 D	147,781	148,983
Doosan Infracore International, Inc., Term Loan B, VR, 4.50%, Due 5/28/2021D	55,964	56,629
Electrical Components International, Inc., First Lien Term Loan B, VR, 5.75%, Due 5/30/2021C D	100,000	100,125
Emerald Performance Materials LLC, First Lien Term Loan, VR, 4.50%, Due 8/1/2021 B D	124,960	125,467
Engility Corp., Term Loan B2, VR, 5.75%, Due 8/12/2023C D	35,765	35,820
Epicor Software Corp., 1st Lien Bridge Loan, VR, 4.75%, Due 6/1/2022C D	233,012	233,886
First Data Corp., 2021 C New USD Term Loan, VR, 3.775%, Due 3/24/2021C D	11,173	11,238
First Data Corp., 2022C Dollar Term Loan, VR, 3.775%, Due 7/10/2022 D	93,295	93,918
Flex Acquisition Co. Inc., First Lien Term Loan, VR, 4.25%, Due 12/29/2023C D	125,000	126,016
Global Brass & Copper, Inc., Term Loan B, VR, 5.25%, Due 7/18/2023D	48,260	48,743
Huntsman International LLC, First Lien Term Loan B, VR, 3.963%, Due 4/1/2023 B D	99,251	100,150
Informatica Corp., Term Loan, VR, 4.50%, Due 8/5/2022C D	70,575	70,275
Jeld-Wen, Inc., First Lien Incremental Term Loan B2, VR, 4.75%, Due 7/1/2022 D	94,719	95,232
MacDermid, Inc., Term Loan Tranche B4, VR, 5.00%, Due 6/7/2023 D	24,130	24,439
MacDermid, Inc., Term Loan Tranche B5, VR, 4.50%, Due 6/7/2020C D	42,813	43,337
Magic Newco LLC, Term Loan, VR, 5.00%, Due 12/12/2018B D	239,185	239,732
Munters Corp., Term Loan, VR, 6.25%, Due 5/5/2021C D	36,794	36,932
Murray Energy Corp., 2015 Term Loan B, VR, 8.25%, Due 4/16/2020C D	96,217	91,166
Netsmart Technologies, Inc., 1st Lien Term Loan, VR, 5.75%, Due 4/19/2023C D	40,000	40,300
Netsmart Technologies, Inc.,Term Loan C 1, VR, 5.50%, Due 4/19/2023C D	39,900	40,049
Omnitracs LLC, First Lien Term Loan, VR, 4.75%, Due 11/25/2020B C D	62,151	62,578
PQ Corp., First Lien Term Loan B1, VR, 5.289%, Due 11/4/2022 D	141,788	143,591
Press Ganey Holdings, Inc., First Lien Term Loan, VR, 4.25%, Due 10/21/2023C D	37,667	37,738
Quickcrete Holdings, Inc., First Lien Term Loan, VR, 4.017%, Due 11/15/2023D	125,000	126,476
Reynolds Group Holdings, Inc., Term Loan, VR, 4.25%, Due 2/5/2023C D	109,725	109,988
Riverbed Technology, Inc., First Amendment Term Loan, VR, 4.25%, Due 4/24/2022C D	17,558	17,677
Road Infrastructure Investment Holdings, Term Loan, VR, 5.00%, Due 6/13/2023C D	77,809	78,315
Royal Holdings, Inc., 2015 First Lien Term Loan, VR, 4.50%, Due 6/19/2022C D	88,650	89,056
Shoes For Crews, LLC, Term Loan, VR, 6.00%, Due 10/27/2022B D	247,500	246,263
SI Organization Vencore, Inc., First Lien Term Loan, VR, 5.75%, Due 11/23/2019C D	74,606	75,538
Sophia LP, 2015 First Lien Closing Date Term Loan B, VR, 4.75%, Due 9/30/2022C D E	96,934	97,055
SS&C Technologies, Inc., 2015 First LienTerm Loan B1, VR, 4.028%, Due 7/8/2022C D	30,092	30,366
SS&C Technologies, Inc., 2015 First LienTerm Loan B2, VR, 4.028%, Due 7/8/2022C D	2,893	2,919
Strategic Partners Acquisition Corp., First Lien Term Loan, VR, 6.25%, Due 6/30/2023C D	119,700	120,299
Systems Maintenance Services I, First Lien Term Loan, VR, 6.00%, Due 10/11/2023D	35,000	34,810
Tank Intermediate Holding Corp., Term Loan A, VR, 5.25%, Due 3/16/2022D	90,217	89,451
USIC Holdings, Inc., 2016 First Lien Term Loan, VR, 4.75%, Due 12/8/2023 D	132,021	132,956
UTEX Industries, Inc., First Lien Term Loan, VR, 5.00%, Due 5/22/2021D	48,030	45,148
Western Digital Corp., Term Loan B1, VR, 4.526%, Due 4/29/2023C D	17,876	18,010
Zebra Technologies Corp., Term Loan B, VR, 3.434%, Due 10/27/2021C D	160,928	162,226

		4,444,542

Service - 8.96%
Academy Ltd., 2015 Term Loan B, VR, 5.00%, Due 7/1/2022C D	237,497	207,019
Acosta Holdco, Inc., 2015 Term Loan, VR, 4.289%, Due 9/26/2021D	121,812	117,548
Affordable Care Holdings Corp., 2015 1st Lien Term Loan, VR, 5.75%, Due 10/22/2022C D	49,500	49,500
Amneal Pharmaceuticals LLC, Second Incremental First Lien Term Loan, 4.50%, Due 11/1/2019B C D	65,507	65,384
Aspen Dental - ADMI Corp., 2015 Term Loan B, VR, 5.25%, Due 4/30/2022 D	41,560	41,854
ATI Holdings Acquisition, Inc., First Lien Iniitial Term Loan, VR, 7.25%, Due 5/10/2023D	100,394	101,649
Bass Pro Group LLC, Term Loan B, VR, 5.970%, Due 12/16/2023 B D	51,028	49,409
BioClinica, Inc., First Lien Term Loan, VR, 5.25%, Due 10/20/2023D	86,678	87,436
BJ’s Wholesale Club, Inc., 2017 First Lien Term Loan, VR, 4.75%, Due 1/26/2024 D	138,292	137,904

See accompanying notes

9

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value

Service - 8.96% (continued)
BJ’s Wholesale Club, Inc., 2017 Second Lien Term Loan, VR, 8.50%, Due 1/26/2025D	$100,000	$101,000
Brightview Landscapes LLC, Second Lien Term Loan, VR, 7.50%, Due 12/17/2021 B C D	125,000	125,521
Burger King - New Red Finance, Inc., 2015 Term Loan B, VR, 3.75%, Due 12/10/2021C D	35,683	36,004
California Pizza Kitchen, Inc., 2016 Term Loan, VR, 7.00%, Due 8/23/2022D	249,375	248,752
Camelot Finance LP, First Lien Term Loan B, VR, 4.75%, Due 10/3/2023C D E	67,121	67,680
Charter Communications Operating LLC, 2016 Term Loan I, VR, 3.026%, Due 1/15/2024 B D	79,400	79,653
CHG Healthcare Services, Inc., Term Loan, VR, 4.75%, Due 6/7/2023C D	145,931	147,354
CHS/Community Health Systems, Inc., Incremental 2021 First Lien Term Loan H, VR, 4.00%, Due 1/27/2021C D	110,721	104,608
CSC Holdings LLC / Neptune Finco Corp., 2016 Term Loan B, VR, 3.767%, Due 10/11/2024B C D	56,987	57,343
Curo Health Services LLC, Term Loan, VR, 6.539%, Due 2/7/2022B C D	115,281	116,146
ExamWorks Group, Inc., Term Loan, VR, 6.50%, Due 7/27/2023D	62,656	62,910
Fort Dearborn Co., 2016 1st Lien Term Loan, VR, 5.00%, Due 10/19/2023D	67,391	68,234
Grifols Worldwide Operations USA, Inc., USD Add On Term Loan, VR, 2.25%, Due 12/20/2023 D	30,000	30,154
HCA INC., Term Loan B7, VR, 3.528%, Due 2/15/2024D	33,315	33,538
inVentiv Health, Inc., 2016 Term Loan B, VR, 4.75%, Due 9/28/2023D	84,045	84,746
JC Penney Corp., Inc., Term Loan B, VR, 5.25%, Due 6/23/2023C D	109,628	109,457
Jo-Ann Stores LLC, Term Loan B, VR, 6.256%, Due 9/27/2023 B C	51,644	50,611
Merrill Communications LLC, Term Loan, VR, 6.289%, Due 6/1/2022B C D	89,684	89,497
Mission Broadcasting, Inc., First Lien Term Loan B, VR, 3.00%, Due 1/17/2024C D	2,331	2,359
Mister Car Wash Holdings, Inc., Term Loan B, VR, 5.25%, Due 8/20/2021C D	114,872	114,968
Mister Car Wash, Inc., Delayed Draw Term Loan, VR, 5.00%, Due 8/20/2021 D J	10,000	10,008
MTL Publishing LLC, Term Loan B 4, VR, 2.75%, Due 8/22/2022 B C D	22,740	22,800
Neiman Marcus Group Ltd., LLC, Term Loan, VR, 4.25%, Due 10/25/2020B C D	46,940	38,798
Nexstar Broadcasting, Inc., First Lien Term Loan B, VR, 3.00%, Due 1/17/2024C D	89,859	90,692
NMSC Holdings Inc., 1st Lien Term Loan, VR, 6.00%, Due 4/19/2023D	73,351	73,901
Numericable U.S. LLC (SFR Group), Term Loan B7, VR, 5.289%, Due 1/15/2024B C D	124,005	125,283
Onex Carestream Health, Inc., First Lien Term Loan, VR, 5.00%, Due 6/7/2019D	122,324	117,278
Paradigm Acquisition Corp., Term Loan, VR, 6.00%, Due 6/2/2022C D	230,264	229,546
Petco Animal Supplies, Inc., 2016 Term Loan, VR, 5.00%, Due 1/26/2023C D	69,768	69,063
Playpower, Inc., First Lien Term Loan, VR, 5.75%, Due 6/23/2021D	247,487	246,250
Prime Security Services Borrower LLC, First Lien Term Loan, VR, 4.25%, Due 5/2/2022 B D	210,964	212,943
Prospect Medical Holdings, Inc., Term Loan B, VR, 7.00%, Due 6/30/2022C D	74,625	74,065
Rentpath, Inc., First Lien Term Loan, VR, 6.25%, Due 12/17/2021D	120,635	119,830
Scientific Games International, Inc., Term Loan B 2, VR, 6.00%, Due 10/1/2021D	149,626	150,655
Serta Simmons Bedding LLC, First Lien Term Loan, VR, 4.50%, Due 11/8/2023 B C D	15,452	15,419
Survey Sampling International LLC, First Lien Term Loan B, VR, 6.00%, Due 12/4/2020B C D	122,812	122,198
Survey Sampling International LLC, Second Lien Term Loan, VR, 10.00%, Due 12/4/2021B C D	125,000	121,250
Team Health, Inc., First Lien Term Loan, VR, 3.75%, Due 1/17/2024 D	130,000	129,757
Tribune Media Company, Term Loan C, VR, 3.75%, Due 1/27/2024 D	55,601	55,971
Tribune Media Company, Term Loan, VR, 3.77%, Due 12/27/2020D	13,350	13,413
Triple Point Technology, Inc., First Lien Terrm Loan, VR, 5.25%, Due 7/10/2020C D	85,019	75,454
USAGM Holdco LLC, 2015 Term Loan, VR, 4.75%, Due 7/28/2022B C D	163,350	163,912
Valeant Pharmaceuticals International, Inc., Term Loan Series E Tranche B, VR, 5.25%, Due 8/5/2020C D	9,505	9,526
Valeant Pharmaceuticals International, Term Loan B, VR, 5.50%, Due 4/1/2022C D	86,182	86,516
Vestcom Parent Holdings, Inc., First Lien Term Loan, VR, 5.25%, Due 12/19/2023 D	126,563	127,828
Virgin Media Investment Holdings Ltd., USD Term Loan I, VR, 3.517%, Due 1/31/2025 D	107,500	108,105
Vistage Worldwide, Inc., Term Loan B, VR, 6.50%, Due 8/19/2021 D	100,000	100,250
WEX Inc., Term Loan B, VR, 4.278%, Due 7/1/2023C D	48,231	48,774
William Morris Endeavor Entertainment LLC, Term Loan B, VR, 5.25%, Due 5/6/2021B D	121,250	121,614
Ziggo Secured Finance Partners, USD Term Loan E, VR, 2.50%, Due 4/23/2025 D	125,000	125,248

		5,594,585

Telecommunications - 0.29%
LTS Buyer LLC, Term Loan B, VR, 4.248%, Due 4/13/2020B C D	24,617	24,740
Sprint Communications, Inc., First Lien Term Loan B, VR, 3.25%, Due 1/13/2024 D	125,000	125,000
Telesat Canada, Term Loan B, VR, 4.78%, Due 11/17/2023D	32,290	32,290

		182,030

See accompanying notes

10

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value

Transportation - 1.20%
Air Canada, Term Loan B, VR, 3.755%, Due 10/6/2023D	$60,000	$60,450
American Tire Distributors, Inc., 2015 Term Loan, 5.25%, Due 9/1/2021D	241,900	240,541
Avolon Holdings Limited, Term Loan B, VR, 3.50%, Due 1/13/2022 D	179,232	181,537
Delta Air Lines, Inc., 2015 Term Loan B, VR, 3.276%, Due 8/24/2022D	49,375	49,800
Univar, Inc., 2017 Term Loan B, VR, 4.25%, Due 7/1/2022 D	148,125	148,436
XPO Logistics, Inc., Term Loan B, VR, 4.25%, Due 11/1/2021C D	67,530	67,952

		748,716

Utilities - 0.61%
Calpine Corp., First Lien Term Loan B5, VR, 3.75%, Due 1/15/2024C D	59,547	59,813
TPF II Power LLC, Syndicated Term Loan B, VR, 5.00%, Due 10/2/2021B D	317,156	320,327

		380,140

Total Bank Loan Obligations (Cost $15,243,561)		15,268,599

CORPORATE OBLIGATIONS - 73.74%
Consumer - 3.79%
Avon International Opera, 7.875%, Due 8/15/2022F	150,000	159,795
Central Garden & Pet Co., 6.125%, Due 11/15/2023	225,000	240,750
Cott Beverages, Inc., 5.375%, Due 7/1/2022	450,000	460,800
Dole Food Co., Inc., 7.25%, Due 5/1/2019F	375,000	382,725
Post Holdings, Inc., 6.00%, Due 12/15/2022F	500,000	525,000
Spectrum Brands, Inc., 5.75%, Due 7/15/2025	250,000	261,250
Vector Group Ltd., 6.125%, Due 2/1/2025F	325,000	333,938

		2,364,258

Energy - 12.17%
Archrock Partners LP / Archrock Partners Finance Corp., 6.00%, Due 4/1/2021E	250,000	247,500
Bristow Group, Inc., 6.25%, Due 10/15/2022	100,000	89,375
Calfrac Holdings LP, 7.50%, Due 12/1/2020E F	175,000	162,750
California Resources Corp., 8.00%, Due 12/15/2022F	400,000	356,000
Callon Petroleum Co., 6.125%, Due 10/1/2024F	50,000	52,937
Carrizo Oil & Gas, Inc., 7.50%, Due 9/15/2020	250,000	259,375
Cenovus Energy, Inc., 6.75%, Due 11/15/2039	100,000	112,341
Chesapeake Energy Corp.,
6.625%, Due 8/15/2020	95,000	95,475
8.00%, Due 12/15/2022F	50,000	53,375
5.75%, Due 3/15/2023	225,000	216,000
Continental Resources, Inc., 4.90%, Due 6/1/2044	450,000	396,000
CSI Compressco LP / Compressco Finance, Inc., 7.25%, Due 8/15/2022E	425,000	408,000
Denbury Resources, Inc., 5.50%, Due 5/1/2022	300,000	257,250
Energy Transfer Equity LP, 7.50%, Due 10/15/2020E	100,000	112,250
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, Due 5/1/2020B	300,000	300,000
FTS International, Inc., 8.46%, Due 6/15/2020C F	200,000	204,750
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, Due 6/15/2024E	400,000	403,000
Hilcorp Energy, 5.00%, Due 12/1/2024F	250,000	246,250
Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.75%, Due 4/1/2022 B	350,000	342,125
Laredo Petroleum, Inc., 5.625%, Due 1/15/2022	250,000	253,750
Lonestar Resources America, Inc., 8.75%, Due 4/15/2019F	150,000	138,000
Nabors Industries, Inc., 5.50%, Due 1/15/2023F	75,000	78,375
Parker Drilling Co., 6.75%, Due 7/15/2022	150,000	129,750
Parsley Energy LLC / Parsley Finance Corp., 5.375%, Due 1/15/2025 B F	200,000	205,000
QEP Resources, Inc., 6.875%, Due 3/1/2021	250,000	264,375
Sanchez Energy Corp., 6.125%, Due 1/15/2023	150,000	144,000
SM Energy Co.,
5.625%, Due 6/1/2025	175,000	170,625
6.75%, Due 9/15/2026	200,000	208,000
Southwestern Energy Co., 5.80%, Due 1/23/2020	150,000	154,875
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, Due 8/15/2022 B	125,000	125,313
Sunoco LP / Sunoco Finance Corp., 6.375%, Due 4/1/2023	125,000	128,313

See accompanying notes

11

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value

Energy - 12.17% (continued)
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, Due 10/15/2022 E	$200,000	$213,000
Transocean, Inc., 8.125%, Due 12/15/2021	250,000	258,750
Unit Corp., 6.625%, Due 5/15/2021	300,000	297,750
Weatherford Bermuda Company, 5.125%, Due 9/15/2020	250,000	238,750
WPX Energy, Inc., 7.50%, Due 8/1/2020	250,000	271,250

		7,594,629

Finance - 6.53%
American Equity Investment Life Holding Co., 6.625%, Due 7/15/2021	250,000	261,828
CIT Group, Inc., 5.00%, Due 8/1/2023	300,000	312,750
Communications Sales & Leasing Inc / CSL Capital LLC, 8.25%, Due 10/15/2023 B	300,000	325,500
FelCor Lodging LP, 5.625%, Due 3/1/2023E	375,000	388,125
Fly Leasing Ltd., 6.75%, Due 12/15/2020	500,000	523,125
Grinding Media Inc / MC Grinding Media Canada, Inc., 7.375%, Due 12/15/2023F	200,000	211,250
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
6.00%, Due 8/1/2020E	300,000	307,350
6.25%, Due 2/1/2022F	100,000	100,750
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, Due 8/1/2021F H	90,000	89,325
OneMain Financial Holdings, Inc., 6.75%, Due 12/15/2019F	400,000	415,000
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, Due 4/15/2023E	350,000	353,500
Royal Bank of Scotland Group PLC, 4.70%, Due 7/3/2018 G	250,000	255,373
Springleaf Finance Corp., 5.25%, Due 12/15/2019	300,000	301,500
Starwood Property Trust, Inc., 5.00%, Due 12/15/2021F	150,000	152,438
Tervita Escrow Corp., 7.625%, Due 12/1/2021F	75,000	77,813

		4,075,627

Manufacturing - 19.62%
Advanced Micro Devices, Inc., 7.00%, Due 7/1/2024	400,000	415,500
Alcoa Nederland Holding BV, 7.00%, Due 9/30/2026F	200,000	219,000
Allison Transmission, Inc., 5.00%, Due 10/1/2024F	150,000	151,125
Ally Financial, Inc., 3.75%, Due 11/18/2019	450,000	457,312
Anixter, Inc., 5.50%, Due 3/1/2023	175,000	182,437
ArcelorMittal, 6.50%, Due 3/1/2021C	250,000	273,125
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, Due 5/15/2023F G	50,000	50,469
Berry Plastics Corp., 5.125%, Due 7/15/2023	50,000	51,160
BMC Software Finance, Inc., 8.125%, Due 7/15/2021F	250,000	241,250
Bombardier, Inc., 6.00%, Due 10/15/2022F	350,000	342,125
CF Industries Holdings, Inc., 7.125%, Due 5/1/2020	150,000	165,375
CF Industries, Inc., 5.15%, Due 3/15/2034	50,000	45,875
Chemours Co.,
6.625%, Due 5/15/2023	200,000	199,000
7.00%, Due 5/15/2025	200,000	199,300
CONSOL Energy, Inc., 5.875%, Due 4/15/2022	450,000	435,375
Constellium N.V., 5.75%, Due 5/15/2024F	100,000	96,250
Credit Acceptance Corp., 6.125%, Due 2/15/2021	375,000	380,625
Entegris, Inc., 6.00%, Due 4/1/2022F	250,000	261,250
Equinix, Inc., 5.375%, Due 1/1/2022	250,000	264,375
Fiat Chrysler Automobiles N.V., 5.25%, Due 4/15/2023	150,000	153,750
First Data Corp., 7.00%, Due 12/1/2023F	425,000	450,713
First Quantum Minerals Ltd., 6.75%, Due 2/15/2020F	400,000	410,252
FMG Resources August 2006 Property Ltd.,
9.75%, Due 3/1/2022F	100,000	116,000
6.875%, Due 4/1/2022F	100,000	103,625
Freeport-McMoRan Copper & Gold, Inc., 3.55%, Due 3/1/2022	450,000	420,750
Gibraltar Industries, Inc., 6.25%, Due 2/1/2021	250,000	258,281
Hexion Inc., 6.625%, Due 4/15/2020	150,000	139,875
HudBay Minerals, Inc., 7.25%, Due 1/15/2023F	400,000	423,000
Huntsman International Co., 5.125%, Due 11/15/2022	250,000	258,282
INEOS Group Holdings S.A., 5.625%, Due 8/1/2024F	250,000	249,375
Infor Software Parent, Inc., 7.125%, Due 5/1/2021F	300,000	308,250

See accompanying notes

12

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value

Manufacturing - 19.62% (continued)
Lennar Corp., 4.875%, Due 12/15/2023	$75,000	$76,312
Micron Technology, Inc., 5.50%, Due 2/1/2025	125,000	125,625
NCI Building Systems, Inc., 8.25%, Due 1/15/2023F	250,000	272,500
New Gold, Inc., 6.25%, Due 11/15/2022F	400,000	401,000
Novelis Corp., 5.875%, Due 9/30/2026F	125,000	126,875
Open Text Corp., 5.875%, Due 6/1/2026F	100,000	104,750
Perstorp Holding AB, 8.50%, Due 6/30/2021F	225,000	228,656
Platform Specialty Products Corp., 6.50%, Due 2/1/2022F	375,000	382,500
PQ Corp., 6.75%, Due 11/15/2022F	100,000	108,250
SBA Communications Corp., 4.875%, Due 7/15/2022	400,000	405,500
Solera LLC / Solera Finance, Inc., 10.50%, Due 3/1/2024 B F	300,000	341,250
Springs Industries, Inc., 6.25%, Due 6/1/2021	375,000	388,125
Standard Industries, Inc., 5.375%, Due 11/15/2024F	250,000	257,812
Teck Resources Ltd., 4.50%, Due 1/15/2021	150,000	152,625
TransDigm, Inc., 6.00%, Due 7/15/2022	400,000	403,000
Tronox Finance LLC, 6.375%, Due 8/15/2020B	250,000	240,312
United States Steel Corp.,
6.875%, Due 4/1/2021	21,000	21,394
8.375%, Due 7/1/2021F	200,000	222,000
7.50%, Due 3/15/2022	50,000	51,626
Wise Metals Group LLC, 8.75%, Due 12/15/2018B F	200,000	206,808

		12,240,001

Service - 23.11%
Ahern Rentals, Inc., 7.375%, Due 5/15/2023F	200,000	187,000
Altice Luxembourg S.A., 7.75%, Due 5/15/2022F	400,000	424,500
APX Group, Inc., 8.75%, Due 12/1/2020	400,000	415,000
Ashtead Capital, Inc., 5.625%, Due 10/1/2024F	375,000	393,750
Block Communications, Inc., 7.25%, Due 2/1/2020F	450,000	457,875
Brand Energy and Infrastructure Company, 8.50%, Due 12/1/2021F	100,000	103,750
Cable One, Inc., 5.75%, Due 6/15/2022F	75,000	78,375
Cablevision Systems Corp.,
7.75%, Due 4/15/2018	250,000	263,125
5.875%, Due 9/15/2022	300,000	301,500
Cardtronics, Inc., 5.125%, Due 8/1/2022	250,000	253,750
CEC Entertainment, Inc., 8.00%, Due 2/15/2022	200,000	209,000
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, Due 12/15/2021B F	150,000	152,062
CHS/Community Health Systems, Inc., 5.125%, Due 8/15/2018	100,000	100,312
Community Health Systems, Inc., 8.00%, Due 11/15/2019	350,000	311,500
DaVita, Inc., 5.75%, Due 8/15/2022	100,000	103,875
DISH DBS Corp., 5.125%, Due 5/1/2020	250,000	256,875
Dollar Tree, Inc., 5.75%, Due 3/1/2023	250,000	264,750
EMI Music Publishing Group N. America Holdings, Inc., 7.625%, Due 6/15/2024F	125,000	136,563
Endo Ltd / Endo Finance LLC / Endo Finco, Inc., 6.00%, Due 7/15/2023B F	200,000	170,500
Guitar Center, Inc., 6.50%, Due 4/15/2019F	250,000	224,375
HCA, Inc.,
5.875%, Due 5/1/2023	500,000	532,500
5.375%, Due 2/1/2025	250,000	255,000
HealthSouth Corp., 5.75%, Due 11/1/2024	400,000	406,500
Herc Rentals, Inc., 7.50%, Due 6/1/2022F	300,000	324,000
Horizon Pharma Financing, Inc., 6.625%, Due 5/1/2023	40,000	38,500
IHS Markit, Ltd., 5.00%, Due 11/1/2022F	325,000	336,781
JC Penney Corp, Inc., 5.875%, Due 7/1/2023F	400,000	405,600
LifePoint Health, Inc.,
5.875%, Due 12/1/2023	25,000	24,875
5.375%, Due 5/1/2024F	150,000	143,625
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, Due 10/15/2023B F	350,000	310,188
Mednax, Inc., 5.25%, Due 12/1/2023F	225,000	232,312
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, Due 10/1/2022 B F	100,000	102,750

See accompanying notes

13

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value

Service - 23.11% (continued)
Monitronics International, Inc., 9.125%, Due 4/1/2020	$325,000	$316,062
Natures Bounty Co., 7.625%, Due 5/15/2021F	400,000	419,000
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, Due 4/15/2022B F	250,000	255,313
Numericable Group S.A., 6.00%, Due 5/15/2022F	350,000	360,063
PetSmart, Inc., 7.125%, Due 3/15/2023F	375,000	368,437
Pinnacle Entertainment, Inc., 5.625%, Due 5/1/2024F	125,000	126,804
Rite Aid Corp., 6.75%, Due 6/15/2021	250,000	260,000
Sabre GLBL, Inc., 5.25%, Due 11/15/2023F	75,000	75,938
Scientific Games International, Inc., 10.00%, Due 12/1/2022	150,000	153,693
Silversea Cruise Finance Ltd., 7.25%, Due 2/1/2025F	125,000	128,464
Sinclair Television Group, Inc.,
5.375%, Due 4/1/2021	250,000	256,875
6.125%, Due 10/1/2022	150,000	156,845
Sirius XM Radio, Inc., 6.00%, Due 7/15/2024F	250,000	266,095
Tenet Healthcare Corp.,
5.00%, Due 3/1/2019	250,000	245,938
4.75%, Due 6/1/2020	200,000	203,000
6.75%, Due 6/15/2023	200,000	189,000
Tops Holding LLC / Tops Markets II Corp., 8.00%, Due 6/15/2022B F	200,000	160,000
United Rentals North America, Inc., 5.50%, Due 5/15/2027	375,000	378,281
Universal Health Services, Inc., 4.75%, Due 8/1/2022F	350,000	352,187
Universal Hospital Services, Inc., 7.625%, Due 8/15/2020	450,000	446,625
Univision Communications, Inc.,
5.125%, Due 5/15/2023F	175,000	173,796
5.125%, Due 2/15/2025F	100,000	95,438
Viking Cruises Ltd., 6.25%, Due 5/15/2025F	50,000	48,000
Virgin Media Finance PLC, 6.375%, Due 4/15/2023F G	250,000	262,500
VTR Finance BV, 6.875%, Due 1/15/2024F	290,000	304,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, Due 3/1/2025 B F	350,000	350,875
Ziggo Bond Finance BV, 6.00%, Due 1/15/2027F	150,000	148,815

		14,423,612

Telecommunications - 6.28%
CenturyLink, Inc.,
5.80%, Due 3/15/2022	125,000	128,555
7.50%, Due 4/1/2024	200,000	211,750
Frontier Communications Corp.,
7.125%, Due 3/15/2019	250,000	266,250
8.875%, Due 9/15/2020	75,000	79,875
11.00%, Due 9/15/2025	150,000	151,687
Hughes Satellite Systems Corp., 5.25%, Due 8/1/2026F	100,000	100,000
Level 3 Financing, Inc., 5.375%, Due 1/15/2024	400,000	404,500
Qwest Corp., 6.75%, Due 12/1/2021	25,000	27,483
Sprint Corp., 7.25%, Due 9/15/2021	750,000	803,625
Sprint Nextel Corp., 6.00%, Due 11/15/2022	425,000	431,375
T-Mobile USA, Inc., 6.625%, Due 4/1/2023	1,000,000	1,062,700
Windstream Corp., 6.375%, Due 8/1/2023	50,000	45,250
Windstream Services LLC, 7.75%, Due 10/15/2020B	200,000	204,250

		3,917,300

Transportation - 0.87%
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, Due 2/15/2019B F	250,000	227,500
XPO Logistics, Inc., 6.50%, Due 6/15/2022F	300,000	312,750

		540,250

Utilities - 1.37%
AES Corp., 5.50%, Due 3/15/2024	250,000	253,125
Calpine Corp., 5.375%, Due 1/15/2023	300,000	295,500

See accompanying notes

14

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value

Utilities - 1.37% (continued)
NRG Energy, Inc., 6.625%, Due 3/15/2023	$300,000	$309,000

		857,625

Total Corporate Obligations (Cost $44,787,678)		46,013,302

	Shares

SHORT-TERM INVESTMENTS - 4.00% (Cost $2,498,843)
American Beacon U.S. Government Money Market Select Fund, Select ClassI	2,498,843	2,498,843

TOTAL INVESTMENTS - 102.22% (Cost $62,556,337)		63,786,738
LIABILITIES, NET OF OTHER ASSETS - (2.22%)		(1,384,127)

TOTAL NET ASSETS - 100.00%		$62,402,611

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	LLC - Limited Liability Company.
C	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
D	Term Loan.
E	LP - Limited Partnership.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $18,741,037 or 30.03% of net assets. The Fund has no right to demand registration of these securities.
G	PLC - Public Limited Company.
H	LLLP - Limited Liability Limited Partnership.
I	The Fund is affiliated by having the same investment advisor.
J	Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $16,773 or 0.03% of net assets. Of this amount, $6,773 and $10,000 relate to Acrisure LLC and Mister Car Wash, Inc, respectively.

See accompanying notes

15

American Beacon Crescent Short Duration High Income FundSM

Statement of Assets and Liabilities

January 31, 2017

Assets:
Investments in unaffiliated securities, at fair value A	$61,287,895
Investments in affiliated securities, at fair value B	2,498,843
Dividends and interest receivable	850,515
Receivable for investments sold	1,625,270
Receivable for fund shares sold	40,873
Receivable for expense reimbursement (Note 2)	30,815
Prepaid expenses	25,345

Total assets	66,359,556

Liabilities:
Payable for investments purchased	3,711,698
Payable for fund shares redeemed	13,511
Dividends payable	4,133
Cash due to custodian	87,297
Unfunded loan commitments	16,773
Management and investment advisory fees payable	38,565
Administrative service and service fees payable	1,939
Transfer agent fees payable	590
Custody and fund accounting fees payable	9,277
Professional fees payable	69,274
Trustee fees payable	711
Payable for prospectus and shareholder reports	2,586
Other liabilities	591

Total liabilities	3,956,945

Net Assets	$62,402,611

Analysis of Net Assets:
Paid-in-capital	$63,948,636
Undistributed (overdistribution of) net investment income	310
Accumulated net realized (loss)	(2,776,736)
Unrealized appreciation of investments	1,230,401

Net assets	$62,402,611

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	5,378,958

Y Class	651,797

Investor Class	277,946

A Class	122,895

C Class	44,421

Net assets:
Institutional Class	$51,834,666

Y Class	$6,277,416

Investor Class	$2,679,338

A Class	$1,183,362

C Class	$427,829

Net asset value, offering and redemption price per share:
Institutional Class	$9.64

Y Class	$9.63

Investor Class	$9.64

A Class	$9.63

A Class (offering price)	$9.88

C Class	$9.63

A Cost of investments in unaffiliated securities	$60,057,494
B Cost of investments in affiliated securities	$2,498,843

See accompanying notes

16

American Beacon Crescent Short Duration High Income FundSM

Statement of Operations

For the year ended January 31, 2017

Investment income:
Dividend income from unaffiliated securities	$954
Dividend income from affiliated securities	7,120
Interest income	2,861,455

Total investment income	2,869,529

Expenses:
Management and investment advisory fees (Note 2)	327,233
Administrative service fees (Note 2):
Institutional Class	34,559
Y Class	6,058
Investor Class	3,412
A Class	998
C Class	386
Transfer agent fees:
Institutional Class	3,515
Y Class	360
Investor Class	1,716
A Class	63
C Class	45
Custody and fund accounting fees	55,479
Professional fees	98,307
Registration fees and expenses	69,025
Service fees (Note 2):
Y Class	6,655
Investor Class	8,137
A Class	1,675
C Class	671
Distribution fees (Note 2):
A Class	2,793
C Class	4,473
Prospectus and shareholder report expenses	14,974
Trustee fees	4,192
Other expenses	7,723

Total expenses	652,449

Net fees waived and expenses reimbursed (Note 2)	(201,928)

Net expenses	450,521

Net investment income	2,419,008

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(1,100,111)
Change in net unrealized appreciation (depreciation) of:
Investments	4,409,874

Net gain from investments	3,309,763

Net increase in net assets resulting from operations	$5,728,771

See accompanying notes

17

American Beacon Crescent Short Duration High Income FundSM

Statement of Changes in Net Assets

	Crescent Short Duration High Income Fund
	Year Ended January 31, 2017	Year Ended January 31, 2016

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,419,008	$2,169,994
Net realized gain (loss) from investments	(1,100,111)	(1,364,082)
Change in net unrealized appreciation (depreciation) from investments	4,409,874	(2,381,371)

Net increase (decrease) in net assets resulting from operations	5,728,771	(1,575,459)

Net investment income:
Institutional Class	(1,882,382)	(1,759,283)
Y Class	(321,091)	(271,569)
Investor Class	(147,957)	(99,781)
A Class	(50,709)	(31,972)
C Class	(16,867)	(7,389)

Net distributions to shareholders	(2,419,006)	(2,169,994)

Capital Share Transactions:
Proceeds from sales of shares	19,803,117	34,658,888
Reinvestment of dividends and distributions	2,333,667	2,130,973
Cost of shares redeemed	(13,547,704)	(16,928,188)

Net increase in net assets from capital share transactions	8,589,080	19,861,673

Net increase in net assets	11,898,845	16,116,220

Net Assets:
Beginning of period	50,503,766	34,387,546

End of Period *	$62,402,611	$50,503,766

* Includes undistributed (overdistribution of) net investment income	$310	$308

See accompanying notes

18

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

1.	Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2017, the Trust consists of twenty-seven active series, one of which is presented in this filing (the “Fund”): American Beacon Crescent Short Duration High Income Fund (“Crescent Short Duration Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

New Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies.

The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the fund’s financial statements.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of the financial statements. The Funds are investment companies, and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

19

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a controlling ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of January 31, 2017, based on management’s evaluation of the shareholder account base, two accounts have been identified as representing a non-affiliated controlling ownership of approximately 60% of the Fund’s outstanding shares.

20

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

2.	Transactions with Affiliates

Management Agreement

From February 1, 2016 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016 the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Fund also pays the unaffiliated investment advisor hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the Fund’s average daily assets. Management fees paid by the Fund during the year ended January 31, 2017 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts Paid to Investment Advisor	Amounts Paid to Manager
Crescent Short Duration	0.75%	$327,233	$198,536	$128,697

Administration Agreement

From February 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administration Agreement which obligated the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

21

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis. For the year ended January 31, 2017, the sub-transfer agent fees, as included in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Crescent Short Duration	$2,234

As of January 31, 2017, the Fund owes the manager the following reimbursements of sub-transfer agent fees, as included in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement of Sub-Transfer Agent Fees
Crescent Short Duration	$78

Investment in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Fund and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2017, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Crescent Short Duration	$2,499

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended January 31, 2017, the Fund did not utilize the credit facility.

22

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Fund to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the year ended January 31, 2017, the Manager waived or reimbursed expenses as follows:

	Class	Expense Cap	Reimbursed Expenses	Expiration
Fund		2/1/2016 to 1/31/2017
Crescent Short Duration	Institutional	0.85%	$157,876	2020
Crescent Short Duration	Y	0.95%	27,055	2020
Crescent Short Duration	Investor	1.23%	10,650	2020
Crescent Short Duration	A	1.25%	4,535	2020
Crescent Short Duration	C	2.00%	1,812	2020

Of these amounts, $30,815 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities for the Fund at January 31, 2017. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Fund has not recorded a liability for these potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Crescent Short Duration	$—	$167,017	2018
Crescent Short Duration	—	180,253	2019

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended January 31, 2017, Foreside collected $118 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2017, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2017, CDSC fees of $290 were collected for the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust and the American Beacon Select Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

23

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

3.	Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities are normally valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted price of non U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are generally considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are

24

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Common stocks that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When the Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

25

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of

January 31, 2017, the investments were classified as described below:

Crescent Short Duration Fund (1)	Level 1	Level 2	Level 3	Total
Common Stock	$5,994	$—	$—	$5,994
Bank Loan Obligations	—	15,268,599	—	15,268,599
Corporate Obligations	—	46,013,302	—	46,013,302
Short-Term Investments - Money Market Funds	2,498,843	—	—	2,498,843

Total Investments in Securities	$2,504,837	$61,281,901	$—	$63,786,738

*	Refer to the Schedule of Investments for Industry Information.

U.S. GAAP also requires all significant transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Funds’ assets and liabilities. During the year ended January 31, 2017, the Fund transferred out $243,809 in bank loan obligations from Level 3 to Level 2, as this security is being priced by our primary pricing vendor.

The following table reconciles the Level 3 assets in the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Crescent Short Duration Fund	Bank Loan Obligations
Balance as of 1/31/2016	$483,000
Net purchases	30,488
Net sales	276,842
Realized gain (loss)	5,331
Change in unrealized appreciation (depreciation)	1,832
Transfer to Level 3	—
Transfer out of Level 3	243,809

Balance as of 1/31/2017	$—

Change in unrealized at period end**	$1,832

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

4.	Securities and Other Investments

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims

26

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

Corporate debt and other fixed-income securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Floating Rate Loan Interests

Floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

27

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations.

High Yield Securities

High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc.) or not rated, but considered by a subadvisor to be of similar quality. These types of securities are also commonly referred to as “junk bonds”.

Foreign Debt Securities

A Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non- dollar denominated). There is no minimum rating criteria for a Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

28

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

5.	Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Floating Rate Securities Risk

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the interest rates of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

High Yield Securities Risk

Investing in high yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

29

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to rising interest rates. As of the date of this Prospectus, interest rates are near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction as movements in interest rates. The prices of fixed income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Significant upward pressure on domestic interest rates and a corresponding widening of credit spreads could negatively impact the market price of emerging debt investments. An increase in interest rates can impact markets broadly as well.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Liquidity Risk

The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the- counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When the Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit the Fund’s pro rata share of loan payments to the Fund and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions

30

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expense and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Preferred Stock Risk

If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Therefore, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

31

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

6.	Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The tax years ended January 31, 2015, 2016, and 2017 are subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

Distributions paid from:	Year Ended January 31, 2017	Year Ended January 31, 2016
Ordinary Income*
Institutional Class	$1,882,382	$1,759,283
Y Class	321,091	271,569
Investor Class	147,957	99,781
A Class	50,709	31,972
C Class	16,867	7,389

Total distributions paid	$2,419,006	$2,169,994

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2017, the components of distributable earnings (deficits) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$62,594,773
Unrealized appreciation	1,564,674
Unrealized depreciation	(372,709)

Net unrealized appreciation (depreciation)	1,191,965

Undistributed ordinary income	4,443
Undistributed long-term capital gains	—
Accumulated capital and other losses	(2,738,300)
Other temporary differences	(4,133)

Distributable earnings (deficits)	$(1,546,025)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

32

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. There are no permanent differences as of January 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the “RICMOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended January 31, 2017, the Fund has $1,136,714 of short-term capital loss carryforward and $1,601,586 of long-term capital loss carryforwards. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

7.	Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, other than short-term obligations, for the year ended January 31, 2017 were as follows:

Crescent Short Duration Fund
Purchases (excluding U.S. government securities)	$57,429,904
Sales and Maturities (excluding U.S. government securities)	44,965,345

A summary of the Fund’s direct transactions in the USG Select Fund for the year ended January 31, 2017 were as follows:

Type of Transaction	January 31, 2016 Shares/Fair Value	Purchases	Sales	January 31, 2017 Shares/Fair Value	Dividend Income
Direct	$—	$39,088,928	$36,590,085	$2,498,843	$7,120

8.	Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended January 31,
	2017		2016
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,604,936	$15,345,755	1,754,507	$16,841,437
Reinvestment of dividends	199,329	1,878,899	184,571	1,754,659
Shares redeemed	(530,776)	(4,904,046)	(1,334,707)	(12,827,294)

Net increase in shares outstanding	1,273,489	$12,320,608	604,371	$5,768,802

	Y Class
	Year Ended January 31,
	2017		2016
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	374,672	$3,523,009	1,230,642	$11,854,195
Reinvestment of dividends	30,309	285,423	28,553	267,579
Shares redeemed	(695,631)	(6,454,380)	(326,905)	(3,064,331)

Net increase (decrease) in shares outstanding	(290,650)	$(2,645,948)	932,290	$9,057,443

33

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2017

	Investor Class
	Year Ended January 31,
	2017		2016
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	45,154	$424,004	411,947	$3,980,643
Reinvestment of dividends	11,800	111,013	7,913	73,947
Shares redeemed	(174,202)	(1,643,102)	(44,272)	(417,208)

Net increase (decrease) in shares outstanding	(117,248)	$(1,108,085)	375,588	$3,637,382

	A Class
	Year Ended January 31,
	2017		2016
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	26,753	$254,321	146,078	$1,413,995
Reinvestment of dividends	4,742	44,656	3,024	28,318
Shares redeemed	(23,427)	(221,496)	(44,422)	(424,009)

Net increase in shares outstanding	8,068	$77,481	104,680	$1,018,304

	C Class
	Year Ended January 31,
	2017		2016
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	27,226	$256,028	61,004	$568,618
Reinvestment of dividends	1,451	13,676	693	6,470
Shares redeemed	(34,989)	(324,680)	(21,075)	(195,346)

Net increase (decrease) in shares outstanding	(6,312)	$(54,976)	40,622	$379,742

9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds financial statements through this date.

34

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,		October 1 A to January 31,
	2017	2016	2015

Net asset value, beginning of period	$9.01	$9.68	$10.00

Income from investment operations:
Net investment income	0.46	0.47	0.16
Net gains (losses) on investments (both realized and unrealized)	0.63	(0.67)	(0.32)

Total income (loss) from investment operations	1.09	(0.20)	(0.16)

Less distributions:
Dividends from net investment income	(0.46)	(0.47)	(0.16)
Distributions from net realized gains	—	—	—

Total distributions	(0.46)	(0.47)	(0.16)

Net asset value, end of period	$9.64	$9.01	$9.68

Total return B	12.38%	(2.23)%	(1.65	)%C

Ratios and supplemental data:
Net assets, end of period	$51,834,666	$36,971,459	$33,903,138
Ratios to average net assets:
Expenses, before reimbursements	1.26%	1.27%	2.24	%D
Expenses, net of reimbursements	0.85%	0.85%	0.85	%D
Net investment income, before expense reimbursements	4.51%	4.41%	3.37	%D
Net investment income, net of reimbursements	4.93%	4.83%	4.76	%D
Portfolio turnover rate	95%	72%	31	%E

	Y Class
	Year Ended January 31,		October 1 A to January 31,
	2017	2016	2015

Net asset value, beginning of period	$9.00	$9.68	$10.00

Income from investment operations:
Net investment income	0.45	0.46	0.15
Net gains (losses) on investments (both realized and unrealized)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	1.08	(0.22)	(0.17)

Less distributions:
Dividends from net investment income	(0.45)	(0.46)	(0.15)
Distributions from net realized gains	—	—	—

Total distributions	(0.45)	(0.46)	(0.15)

Net asset value, end of period	$9.63	$9.00	$9.68

Total return B	12.27%	(2.39)%	(1.68	)%C

Ratios and supplemental data:
Net assets, end of period	$6,277,416	$8,481,991	$98,343
Ratios to average net assets:
Expenses, before reimbursements	1.36%	1.29%	7.71	%D
Expenses, net of reimbursements	0.95%	0.95%	0.95	%D
Net investment income (loss), before expense reimbursements	4.42%	4.80%	(2.11	)%D
Net investment income, net of reimbursements	4.83%	5.14%	4.64	%D
Portfolio turnover rate	95%	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 to January 31, 2015, and is not annualized.

35

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,		October 1 A to January 31,
	2017	2016	2015

Net asset value, beginning of period	$9.01	$9.69	$10.00

Income from investment operations:
Net investment income	0.43	0.44	0.14
Net gains (losses) on investments (both realized and unrealized)	0.63	(0.68)	(0.31)

Total income (loss) from investment operations	1.06	(0.24)	(0.17)

Less distributions:
Dividends from net investment income	(0.43)	(0.44)	(0.14)
Distributions from net realized gains	—	—	—

Total distributions	(0.43)	(0.44)	(0.14)

Net asset value, end of period	$9.64	$9.01	$9.69

Total return B	11.96%	(2.67)%	(1.67	)%C

Ratios and supplemental data:
Net assets, end of period	$2,679,338	$3,560,159	$189,898
Ratios to average net assets:
Expenses, before reimbursements	1.56%	1.46%	6.21	%D
Expenses, net of reimbursements	1.23%	1.23%	1.23	%D
Net investment income (loss), before expense reimbursements	4.22%	4.44%	(0.41	)%D
Net investment income, net of reimbursements	4.55%	4.68%	4.57	%D
Portfolio turnover rate	95%	72%	31	%E

	A Class
	Year Ended January 31,		October 1 A to January 31,
	2017	2016	2015

Net asset value, beginning of period	$9.00	$9.68	$10.00

Income from investment operations:
Net investment income	0.43	0.43	0.14
Net gains (losses) on investments (both realized and unrealized)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	1.06	(0.25)	(0.18)

Less distributions:
Dividends from net investment income	(0.43)	(0.43)	(0.14)
Distributions from net realized gains	—	—	—

Total distributions	(0.43)	(0.43)	(0.14)

Net asset value, end of period	$9.63	$9.00	$9.68

Total return B	11.94%	(2.71)%	(1.78	)%C

Ratios and supplemental data:
Net assets, end of period	$1,183,362	$1,033,329	$98,255
Ratios to average net assets:
Expenses, before reimbursements	1.66%	1.55%	7.97	%D
Expenses, net of reimbursements	1.25%	1.25%	1.25	%D
Net investment income (loss), before expense reimbursements	4.13%	4.28%	(2.37	)%D
Net investment income, net of reimbursements	4.54%	4.59%	4.36	%D
Portfolio turnover rate	95%	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 to January 31, 2015, and is not annualized.

36

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,		October 1 A to January 31,
	2017	2016	2015

Net asset value, beginning of period	$9.00	$9.68	$10.00

Income from investment operations:
Net investment income	0.35	0.36	0.12
Net gains (losses) on investments (both realized and unrealized)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	0.98	(0.32)	(0.20)

Less distributions:
Dividends from net investment income	(0.35)	(0.36)	(0.12)
Distributions from net realized gains	—	—	—

Total distributions	(0.35)	(0.36)	(0.12)

Net asset value, end of period	$9.63	$9.00	$9.68

Total return B	11.10%	(3.40)%	(2.03	)%C

Ratios and supplemental data:
Net assets, end of period	$427,829	$456,828	$97,911
Ratios to average net assets:
Expenses, before reimbursements	2.41%	2.36%	8.70	%D
Expenses, net of reimbursements	2.00%	2.00%	2.00	%D
Net investment income (loss), before expense reimbursements	3.37%	3.76%	(3.12	)%D
Net investment income, net of reimbursements	3.78%	4.12%	3.59	%D
Portfolio turnover rate	95%	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 to January 31, 2015, and is not annualized.

37

American Beacon FundsSM

Federal Tax Information

January 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended January 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Fund designated the following items with regard to distributions paid during the year ended December 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	0.0%
Qualified Dividend Income	0.0%

Shareholders received notification in January 2017 of the appropriate tax information necessary to prepare their 2016 income tax returns.

38

Trustees and Officers of the American Beacon FundsSM

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-eight funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

39

Trustees and Officers of the American Beacon FundsSM

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc.(2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President, CEO and Director, Resolute Investment Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015- Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Investment Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

40

Trustees and Officers of the American Beacon FundsSM

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Resolute Investment Managers, Inc. (2015-Present); Senior Vice President and Director, Resolute Acquisition, Inc. (2015-Present); Senior Vice President and Director, Resolute Topco, Inc. (2015-Present), Senior Vice President and Director, Resolute Investment Holdings, LLC. (2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013- 2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013- 2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Resolute Acquisition, Inc.(2015-Present); Asst. Treasurer, Resolute Topco, Inc. (2015-Present); Asst. Treasurer, Resolute Investment Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011- 2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (50)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

41

American Beacon FundsSM

Privacy Policy

January 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

42

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44

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Mail:

By Telephone:	American Beacon Funds
Institutional, Y, and Investor Classes	P.O. Box 219643
Call (800) 658-5811	Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, MA	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Crescent Short Duration High Income Fund are service marks of American Beacon Advisors, Inc.

AR 1/17

American Beacon®
FUNDS
2017 ANNUAL REPORT
January 31, 2017
ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND
SGA GLOBAL GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in lower volatility securities may produce more modest gains than other stock funds as a trade-off for the potentially lower downside risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SGA GLOBAL GROWTH FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2017

President’s Message

Dear Shareholders,

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Some investors questioned whether the election’s result would have negative consequences for their portfolios, although elections have rarely had a lasting effect on the market.

Following the election, the markets responded positively to aspects of the incoming administration’s proposed plans for economic growth; i.e., repatriating jobs from overseas, relaxing regulations, lowering taxes and increasing infrastructure spending. From Election Day 2016 to Inauguration Day 2017, the S&P 500 Index – a broad measure of the performance of large U.S. companies – climbed approximately 6%.

For the 12-month period that ended January 31, 2017, the Dow Jones Industrial Average – which follows the performance of 30 significant stocks trading on the New York Stock Exchange and The NASDAQ Stock Market – gained 23.89%. The S&P 500 Index, a domestic equity bellwether, grew 20.04%. Key global equity benchmarks also posted favorable returns for the same period: The MSCI EAFE Index, which measures the world’s developed market, increased 12.03%; the MSCI All Country World Index, which includes the equity market performance of developed and emerging markets, added 17.93%; and the MSCI Emerging Markets Index achieved 25.41%.

For the 12 months ended January 31, 2017:

•	American Beacon Acadian Emerging Markets Managed Volatility Fund (Investor Class) returned 11.89%.

•	American Beacon SGA Global Growth Fund (Investor Class) returned 13.20%.

At American Beacon Advisors, we are proud to offer a broad range of global equity and fixed-income funds sub-advised by experienced asset managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our shareholders meet their long-term financial goals.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Global Equity and Emerging Markets Overview

January 31, 2017 (Unaudited)

Global equity markets rallied broadly for the 12-month period from February 2016 through January 2017, evidenced by the 17.1% return of the MSCI World Index. This strong performance occurred despite the surprise Brexit election results in the U.K. in late June and the surprise U.S. presidential election results for Donald Trump – along with a majority sweep by the Republican Party in both chambers of Congress – in November. Equity performance was lifted over the course of the year with a broad-based commodity recovery headlined by the doubling of crude oil from a low of almost $26 per barrel in February 2016 to a high of more than $52 per barrel at the end of the period.

Domestic small cap stocks, represented by the Russell 2000 Index, returned a blistering 33.5%. Small caps outperformed large cap stocks despite the S&P 500 Index returning a solid 20.0% for the year. From a sector perspective within the S&P 500 Index, the top performers were the cyclical sectors, including Materials (up 36.5%) and Financials (up 35.0%). On the other hand, those lagging were the more defensive sectors, including Consumer Staples (up 6.4%) and Health Care (up 7.7%). From a style standpoint, value outperformed growth as demonstrated by the Russell 3000 Value Index returning 25.8% versus the Russell 3000 Growth Index return of 17.9%.

International developed markets also performed reasonably well over the period as the MSCI EAFE Index returned 12.0%. In Europe, the MSCI Germany Index returned 16.3% compared to the MSCI United Kingdom Index return of 7.7%. The U.K. market lagged in terms of U.S. dollars due to headwinds from the Brexit vote and the subsequent weakening of the British pound. In Asia, the MSCI Japan Index returned a solid 15.7%.

In the developing world, emerging markets rebounded strongly as rising commodity prices lifted stocks and the MSCI Emerging Market Index returned 25.4%. Leading the way over the period was Brazil, where the MSCI Brazil Index returned a scorching 98.6% as a political regime change instilled confidence in the future direction of the economy. In China, stocks produced a solid return as the MSCI China Index was up 23.5%. President Trump’s protectionist rhetoric was heavily directed at the U.S.’s southern neighbor and a main driver causing the MSCI Mexico Index to return -3.9% for the year.

Overall, global equity investors were rewarded with a very resilient year as stocks steadily marched upward despite political surprises.

2

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2017 (Unaudited)

The Investor Class of the American Beacon Acadian Emerging Markets Managed Volatility Fund (the “Fund”) returned 11.89% for the twelve months ended January 31, 2017. The Fund underperformed the MSCI Emerging Markets Index (the “Index”) return of 25.41% for the period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/27/2013 Through 1/31/2017

Total Returns for the Period ended January 31, 2017

	Ticker	1 Year	3 Years	Since Inception 9/27/2013	Value of $10,000 9/27/2013- 1/31/2017
Institutional Class (1,3)	ACDIX	12.37%	0.02%	(1.21)%	$9,602
Y Class (1,3)	ACDYX	12.28%	(0.10)%	(1.31)%	$9,568
Investor Class (1,3)	ACDPX	11.89%	(0.36)%	(1.58)%	$9,482
A without Sales Charge (1,3)	ACDAX	11.84%	(0.43)%	(1.64)%	$9,463
A with Sales Charge (1,3)	ACDAX	5.39%	(2.36)%	(3.36)%	$8,919
C without Sales Charge (1,3)	ACDCX	11.11%	(1.15)%	(2.37)%	$9,229
C with Sales Charge (1,3)	ACDCX	10.11%	(1.15)%	(2.37)%	$9,229

MSCI Emerging Markets Index (2)		25.41%	1.44%	(0.55)%	$9,835

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index.
3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.69%, 1.78%, 1.99%, 2.11%, and 2.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report..

3

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2017 (Unaudited)

The Fund underperformed the Index over the one-year period due to stock selection and country allocation.

Stock selections in Brazil and Mexico detracted from relative performance during the period. This was partially offset by strong selections in Thailand. The primary detractors in Brazil were stocks the portfolio did not own, including Itau Unibanco Holding S Pref (up 120.8%) and Banco Bradesco SA Pref (up 163.7%). In Mexico, portfolio holdings in Grupo Lala SAB De Cv (down 35.2%) and Grupo Bimbo SAB Series A (down 21.3%) hurt relative performance. In Thailand, a position in Thai Vegetable Oil PCL (up 93.8%) contributed positively to performance.

Relative contribution from country allocation was negative for the twelve month period. Underweighting Brazil (up 99.2%) and overweighting Malaysia (down 3.4%) were the largest detractors. On the other hand, overweighting Russia (up 56.0%) contributed positively to relative performance during the period.

The Fund’s basic philosophy remains focused on investing in a well-diversified portfolio of low volatility stocks that aims to maximize risk-adjusted returns.

Top Ten Holdings (% Net Assets)
SK Hynix, Inc.		1.5
China Communications Services Corp., Ltd. H		1.3
Samsung Electronics Co. Ltd.		1.3
Gazprom PJSC, ADR		1.2
PetroChina Co., Ltd. H		1.1
Agricultural Bank of China H		1.1
LG Electronics, Inc.		1.1
Severstal, Reg S		1.1
Bank of China Ltd. H		1.1
Tencent Holdings Ltd.		1.1

Total Fund Holdings	370

Sector Allocation (% Equities)
Financials	16.9
Consumer Staples	16.3
Telecommunication Services	14.2
Information Technology	11.9
Consumer Discretionary	11.2
Utilities	8.3
Industrials	6.8
Health Care	5.1
Materials	3.6
Energy	3.3
Real Estate	2.4

4

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2017 (Unaudited)

Country Allocation (% Equities)
Hong Kong/China	20.6
India	12.0
South Korea	11.6
Taiwan	9.3
Malaysia	7.4
Thailand	6.6
Russia	5.7
Chile	3.7
South Africa	3.5
Mexico	3.5
Poland	2.8
Philippines	2.2
Brazil	2.2
Indonesia	2.0
Turkey	1.7
Hungary	1.6
Czech Republic	1.5
Egypt	1.5
Colombia	0.4
Greece	0.1
Peru	0.1

5

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2017 (Unaudited)

The Investor Class of the American Beacon SGA Global Growth Fund (the “Fund”) returned 13.20% for the twelve months ended January 31, 2017. The Fund underperformed the MSCI All Country World Index (the “Index”) return of 17.93% for the period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2010 through 1/31/2017

Total Returns for the Period ended January 31, 2017

	Ticker	1 Year	3 Years	5 Years	Since Inception (12/31/2010)	Value of $10,000 12/31/2010- 1/31/2017
Institutional Class (1,7)	SGAGX	13.66%	7.89%	9.46%	9.12%	$17,004
Y Class (1,2,7)	SGAYX	13.55%	7.76%	9.38%	9.05%	$16,941
Investor Class (1,3,7)	SGAPX	13.20%	7.47%	9.18%	8.88%	$16,781
A without Sales Charge (1,4,7)	SGAAX	13.21%	7.45%	9.16%	8.87%	$16,772
A with Sales Charge (1,4,7)	SGAAX	6.72%	5.36%	7.88%	7.82%	$11,716
C without Sales Charge (1,5,7)	SGACX	12.41%	6.64%	8.62%	8.42%	$16,356
C with Sales Charge (1,5,7)	SGACX	11.41%	6.64%	8.62%	8.42%	$12,125

MSCI All Country World Index (6)		17.93%	5.49%	8.72%	6.76%	$15,116
MSCI All Country World Growth Index (6)		14.42%	6.16%	9.19%	7.22%	$15,061

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2017 (Unaudited)

2.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/10.
3.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/10.
4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. The maximum sales charge for A Class is 5.75%.
5.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The MSCI All Country World Index (“ACWI”) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Growth Index is designed to measure equity market performance of companies with higher growth values in developed and emerging markets. One cannot directly invest in an index.
7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 2.63%, 2.73%, 3.09%, 3.06% and 3.77%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a country perspective, stock selection detracted from performance and country allocation added to performance relative to the Index over the one-year period.

Stock selections in South Korea and Denmark detracted from the Fund’s relative performance during the period, including Amorepacific Corp., and LG Household + Health Care (down 18.7% and 22.5%, respectively) in South Korea, and Novo Nordisk A/S B (down 30.4%) in Denmark. Stock selection in the United Kingdom, including ARM Holdings PLC and Aon PLC (up 56.5% and 27.1%, respectively) contributed positively to the Fund.

From a country allocation perspective, overweighting Brazil (up 99.2%) and underweighting the United Kingdom (up 5.8%) aided relative performance, overcoming value lost through overweighting Denmark (down 8.0%).

The Fund’s basic philosophy remains focused on investing in low-risk companies that offer predictable earnings and cash flow growth over the long term.

Top Ten Holdings (% Net Assets)
Tencent Holdings Ltd.		4.0
AIA Group Ltd.		4.0
SAP AG, Sponsored ADR		3.9
Visa, Inc., Class A		3.9
Novo Nordisk A.S., Class B		3.5
Regeneron Pharmaceuticals, Inc.		3.1
Salesforce.com, Inc.		3.0
Apple, Inc.		2.9
priceline.com, Inc.		2.9
Equinix Inc.		2.9

Total Fund Holdings	35

7

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2017 (Unaudited)

Sector Allocation (% Equities)
Information Technology	34.5
Consumer Staples	19.5
Consumer Discretionary	14.5
Health Care	11.2
Financials	6.3
Energy	6.0
Real Estate	5.2
Industrials	2.8

Country Allocation (% Equities)
United States	56.2
Hong Kong/China	8.4
India	4.6
Germany	4.2
Denmark	3.7
United Kingdom	3.1
France	3.1
Netherlands	2.9
South Africa	2.7
South Korea	2.5
Bermuda	2.1
Japan	2.1
Mexico	2.0
Argentina	1.4
Australia	1.0

8

American Beacon FundsSM

Expense Examples

January 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2016 through January 31, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

January 31, 2017 (Unaudited)

Acadian Emerging Markets Managed Volatility Fund

	Beginning Account Value 8/1/2016	Ending Account Value 1/31/2017	Expenses Paid During Period 8/1/2016-1/31/2017*
Institutional Class
Actual	$1,000.00	$993.05	$6.76
Hypothetical**	$1,000.00	$1,018.35	$6.85
Y Class
Actual	$1,000.00	$991.98	$7.26
Hypothetical**	$1,000.00	$1,017.85	$7.35
Investor Class
Actual	$1,000.00	$990.35	$8.66
Hypothetical**	$1,000.00	$1,016.44	$8.77
A Class
Actual	$1,000.00	$990.14	$8.75
Hypothetical**	$1,000.00	$1,016.34	$8.87
C Class
Actual	$1,000.00	$986.43	$12.48
Hypothetical**	$1,000.00	$1,012.57	$12.65

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 1.35%, 1.45%, 1.73%, 1.75% and 2.50% for the Institutional, Y, Investor, A and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

SGA Global Growth Fund

	Beginning Account Value 8/1/2016	Ending Account Value 1/31/2017	Expenses Paid During Period 8/1/2016-1/31/2017*
Institutional Class
Actual	$1,000.00	$969.90	$4.85
Hypothetical**	$1,000.00	$1,020.21	$4.98
Y Class
Actual	$1,000.00	$969.16	$5.30
Hypothetical**	$1,000.00	$1,019.76	$5.43
Investor Class
Actual	$1,000.00	$967.68	$6.63
Hypothetical**	$1,000.00	$1,018.38	$6.80
A Class
Actual	$1,000.00	$968.27	$6.83
Hypothetical**	$1,000.00	$1,018.22	$7.00
C Class
Actual	$1,000.00	$964.35	$10.47
Hypothetical**	$1,000.00	$1,014.47	$10.74

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.98%, 1.07%, 1.34%, 1.38% and 2.12% for the Institutional, Y, Investor, A and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, as of January 31, 2017, and the related statements of operations and of changes in net assets and the financial highlights for the year then ended, present fairly, in all material respects, each of the financial positions of American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund (two of the series constituting American Beacon Funds, hereafter referred to as the “Funds”) as of January 31, 2017, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinions. The financial statements of each of the Funds as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers

Boston, Massachusetts

March 30, 2017

11

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
Brazil - 2.18%
Common Stocks - (Cost $1,745,419)
AmBev S.A.	98,000	$534,924
BRF S.A.	43,400	612,346
Dimed SA Distribuidora da MedicamentosA	300	61,597
FII BTG Pactual Corp. Office FundB	2,670	81,512
Grendene S.A.	11,200	65,790
Hypermarcas S.A.	56,700	502,924

Total Common Stocks		1,859,093

Preferred Stocks - (Cost $157,964)

Centrais Eletricas Santa CatarinaC	1,100	6,385
Cia de Gas de Sao Paulo, Class AC	6,262	92,506

Total Preferred Stocks		98,891

Total Brazil		1,957,984

Chile - 3.65%
Common Stocks - (Cost $3,372,432)
Aguas Andinas S.A., Class A	78,422	42,577
AntarChile S.A	2,356	25,774
Banco de Chile, ADRD	2,821	201,166
Banco de Chile	4,513	538
Cencosud S.A	11,293	57,219
Compania Cervecerias Unidas S.A., Sponsored ADRD	32,647	737,496
Embotelladora Andina S.A., Series B, ADR D	12,400	266,600
Empresa Nacional de Electricidad S.A	210,481	135,416
Empresa Nacional de Electricidad S.A., Sponsored ADRD	7,877	152,656
Enel Americas S.A	589,347	105,407
Enel Americas S.A., ADRD	59,791	539,913
Enersis Chile S.A	3,176,390	526,016
Engie Energia Chile S.A	44,541	73,482
Inversiones Aguas Metropolitanas S.A.	64,069	92,265
Sigdo Koppers S.A	16,018	20,499
Sociedad Matriz del Banco de Chile S.A., Class B	252,545	85,665
Vina Concha y Toro S.A.	111,423	181,245
Vina Concha y Toro S.A., Sponsored ADRD	1,112	36,329

Total Chile		3,280,263

Colombia - 0.43%
Common Stocks - (Cost $410,096)
Grupo Aval Acciones y Valores S.A., ADR D	45,923	382,079

Czech Republic - 1.51%
Common Stocks - (Cost $1,351,462)
CEZ A.S.	44,493	762,376
Komercni Banka A.S.	3,083	109,003
O2 Czech Republic A.S	19,874	205,640
Pegas Nonwovens S.A.	5,825	190,823
Philip Morris CR A.S.A	163	86,114

Total Czech Republic		1,353,956

Egypt - 1.49%
Common Stocks - (Cost $1,395,278)
Commercial International Bank Egypt SAE	154,250	623,430
Eastern Tobacco	14,398	148,159
Egyptian International Pharmaceuticals	492	2,337

See accompanying notes

12

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value

Egypt - 1.49% (continued)
Common Stocks - (Cost $1,395,278) (continued)
Elswedy Electric Co.	11,392	$50,377
Faisal Islamic Bank of Egypt	1,500	1,316
Global Telecom Holding SAE	144,513	53,840
Sidi Kerir Petrochemicals Co.	120,679	127,684
Telecom Egypt	512,669	331,679

Total Egypt		1,338,822

Greece - 0.08%
Common Stocks - (Cost $72,850)
Hellenic Telecommunications Organization S.A.	7,655	69,662

Hong Kong/China - 20.29%
Common Stocks - (Cost $17,214,550)
Agricultural Bank of China H	2,343,000	984,441
Bank of China Ltd. H	2,142,000	977,288
Bank of Chongqing Co., Ltd. H	181,000	156,764
Bank of Communications Co., Ltd. H	613,000	454,285
Bank of Jinzhou Co. Ltd.	33,000	40,022
C.banner International Holdings Ltd.A	121,000	35,868
China Communications Services Corp., Ltd. H	1,682,000	1,146,784
China Construction Bank H	1,265,000	945,624
China Creative Home Group Ltd.	492,000	22,194
China Dongxiang Group Co., Ltd.	1,477,000	276,025
China Lilang Ltd.	31,000	18,818
China Mobile Ltd.	81,500	922,782
China Petroleum & Chemical Corp., H	154,000	123,257
China Resources Enterprise Ltd.A	298,000	606,839
China SCE Property Holdings Ltd.A	282,000	90,500
China Shineway Pharmaceutical Group Ltd.	159,000	182,794
China Telecom Corp., Ltd. H	1,726,000	820,856
China Unicom Hong Kong Ltd.	808,000	960,157
China Vanke Co. Ltd.	101,800	259,784
China Yuchai International Ltd.	457	6,357
CITIC Ltd.	408,000	606,828
Cosco International Holdings Ltd.E	64,000	28,953
COSCO Shipping Ports Ltd.E	74,000	73,820
CSPC Pharmaceutical Group Ltd.	424,000	478,707
Dah Chong Hong Holdings Ltd.	72,000	29,417
Fuguiniao Co., Ltd. H N	28,000	13,966
Goldlion Holdings Ltd.	46,000	18,320
Haier Electronics Group Co., Ltd.	94,000	165,977
Hengan International Group Co., Ltd.	100,000	821,637
Hopewell Highway Infrastructure Ltd.	654,500	345,854
Huishang Bank Corp., Ltd. H	605,000	306,442
Industrial & Commercial Bank of China Ltd. H	1,568,000	965,993
Jinmao China Hotel Investments and Management Ltd.	45,000	22,909
K Wah International Holdings Ltd.	278,000	139,378
KFM Kingdom Holdings Ltd.	88,000	12,930
Kingboard Chemical Holdings Ltd.	206,000	711,544
Kingboard Laminates Holdings Ltd.	63,500	70,056
Koradior Holdings Ltd.	200,000	240,240
NVC Lighting Holding Ltd.	2,128,000	257,810
PetroChina Co., Ltd. H	1,258,000	1,008,488
Powerlong Real Estate Holdings Ltd.	72,000	21,158
Qinqin Foodstuffs Group Cayman Co., Ltd.A	676,400	214,456
Road King Infrastructure Ltd.	140,000	120,713
Ronshine China Holdings Ltd.A	545,500	449,258

See accompanying notes

13

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
Hong Kong/China - 20.29% (continued)
Common Stocks - (Cost $17,214,550) (continued)
Sinopharm Group Co. H	14,800	$67,907
Spring Real Estate Investment TrustB	49,000	19,830
Tencent Holdings Ltd.	37,000	974,726
Tong Ren Tang Technologies Co., Ltd. H	69,000	123,613
Tsingtao Brewery Co., Ltd. H	22,000	88,183
Want Want China Holdings Ltd.	767,000	549,629
XTEP International Holdings Ltd.	129,500	54,912
Yuexiu Real Estate Investment TrustB	102,000	56,134
Yuexiu Transport Infrastructure Ltd.	104,000	66,216
Yuzhou Properties Co., Ltd.	225,000	73,946

Total Hong Kong/China		18,231,389

Hungary - 1.55%
Common Stocks - (Cost $1,182,386)
Magyar Telekom Telecommunications PLCF	321,667	574,663
Richter Gedeon Nyrt	37,908	816,242

Total Hungary		1,390,905

India - 11.80%
Common Stocks - (Cost $10,445,237)
Bajaj Auto Ltd.	11,021	461,064
Biocon Ltd.	24,548	366,528
Cadila Healthcare Ltd.	31,910	165,535
Cipla Ltd.	44,417	375,854
Colgate-Palmolive India Ltd.	34,683	454,925
Divi’s Laboratories Ltd.	11,143	114,969
Dr. Reddy’s Laboratories Ltd., ADRD	9,385	424,202
Dr. Reddy’s Laboratories Ltd.	5,075	225,456
GlaxoSmithKline Consumer Healthcare Ltd.	2,375	181,507
Grasim Industries Ltd.	13,145	176,313
Hero Honda Motors Ltd.	16,331	763,305
Hindustan Unilever Ltd.	64,250	808,748
Infosys Technologies Ltd.	30,639	419,720
Infosys Technologies Ltd., Reg S, Sponsored ADR D G	28,373	390,696
ITC Ltd.	226,882	863,452
Marico Ltd.	13,000	49,283
Maruti Suzuki India Ltd.	9,185	798,748
Minda Industries Ltd.	2,245	11,534
Mphasis Ltd.	5,923	48,627
Nestle India Ltd.	1,567	135,486
NHPC Ltd.	133,413	56,830
Omaxe Ltd.	240,219	583,154
Oracle Financial Services Software Ltd.A	2,485	121,750
Power Grid Corp. of India Ltd.	137,129	418,694
Procter & Gamble Hygiene & Health Care Ltd.	507	52,236
Raymond Ltd.	4,411	32,069
Tata Consultancy Services Ltd.	24,361	801,441
Torrent Pharmaceuticals Ltd.	5,713	109,890
Videocon Industries Ltd.	97,796	149,480
Wipro Ltd., ADRD	9,614	88,737
Wipro Ltd.	110,724	751,379
WNS Holdings Ltd., ADRA D	7,261	206,503

Total India		10,608,115

See accompanying notes

14

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
Indonesia - 1.93%
Common Stocks - (Cost $1,625,250)
Bank Central Asia Tbk PT	408,200	$467,737
Hanjaya Mandala Sampoerna Tbk PT	730,300	210,571
Multipolar Technology Tbk PT	570,100	59,348
Sarana Meditama Metropolitan Tbk PT	747,000	147,134
Telekomunikasi Indonesia Persero Tbk PT	2,721,700	788,839
Tunas Ridean Tbk PT	7,500	758
Unilever Indonesia Tbk PT	17,600	54,306

Total Indonesia		1,728,693

Malaysia - 7.24%
Common Stocks - (Cost $7,276,446)
Allianz Malaysia Bhd	2,800	6,827
Batu Kawan Bhd	1,500	6,400
DiGi.Com Bhd	28,500	31,913
Fraser & Neave Holdings Bhd	83,000	440,343
Guinness Anchor Bhd	19,600	70,267
Hong Leong Bank Bhd	210,600	626,641
IHH Healthcare Bhd	314,000	446,597
KPJ Healthcare Bhd	128,200	121,558
Kuala Lumpur Kepong Bhd	161,300	877,600
Malayan Banking Bhd	116,600	216,379
Maxis Bhd	203,100	281,988
Nestle Malaysia Bhd	16,900	289,965
Panasonic Manufacturing Malaysia Bhd	1,400	9,931
Petronas Gas Bhd	140,300	661,353
PPB Group Bhd	22,500	82,594
Public Bank Bhd	195,500	887,132
Star Media Group Bhd	43,100	22,380
Telekom Malaysia Bhd	519,100	697,290
Tenaga Nasional Bhd	239,400	724,226

Total Malaysia		6,501,384

Mexico - 3.42%
Common Stocks - (Cost $3,918,383)
Coca-Cola Femsa S.A.B. de C.V., Series L	73,500	455,376
Concentradora Hipotecaria SAPI de C.V.B	138,836	146,935
Corp Inmobiliaria Vesta SAB de CV	27,555	30,312
Grupo Aeroportuario del Pacific, Series B	3,570	27,672
Grupo Aeroportuario del Sureste, S.A.B. de C.V., ADRD	2,153	311,905
Grupo Bimbo S.A.B. de C.V., Series A	177,640	391,764
Grupo GICSA S.A. de C.V.A	44,070	23,902
Grupo Industrial Maseca S.A.B. de C.V., Series B	3,260	3,782
Grupo Lala S.A.B. de C.V.	277,011	415,645
Grupo Lamosa S.A.B. de C.V.	10,519	17,655
Grupo Sanborns S.A. de C.V.	24,367	24,304
Grupo Sports World S.A.B. de C.V.A	33,015	25,173
Industrias Bachoco S.A.B. de C.V., Series B	50,523	196,074
Industrias CH SAB de CVA	7,402	46,854
La Comer S.A.B. de C.V.A	425,953	302,304
Megacable Holdings S.A.B. de C.V.E	120,585	381,644
Organizacion Soriana S.A.B. de C.V., Series B	37,530	79,187
Prologis Property Mexico S.A. de C.V.B	53,162	73,242
Rassini SAB de CV	18,938	69,873
Unifin Financiera SAPI de C.V. SOFOM ENR	16,953	39,941
Vitro S.A.B. de C.V., Series A	4,135	12,889

Total Mexico		3,076,433

See accompanying notes

15

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
Peru - 0.11%
Common Stocks - (Cost $105,499)
Alicorp SAA	10,384	$23,841
Enel Distribucion Peru SAA	17,888	32,265
Enersur S.A.	14,277	39,152
Luz Del Sur SAA	2,046	7,956

Total Peru		103,214

Philippines - 2.21%
Common Stocks - (Cost $2,073,996)
Aboitiz Power Corp.	615,700	522,105
ABS-CBN Holdings Corp., ADRD	41,720	39,821
Cebu Air, Inc.	48,130	91,830
Century Pacific Food, Inc.	233,400	76,823
China Banking Corp.	6,045	4,677
Cosco Capital, Inc.	151,300	27,910
Globe Telecom, Inc.	5,740	198,388
Integrated Micro-Electronics, Inc.	204,500	25,149
Manila Electric Co.	116,540	666,946
Manila Water Co. Inc.	224,800	136,195
Megawide Construction Corp.	121,000	36,374
Pepsi-Cola Products Philippines, Inc.	66,900	4,396
San Miguel Corp.	50,960	100,353
San Miguel Pure Foods Co.	1,480	7,584
Union Bank of the Philippines	29,140	45,878

Total Philippines		1,984,429

Poland - 2.77%
Common Stocks - (Cost $2,708,456)
Agora S.A.	4,326	14,529
Alchemia S.A.A	23,200	28,792
Altus Towarzystwo Funduszy Inwestycyjnych S.A.A G	4,294	15,676
Alumetal S.A.	3,195	52,735
Amica Wronki S.A.A	810	37,823
AmRest Holdings SEA	2,497	204,514
Asseco Poland S.A.	31,491	452,152
Boryszew S.A.A	27,262	77,265
CD Projekt S.A.A	16,855	246,846
ComArch S.A.A	430	19,338
Emperia Holding S.A.	429	7,338
Eurocash S.A.	42,897	427,395
Fabryki Mebli Forte S.A.	336	6,964
Impexmetal S.A.A	26,138	25,977
Netia S.A.	29,180	32,643
Neuca S.A.	364	36,403
Oponeo.pl S.A.	3,251	41,962
Orange Polska S.A.	432,110	582,664
PGE S.A.	35,681	97,295
Tauron Polska Energia S.A.A	96,629	71,180
Zaklady Lentex S.A.	2,609	6,971

Total Poland		2,486,462

Russia - 5.62%
Common Stocks - (Cost $4,033,248)
Gazprom NEFT, Sponsored ADRD	21,767	423,368
Gazprom PJSC, ADRD H	216,957	1,072,852
Magnit PJSC, GDRH I	4,197	153,610
Magnitogorsk Iron & Steel OJSC J	5,492	46,023

See accompanying notes

16

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
Russia - 5.62% (continued)
Common Stocks - (Cost $4,033,248) (continued)
Megafon, Reg S, GDRG I	20,875	$226,494
MMC Norilsk Nickel PJSCH	54,847	886,876
Novolipetsk Steel PJSCH	15,189	299,223
Rosneft Oil Co. PJSC, Reg S, GDRG H I	44,085	291,181
Rostelecom, Sponsored ADRD	34,269	290,601
Sberbank PAO, Sponsored ADRA D	4,998	58,277
Severstal, Reg SA G	61,919	981,416
Sistema JSFC, Reg S, Sponsored GDRA G I M	33,004	315,848

Total Russia		5,045,769

South Africa - 3.47%
Common Stocks - (Cost $2,894,871)
Adbee Rf Ltd.A	701	1,834
Advtech Ltd.	108,357	135,899
AVI Ltd.	96,517	656,244
Bid Corp Ltd.	43,921	757,006
Blue Label Telecoms Ltd.	124,267	168,026
Clover Industries Ltd.	157,282	203,912
Distell Group Ltd.	7,017	78,106
Rhodes Food Group Pty. Ltd.	55,433	115,803
Vodacom Group Pty. Ltd.	83,335	933,846

Total Common Stocks		3,050,676

Preferred Stocks - (Cost $87,140)

Barclays Africa Group Ltd.C	1,084	62,506

Total South Africa		3,113,182

South Korea - 11.40%
Common Stocks - (Cost $9,922,403)
Aju Capital Co. Ltd.	3,026	17,785
Binggrae Co. Ltd.	1,538	85,364
Busan City Gas Co., Ltd.	333	9,829
Charm Engineering Co., Ltd.A	122,754	284,148
Dae Won Kang Up Co. Ltd.	3,779	14,048
Daeduck Electronics Co.	16,851	120,064
Daesung Energy Co., Ltd.	12,842	68,956
Dong-Il Corp.	981	50,228
e-Credible Co., Ltd.	2,267	22,824
ESTec Corp/Republic of Korea	2,209	20,815
GMB Korea Corp.	4,370	18,708
Hankook Tire Co., Ltd.	14,663	714,160
Hanwha Life Insurance Co., Ltd.	5,311	29,432
Huvis Corp.	6,026	41,795
Hyundai Motor Co.	89	10,684
JB Financial Group Co., Ltd.	15,128	72,900
Jinro Distillers Co., Ltd.	828	20,769
JLS Co. Ltd.	6,133	40,373
Keyang Electric Machinery Co., Ltd.	4,164	18,238
Kia Motors Corp.	23,829	746,386
Korea Electric Power Corp.	18,995	693,863
KT Corp.	29,158	737,669
KT&G Corp.	4,034	348,866
Kyung Nong Corp.	3,593	17,902
LF Corp.	4,494	82,757
LG Display Co., Ltd., ADRD	16,120	217,298

See accompanying notes

17

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
South Korea - 11.40% (continued)
Common Stocks - (Cost $9,922,403) (continued)
LG Electronics, Inc.	20,643	$984,100
LG UPlus Corp.	27,150	266,337
Mi Chang Oil Industrial Co. Ltd.	229	18,346
Mirae Asset Life Insurance Co., Ltd.	25,708	130,962
Namyang Dairy Products Co., Ltd.	279	175,020
NAVER Corp.	282	183,939
Nexen Corp.	13,462	92,905
S-1 Corp.	2,140	154,870
Saeron Automotive Corp.	3,060	20,802
Sam Young Electronics Co., Ltd.	9,075	91,757
Samchully Co., Ltd.	345	28,767
Samsung Electronics Co., Ltd.	690	1,171,474
Samwonsteel Co. Ltd.	6,173	18,725
SAVEZONE I&C Corp.A	4,297	18,858
SJM Holdings Ltd.	2,950	15,434
SK Hynix, Inc.	28,597	1,321,452
SK Telecom Co., Ltd.	4,435	851,050
Uju Electronics Co., Ltd.	2,948	44,774
Woorison F&G Co. LtdA	14,997	25,939
Yesco Co., Ltd.	2,264	70,817
Youlchon Chemical Co., Ltd.	2,089	24,447
Young Poong Precision Corp.	2,451	18,961

Total South Korea		10,235,597

Taiwan - 9.16%
Common Stocks - (Cost $7,858,388)
Ability Enterprise Co., Ltd.	37,000	20,007
Bank of Kaohsiung Co. LtdA	69,000	20,361
Cheng Loong Corp.A	83,000	38,129
China Chemical & Pharmaceutical Co., Ltd.	43,000	24,829
China Motor Corp.	199,000	181,884
China Synthetic Rubber	69,460	63,043
Chun Yuan Steel	58,000	22,111
Chunghwa Telecom Co., Ltd.	247,000	803,739
DA CIN Construction Co. Ltd.	18,000	11,111
Far Eastern International Bank	1,071,400	313,771
First Financial Holding Co., Ltd.	1,665,462	927,146
HON HAI Precision Industry Co., Ltd.	329,288	879,264
KD Holding Corp.	15,000	83,743
Keysheen Cayman Holdings Co., Ltd.	6,000	12,059
Kwong Fong Industries Corp.A	39,000	32,846
Lien Hwa Industrial Corp.	224,926	167,909
Microlife Corp.	25,000	60,614
Nichidenbo Corp.	29,000	22,574
Sampo Corp.	139,000	80,484
Shanghai Commercial & Savings Bank Ltd.	522,815	470,177
Shan-Loong Transportation Co. Ltd.	30,000	27,563
Shihlin Electric & Engineering Corp.	5,000	6,476
Shin Kong No.1 REITB	51,000	22,794
Stark Technology, Inc.	24,000	21,515
Taichung Commercial Bank	1,172,379	344,465
Taiwan Business BankA	1,628,135	424,356
Taiwan Cooperative Financial Holding Co., Ltd.	1,975,934	901,418
Taiwan Mobile Co., Ltd.	191,000	636,748
Taiwan Sakura Corp.	92,800	89,259
Taiwan Semiconductor Manufacturing Co., Ltd.	207,105	876,834
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADRD	7,555	233,525
Taiwan Shin Kong Security Co., Ltd.	203,170	257,641

See accompanying notes

18

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
Taiwan - 9.16% (continued)
Common Stocks - (Cost $7,858,388) (continued)
Trade-Van Information Services Co.	16,000	$13,577
TTet Union Corp.	6,000	16,270
Uni-President Enterprises Corp.	3,720	6,349
Wisdom Marine Lines Co., Ltd.	32,926	32,300
YungShin Global Holding Corp.	40,000	57,934
Zenitron Corp.	33,000	18,581

Total Taiwan		8,223,406

Thailand - 6.46%
Common Stocks - (Cost $5,129,127)
Advanced Information Technology PCLK	60,500	45,534
Bangkok Bank PCL, NVDRK L	94,300	467,349
Bangkok Bank PCLK	95,200	471,809
Bangkok Land PCL, NVDR K L	1,623,900	87,629
BCPG PCL, NVDR K L	366,300	144,606
CP ALL PCL, NVDR K L	129,000	221,656
CS Loxinfo PCLK	26,900	4,699
Dhipaya Insurance PCL, NVDR K L	70,100	110,496
Electricity Genera PCL, NVDR K L	52,200	299,472
Electricity Generating PCLK	12,300	70,565
IMPACT Growth Real Estate Investment Trust, Series AB	158,100	66,455
Kang Yong Electric PCLK	2,100	25,885
Kang Yong Electric PCL, NVDRK L	100	1,233
KGI Securities Thailand PCLK	601,100	69,995
Khon Kaen Sugar Industry PCL, NVDR K L	134,730	25,829
Krung Thai Bank PCL, NVDR K L	1,247,300	673,067
MBK PCL, NVDR K L	41,200	17,201
Mega Lifesciences PCLK	204,700	164,237
MK Restaurants Group PCLK	142,300	228,343
Modernform Group PCLK	33,200	5,610
Modernform Group PCL, NVDRK L	26,400	4,461
Platinum Group PCLK	147,800	29,384
Ratchaburi Electricity Generating Holding PCLK	103,400	149,770
Ratchaburi Electricity Generating Holding PCL, NVDRK L	93,100	134,851
Somboon Advance Technology PCL, NVDR K L	59,500	25,517
SPCG PCLK	74,300	44,736
Thai Nakarin Hospital PCL, NVDR K L	15,000	15,869
Thai Vegetable Oil PCLK	334,600	389,622
Thai Vegetable Oil PCL, NVDRK L	435,000	506,532
Thai Wah PCLK	327,000	90,085
Thanachart Capital PCL, NVDR K L	137,000	184,820
The Siam Cement PCL, NVDRK L	62,500	898,182
Vinythai PCL, NVDR K L	195,100	98,076
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrustB	91,400	25,959

Total Thailand		5,799,534

Turkey - 1.70%
Common Stocks - (Cost $1,719,461)
Adana Cimento Sanayii TAS, Class C	98,525	23,501
Arcelik A.S.	98,453	596,487
BIM Birlesik Magazalar A.S.	39,107	558,131
Bursa Cimento Fabrikasi A.S.	11,599	19,859
NET Holding A.S.A	18,821	13,717
Nuh Cimento Sanayi A.S.	7,962	23,676
Pinar Entegre Et ve Un Sanayi A.S.	4,048	11,587
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	140,444	128,416

See accompanying notes

19

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
Turkey - 1.70% (continued)
Common Stocks - (Cost $1,719,461) (continued)
Turkcell Iletisim Hizmetleri A.S.	48,997	$147,258

Total Turkey		1,522,632

SHORT-TERM INVESTMENTS - 1.45% (Cost $1,304,383)
American Beacon U.S. Government Money Market Select Fund, Select Class O	1,304,383	1,304,383

TOTAL INVESTMENTS - 99.92% (Cost $88,004,725)		89,738,293
OTHER ASSETS, NET OF LIABILITIES - 0.08%		74,574

TOTAL NET ASSETS - 100.00%		$89,812,867

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.
C	A type of Preferred Stock that has no maturity date.
D	ADR - American Depositary Receipt.
E	Par value represents units rather than shares.
F	PLC - Public Limited Company.
G	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
H	PJSC - Private Joint Stock Company.
I	GDR - Global Depositary Receipt.
J	OJSC - Open Joint Stock Company.
K	PCL - Public Company Limited (Thailand).
L	NVDR - Non Voting Depository Receipt
M	JSFC - Joint Stock Financial Corporation.
N	Fair valued pursuant to procedures approved by the board of Trustees. At period end, the value of these securities amounted to $13,966 or 0.02% of net assets.
O	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on January 31, 2017:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	Long	27	March 2017	$1,235,385	$50,038

				$1,235,385	$50,038

See accompanying notes

20

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
Argentina - 1.34%
Common Stocks - (Cost $219,142)
MercadoLibre, Inc.	1,651	$306,079

Australia - 0.95%
Common Stocks - (Cost $225,020)
MYOB Group Ltd.	83,677	215,766

Bermuda - 1.95%
Common Stocks - (Cost $383,938)
IHS Markit Ltd. A	11,303	445,903

Denmark - 3.53%
Common Stocks - (Cost $927,388)
Novo Nordisk A.S., Class B	22,402	804,572

France - 2.91%
Common Stocks - (Cost $736,155)
Danone S.A.	10,617	664,626

Germany - 3.95%
Common Stocks - (Cost $764,118)
SAP AG, Sponsored ADR B	9,853	901,648

Hong Kong/China - 7.95%
Common Stocks - (Cost $1,523,129)
AIA Group Ltd.	145,359	904,876
Tencent Holdings Ltd.	34,602	911,553

Total Hong Kong/China		1,816,429

India - 4.37%
Common Stocks - (Cost $1,034,040)
HDFC Bank, Ltd. ADRB	6,518	449,286
Infosys Technologies Ltd., Reg S, Sponsored ADR B C	39,956	550,194

Total India		999,480

Japan - 1.96%
Common Stocks - (Cost $455,524)
Fast Retailing Co. Ltd.	1,420	447,468

Mexico - 1.87%
Common Stocks - (Cost $498,556)
Fomento Economico Mexicano, S.A.B. de C.V., Series B, Sponsored ADRB	5,694	428,360

Netherlands - 2.78%
Common Stocks - (Cost $641,232)
Core Laboratories N.V.	5,432	634,621

South Africa - 2.51%
Common Stocks - (Cost $520,498)
Shoprite Holdings Ltd.	43,211	574,009

See accompanying notes

21

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
South Korea - 2.40%
Common Stocks - (Cost $624,238)
Amorepacific Corp.	2,008	$547,746

United Kingdom - 2.93%
Common Stocks - (Cost $687,766)
Nielsen Holdings PLC D	16,388	670,433

United States - 52.83%
Common Stocks - (Cost $11,074,388)
Alphabet, Inc., Class CA	811	646,197
Amazon.com, Inc.A	804	662,078
Amgen, Inc.	2,845	445,755
Apple, Inc.	5,530	671,066
Cerner Corp.A	8,640	464,054
Colgate-Palmolive Co.	10,256	662,332
Equinix, Inc.E	1,746	672,175
FleetCor Technologies, Inc.A	4,486	661,640
Kansas City Southern	6,928	595,184
Lowe’s Cos., Inc.	9,151	668,755
Mondelez International, Inc., Class A	14,888	659,241
NIKE, Inc., Class B	8,284	438,224
priceline.com, Inc.A	427	672,581
Red Hat, Inc.A	7,348	557,566
Regeneron Pharmaceuticals, Inc.A	1,940	697,023
Salesforce.com, Inc.A	8,598	680,102
Schlumberger Ltd.	7,911	662,230
Visa, Inc., Class A	10,706	885,492
Whole Foods Market, Inc.	21,853	660,397

Total United States		12,062,092

SHORT-TERM INVESTMENTS - 5.98% (Cost $1,365,262)
American Beacon U.S. Government Money Market Select Fund, Select Class F	1,365,262	1,365,262

TOTAL INVESTMENTS - 100.21% (Cost $21,680,394)		22,884,494
LIABILITIES, NET OF OTHER ASSETS - (0.21)%		(48,411)

TOTAL NET ASSETS - 100.00%		$22,836,083

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.
C	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
D	PLC - Public Limited Company.
E	REIT - Real Estate Investment Trust.
F	The fund is affiliated by having the same investment advisor.

Futures Contracts Open on January 31, 2017:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	Long	250	March 2017	$432,100	$(4,636)
Mini MSCI Emerging Markets Index Futures	Long	150	March 2017	137,265	(1,106)
S&P 500 E-Mini Index Futures	Long	250	March 2017	568,625	(5,073)

				$1,137,990	$(10,815)

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2017

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A	$88,433,910	$21,519,232
Investments in affiliated securities, at fair value B	1,304,383	1,365,262
Foreign currency, at fair value C	174,772	—
Deposit with brokers for futures contracts	7,890	62,023
Dividends and interest receivable	102,400	9,914
Receivable for investments sold	301	87,048
Receivable for fund shares sold	130,433	58,347
Receivable for tax reclaims	—	6,849
Receivable for expense reimbursement (Note 2)	18,036	19,707
Receivable for variation margin from open futures contracts	50,098	—
Prepaid expenses	29,175	25,954

Total assets	90,251,398	23,154,336

Liabilities:
Payable for investments purchased	—	243,612
Payable for fund shares redeemed	250,823	3,042
Payable for variation margin from open futures contracts	—	10,788
Management and investment advisory fees payable	84,507	15,498
Administrative service and service fees payable	4,211	3,038
Transfer agent fees payable	1,554	266
Custody and fund accounting fees payable	26,554	4,400
Professional fees payable	61,924	35,209
Trustee fees payable	206	48
Payable for prospectus and shareholder reports	7,354	1,259
Other liabilities	1,578	1,093

Total liabilities	438,711	318,253

Net Assets	$89,812,687	$22,836,083

Analysis of Net Assets:
Paid-in-capital	$93,026,883	$21,683,812
Undistributed (overdistribution of) net investment income	(469,952)	(1,910)
Accumulated net realized (loss)	(4,531,713)	(38,825)
Unrealized appreciation of investments	3,964,382	1,290,142
Unrealized (depreciation) of currency transactions	(2,226,951)	(86,321)
Unrealized appreciation (depreciation) of futures contracts	50,038	(10,815)

Net assets	$89,812,687	$22,836,083

See accompanying notes

23

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2017

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	5,726,175	509,484

Y Class	3,547,816	113,367

Investor Class	377,336	765,835

A Class	55,557	69,060

C Class	49,626	68,206

Net assets:
Institutional Class	$52,787,468	$7,698,159

Y Class	$32,606,568	$1,706,678

Investor Class	$3,457,789	$11,414,261

A Class	$510,236	$1,028,223

C Class	$450,626	$988,762

Net asset value, offering and redemption price per share:
Institutional Class	$9.22	$15.11

Y Class	$9.19	$15.05

Investor Class	$9.16	$14.90

A Class	$9.18	$14.89

A Class (offering price)	$9.74	$15.80

C Class	$9.08	$14.50

A Cost of investments in unaffiliated securities	$86,700,342	$20,315,132
B Cost of investments in affiliated securities	$1,304,383	$1,365,262
C Cost of foreign currency	$173,426	$—

See accompanying notes

24

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2017

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$2,199,679	$143,242
Dividend income from affiliated securities	5,219	2,788

Total investment income	2,204,898	146,030

Expenses:
Management and investment advisory fees (Note 2)	738,938	100,491
Administrative service fees (Note 2):
Institutional Class	46,382	6,190
Y Class	30,338	160
Investor Class	3,732	605
A Class	596	401
C Class	648	443
Transfer agent fees:
Institutional Class	8,389	2,822
Y Class	1,254	142
Investor Class	1,985	1,331
A Class	75	45
C Class	283	74
Custody and fund accounting fees	138,922	26,070
Professional fees	92,476	40,667
Registration fees and expenses	72,257	68,812
Service fees (Note 2):
Y Class	30,768	735
Investor Class	8,903	11,746
A Class	878	876
C Class	971	993
Distribution fees (Note 2):
A Class	1,463	1,460
C Class	6,470	6,621
Prospectus and shareholder report expenses	24,037	8,029
Trustee fees	5,923	920
Other expenses	42,307	5,114

Total expenses	1,257,995	284,747

Net fees waived and expenses reimbursed (Note 2)	(93,050)	(123,518)

Net expenses	1,164,945	161,229

Net investment income	1,039,953	(15,199)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) fromB:
Investments	(830,689)	436,451
Foreign currency transactions	(1,089,335)	(79,514)
Futures contracts	107,064	131,059
Change in net unrealized appreciation (depreciation) of:
Investments	7,701,374	550,236
Foreign currency transactions	1,791,428	90,220
Futures contracts	57,340	(11,086)

Net gain from investments	7,737,182	1,117,366

Net increase in net assets resulting from operations	$8,777,135	$1,102,167

A Foreign taxes	$271,919	$7,986
B Net of foreign withholding taxes on capital gains	11,325	(1,169)

See accompanying notes

25

American Beacon FundsSM

Statements of Changes in Net Assets

	Acadian Emerging Markets Managed Volatility Fund		SGA Global Growth Fund
	Year Ended January 31, 2017	Year Ended January 31, 2016	Year Ended January 31, 2017	Year Ended January 31, 2016

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,039,953	$565,838	$(15,199)	$10,081
Net realized gain (loss) from investments, foreign currency transactions, and futures contracts	(1,812,960)	(2,433,634)	487,996	192,238
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, and futures contracts	9,550,142	(7,685,042)	629,370	42,835

Net increase (decrease) in net assets resulting from operations	8,777,135	(9,552,838)	1,102,167	245,154

Net investment income:
Institutional Class	(862,939)	(390,026)	—	(6,800)
Y Class	(596,064)	(217,893)	—	(148)
Investor Class	(52,099)	(27,290)	—	(1,065)
A Class	(7,642)	(1,988)	—	(341)
C Class	(3,871)	(150)	—	(508)
Net realized gain from investments:
Institutional Class	—	—	(249,734)	(86,553)
Y Class	—	—	(59,401)	(1,885)
Investor Class	—	—	(317,163)	(13,554)
A Class	—	—	(26,647)	(4,341)
C Class	—	—	(30,843)	(6,469)
Return of capital:
Institutional Class	—	(15,683)	—	—
Y Class	—	(8,777)	—	—
Investor Class	—	(1,099)	—	—
A Class	—	(80)	—	—
C Class	—	(6)	—	—

Net distributions to shareholders	(1,522,615)	(662,992)	(683,788)	(121,664)

Capital Share Transactions:
Proceeds from sales of shares	26,100,204	79,784,492	16,749,538	2,215,771
Reinvestment of dividends and distributions	1,516,697	662,266	669,589	121,264
Cost of shares redeemed	(15,811,551)	(25,611,772)	(2,525,553)	(1,098,725)

Net increase in net assets from capital share transactions	11,805,350	54,834,986	14,893,574	1,238,310

Net increase in net assets	19,059,870	44,619,156	15,311,953	1,361,800

Net Assets:
Beginning of period	70,752,817	26,133,661	7,524,130	6,162,330

End of Period *	$89,812,687	$70,752,817	$22,836,083	$7,524,130

*Includes undistributed (overdistribution of) net investment income	$(469,952)	$(36,614)	$(1,910)	$—

See accompanying notes

26

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

1.	Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of December 31, 2016, the Trust consists of twenty-seven active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon Acadian Emerging Markets Managed Volatility Fund (“Acadian Emerging Markets Fund”) and the American Beacon SGA Global Growth Fund (“SGA Global Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

New Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the fund’s financial statements.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administration fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly,

27

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Acadian Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

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American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a controlling ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of January 31, 2017, based on management’s evaluation of the shareholder account base, one account has been identified as representing a non-affiliated controlling ownership of approximately 52% of the Acadian Emerging Markets Fund’s outstanding shares.

2.	Transactions with Affiliates

Management Agreement

From February 1, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Funds an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Fund and the Manager entered into a management agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Funds pay the unaffiliated investment advisor hired to direct investment activities of the Funds an annualized investment advisory fee based on a percentage of the Funds’ average daily assets. Management fees paid by the Fund during the year ended January 31, 2017 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Acadian Emerging Markets	0.98%	$738,938	$531,960	$206,978
SGA Global	0.79%	100,491	60,797	39,694

Administration Agreement

From February 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

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American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediaries average net assets in the Institutional Class on an annual basis. For the year ended January 31, 2017, the sub-transfer agent fees, as included in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Acadian Emerging Markets	$5,801
SGA Global	1,734

As of January 31, 2017, the Funds owe the manager the following reimbursements of sub-transfer agent fees, as included in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Sub-Transfer Agent Fees
Acadian Emerging Markets	$955
SGA Global	10

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management and administration fees totaling 0.10% of its average daily net assets of the USG Select Fund. During the year ended January 31, 2017, the manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Acadian Emerging Markets	$1,896
SGA Global	993

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American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended January 31, 2017, Acadian Fund borrowed on average $2,322,551 for eight days at an average rate of 1.08% with interest charges of $612. For the Year ended January 31, 2017 the SGA Fund did not utilize the credit facility. This amount is recorded within “Other expenses” on the accompanying Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded a Fund’s expense cap. During the periods ended January 31, 2017, the Manager reimbursed expenses as follows:

		Expense Cap
Fund	Class	2/1/2016 - 1/31/2017	Reimbursed Expenses	Expiration
Acadian Emerging Markets	Institutional	1.35%	$58,239	2020
Acadian Emerging Markets	Y	1.45%	31,481	2020
Acadian Emerging Markets	Investor	1.73%	1,458	2020
Acadian Emerging Markets	A	1.75%	830	2020
Acadian Emerging Markets	C	2.50%	1,042	2020
SGA Global	Institutional	0.98%	71,949	2020
SGA Global	Y	1.08%	5,981	2020
SGA Global	Investor	1.36%	33,678	2020
SGA Global	A	1.38%	5,573	2020
SGA Global	C	2.13%	6,337	2020

Of these amounts, $18,036 and $19,707 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities for the Acadian Emerging Markets and SGA Global Funds at January 31, 2017. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses above will expire in 2020. The Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Acadian Emerging Markets	$—	$169,517	2018
Acadian Emerging Markets	—	120,326	2019
SGA Global	—	170,369	2018
SGA Global	—	118,368	2019

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American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the periods ended January 31, 2017, Foreside collected $418 and $2,134 for Acadian Emerging Markets and SGA Global Funds, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the periods ended January 31, 2017, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2017, a CDSC fees of $246 and $269 were collected for the C Class Shares of the Acadian Emerging Markets and SGA Global Funds, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust and the American Beacon Select Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.	Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the earlier close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S.

32

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the close of the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the margin disclosed on the Statements of Assets and Liabilities.

Debt securities are normally valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are generally considered Level 2 as they are valued using observable inputs.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

34

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of January 31, 2017, the investments were classified as described below:

Acadian Emerging Markets Fund (1)	Level 1	Level 2	Level 3	Total
Foreign Common Stocks:
Brazil	$1,859,093	$—	$—	$1,859,093
Chile	3,280,263	—	—	3,280,263
Colombia	382,079	—	—	382,079
Czech Republic	1,353,956	—	—	1,353,956
Egypt	1,338,822	—	—	1,338,822
Greece	69,662	—	—	69,662
Hong Kong/China	18,217,423	—	13,966	18,231,389
Hungary	1,390,905	—	—	1,390,905
India	10,608,115	—	—	10,608,115
Indonesia	1,728,693	—	—	1,728,693
Malaysia	6,501,384	—	—	6,501,384
Mexico	3,076,433	—	—	3,076,433
Peru	103,214	—	—	103,214
Philippines	1,984,429	—	—	1,984,429
Poland	2,486,462	—	—	2,486,462
Russia	5,045,769	—	—	5,045,769
South Africa	3,050,676	—	—	3,050,676
South Korea	10,235,597	—	—	10,235,597
Taiwan	8,223,406	—	—	8,223,406
Thailand	3,916,846	1,882,688	—	5,799,534
Turkey	1,522,632	—	—	1,522,632
Foreign Preferred Stocks:
Brazil	98,891	—	—	98,891
South Africa	62,506	—	—	62,506
Short-Term Investments - Money Market Funds	1,304,383	—	—	1,304,383

Total Investments in Securities	$87,841,639	$1,882,688	$13,966	$89,738,293

Financial Derivative Instruments - Assets
Futures Contracts	$50,038	$—	$—	$50,038

SGA Global Fund (1)	Level 1	Level 2	Level 3	Total
Foreign Common Stocks:
Argentina	$306,079	$—	$—	$306,079
Australia	215,766	—	—	215,766
Bermuda	445,903	—	—	445,903
Denmark	804,572	—	—	804,572
France	664,626	—	—	664,626
Germany	901,648	—	—	901,648
Hong Kong/China	1,816,429	—	—	1,816,429
India	999,480	—	—	999,480
Japan	447,468	—	—	447,468
Mexico	428,360	—	—	428,360
Netherlands	634,621	—	—	634,621
South Africa	574,009	—	—	574,009
South Korea	547,746	—	—	547,746
United Kingdom	670,433	—	—	670,433
Domestic Common Stocks	12,062,092	—	—	12,062,092
Short-Term Investments - Money Market Funds	1,365,262	—	—	1,365,262

Total Investments in Securities	$22,884,494	$—	$—	$22,884,494

Financial Derivative Instruments - Liabilities
Futures Contracts	$(10,815)	$—	$—	$(10,815)

(1)	Refer to the Schedules of Investments for industry information.

35

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Funds’ assets and liabilities. During the year ended January 31, 2017, the Acadian Emerging Markets Fund transferred foreign common stock with a value of $63,199,192 and the SGA Global Fund transferred foreign common stock with a value of $4,623,148 from Level 2 to Level 1 as of the end of period, in accordance with fair value procedures established by the Board. These transfers from Level 2 to Level 1 were due to prior year assessment that adjustments were applied to certain securities due to significant movement in the market. Additionally, the Acadian Emerging Markets Fund transferred foreign common stock with a value of $758,140 from Level 1 to Level 2 due to non-exchange traded foreign shares deriving their price based on a local equivalent.

The following table is a reconciliation of Level 3 assets within the Acadian Emerging Markets Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Acadian Emerging Markets Fund	Foreign Common Stock
Balance as of 1/31/2016	$—
Net Purchases	—
Net Sales	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfer into Level 3	13,966
Transfer out of Level 3	—

Balance as of 1/31/2017	$13,966

Change in unrealized appreciation (depreciation) at period end**	$—

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The foreign common stock classified as Level 3 were valued using the last traded price. However, these securities were transferred in the Level 3 category due to limited market transparency.

4.	Securities and Other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer, but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

36

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the period ended January 31, 2017 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid

37

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.	Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

38

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

For the year ended January 31, 2017, the Acadian Emerging Markets and SGA Global Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended January 31, 2017
Acadian Emerging Markets	43
SGA Global	10

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure(1):

Fair Values of financial derivative instruments on the Statements of Assets and Liabilities not accounted for as hedging instruments as of January 31, 2017:

Assets	Derivatives	Acadian Emerging Markets Fund	SGA Global Fund
Receivable for variation margin from open futures contracts(2)	Equity Contracts	$50,038	$—

Liabilities
Payable for variation margin from open futures contracts(2)	Equity Contracts	$—	$(10,815)

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended January 31, 2017:

Statement of Operations
Net realized gain (loss) from futures contracts	Equity Contracts	$107,064	$131,059
Change in net realized appreciation (depreciation) of futures contracts	Equity Contracts	$57,340	$(11,086)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.	Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Funds may have exposure to foreign currencies by making investments in securities denominated in non-U.S. currencies and purchasing or selling forwards or currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

39

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Forward Currency Contracts Risk

Foreign currency forward contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Futures Contract Risk

Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

The Funds will employ various hedging strategies. There are a variety of factors that may cause hedges to fail to mitigate risks in the manner expected, such as if an instrument used to hedge fails to demonstrate the expected correlation to the risk being hedged. In addition, hedges, even when successful in mitigating risk, may not prevent the Funds from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Funds’ return, or create a loss.

Liquidity Risk

The Funds are susceptible to the risk that certain investments held by the Funds may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Funds could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions

40

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk

Because the Funds invest in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Funds’ shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provides for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of January 31, 2017.

41

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Acadian Emerging Markets Fund

Offsetting of Financial Assets and Derivative Assets as of January 31, 2017:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented in the Statements of Assets and Liabilities
Futures contracts (1)	$50,038	$—	$50,038

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of January 31, 2017:

		Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Goldman Sachs & Co. (1)	$50,038	$—	$—	$50,038

SGA Global Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2017:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Futures contracts (1)	$(10,815)	$—	$(10,815)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of January 31, 2017:

		Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Goldman Sachs & Co. (1)	$(10,815)	$—	$—	$(10,815)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7.	Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. The tax year for the period ended September 30, 2013 for the SGA Global Fund and the periods ended January 31, 2014, 2015, 2016, and 2017 for the Acadian Emerging Markets and SGA Global Funds, remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

42

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Acadian Emerging Markets Fund		SGA Global Fund
	Year Ended January 31, 2017	Year Ended January 31, 2016	Year Ended January 31, 2017	Year Ended January 31, 2016
Distributions paid from:
Ordinary Income*
Institutional Class	$862,939	$390,026	$45,901	$5,254
Y Class	596,064	217,893	10,918	114
Investor Class	52,099	27,290	58,295	823
A Class	7,642	1,988	4,898	264
C Class	3,871	150	5,669	392
Long-term capital gains
Institutional Class	—	—	203,833	88,099
Y Class	—	—	48,483	1,920
Investor Class	—	—	258,868	13,796
A Class	—	—	21,749	4,417
C Class	—	—	25,174	6,584
Tax return of capital			—	—
Institutional Class	—	15,683	—	—
Y Class	—	8,777	—	—
Investor Class	—	1,099	—	—
A Class	—	80	—	—
C Class	—	6	—	—

Total distributions paid	$1,522,615	$662,992	$683,788	$121,663

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2017, the components of distributable earnings (deficit) on a tax basis were as follows:

	Acadian Emerging Markets Fund	SGA Global Fund
Cost basis of investments for federal income tax purposes	$88,489,474	$21,730,073
Unrealized appreciation	7,088,035	1,811,107
Unrealized depreciation	(5,839,216)	(656,686)

Net unrealized appreciation (depreciation)	1,248,819	1,154,421

Undistributed ordinary income	483	—
Undistributed long-term capital gains	—	—
Accumulated capital and other losses	(4,467,360)	—
Other temporary differences	3,862	(2,150)

Distributable earnings (deficits)	$(3,214,196)	$1,152,271

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, late year ordinary loss deferrals, reclassifications of income from master limited partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

43

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, reclassifications of income from master limited partnerships, and net operating losses used to offset short-term capital gains as of January 31, 2017:

	Acadian Emerging Markets Fund	SGA Global Fund
Paid-in-capital	$25,644	$—
Undistributed (overdistribution of) net investment income	49,327	13,289
Accumulated net realized gain (loss)	(74,971)	(13,250)
Unrealized appreciation (depreciation) of investments in futures contracts	—	(39)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended January 31, 2017, Acadian Emerging Markets Fund had $1,944,443 short-term and $2,522,917 long-term post enactment capital loss carryforwards. The SGA Global Fund does not have any capital loss carryforwards.

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the funds’ fiscal year January 31, 2017. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, January 31, 2017. For the periods ended January 31, 2017, the SGA Global Fund deferred $1,910 of qualified late year ordinary losses to February 1, 2017.

8.	Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the periods ended January 31, 2017 were as follows:

	Acadian Emerging Markets Fund	SGA Global Fund
Purchases (excluding U.S. government securities)	$37,614,354	$17,283,497
Sales and Maturities (excluding U.S. government securities)	25,444,898	4,095,532

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2017 are as follows:

Fund	Type of Transaction	January 31, 2016 Shares/Fair Value	Purchases	Sales	January 31, 2017 Shares/Fair Value	Dividend Income
Acadian Emerging Markets	Direct	$—	$31,600,432	$30,296,049	$1,304,383	$5,219
SGA Global	Direct	—	20,594,951	19,229,689	1,365,262	2,788

44

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

9.	Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended January 31,
	2017		2016
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	1,404,972	$12,824,980	4,700,972	$41,830,669
Reinvestment of dividends	98,509	862,939	46,314	405,709
Shares redeemed	(602,712)	(5,525,711)	(1,199,623)	(10,600,342)

Net increase in shares outstanding	900,769	$8,162,208	3,547,663	$31,636,036

	Y Class
	Year Ended January 31,
	2017		2016
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	1,348,877	$12,226,918	3,551,321	$34,026,670
Reinvestment of dividends	67,633	590,432	25,921	226,549
Shares redeemed	(877,209)	(7,851,190)	(1,019,004)	(9,341,825)

Net increase in shares outstanding	539,301	$4,966,160	2,558,238	$24,911,394

	Investor Class
	Year Ended January 31,
	2017		2016
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	92,875	$843,971	328,776	$3,168,598
Reinvestment of dividends	5,949	51,813	3,191	27,822
Shares redeemed	(194,305)	(1,674,075)	(311,702)	(2,868,738)

Net increase (decrease) in shares outstanding	(95,481)	$(778,291)	20,265	$327,682

	A Class
	Year Ended January 31,
	2017		2016
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	16,930	$153,823	35,868	$352,252
Reinvestment of dividends	875	7,642	233	2,030
Shares redeemed	(51,033)	(445,718)	(263,152)	(2,591,916)

Net (decrease) in shares outstanding	(33,228)	$(284,253)	(227,051)	$(2,237,634)

	C Class
	Year Ended January 31,
	2017		2016
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	5,586	$50,512	40,840	$406,303
Reinvestment of dividends	448	3,871	18	156
Shares redeemed	(34,716)	(314,857)	(24,261)	(208,951)

Net increase (decrease) in shares outstanding	(28,682)	$(260,474)	16,597	$197,508

	Institutional Class
	Year Ended January 31,
	2017		2016
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	115,376	$1,734,578	66,801	$917,387
Reinvestment of dividends	17,070	249,734	6,469	93,353
Shares redeemed	(74,095)	(1,114,205)	(2,253)	(32,593)

Net increase in shares outstanding	58,351	$870,107	71,017	$978,147

45

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

	Y Class
	Year Ended January 31,
	2017		2016
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	106,656	$1,654,360	8,506	$118,200
Reinvestment of dividends	3,512	51,209	141	2,033
Shares redeemed	(6,078)	(92,801)	(8,293)	(118,351)

Net increase in shares outstanding	104,090	$1,612,768	354	$1,882

	Investor Class
	Year Ended January 31,
	2017		2016
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	775,795	$11,870,353	64,320	$937,299
Reinvestment of dividends	21,979	317,163	1,022	14,619
Shares redeemed	(62,802)	(979,822)	(42,597)	(611,504)

Net increase in shares outstanding	734,972	$11,207,694	22,745	$340,414

	A Class
	Year Ended January 31,
	2017		2016
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	56,052	$833,835	13,441	$193,460
Reinvestment of dividends	1,440	20,764	328	4,682
Shares redeemed	(13,720)	(206,169)	(21,038)	(293,170)

Net increase (decrease) in shares outstanding	43,772	$648,430	(7,269)	$(95,028)

	C Class
	Year Ended January 31,
	2017		2016
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	44,531	$656,412	3,488	$49,425
Reinvestment of dividends	2,186	30,719	468	6,577
Shares redeemed	(9,133)	(132,556)	(3,116)	(43,107)

Net increase in shares outstanding	37,584	$554,575	840	$12,985

10.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds financial statements through this date.

46

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,				September 27A to January 31,
	2017	2016		2015	2014

Net asset value, beginning of period	$8.36	$10.24		$9.59	$10.00

Income from investment operations:
Net investment income	0.13	0.04		0.13	0.02
Net gains (losses) on investments (both realized and unrealized)	0.90	(1.84)		0.64	(0.42)

Total income (loss) from investment operations	1.03	(1.80)		0.77	(0.40)

Less distributions:
Dividends from net investment income	(0.17)	(0.08)		(0.12)	(0.01)
Distributions from net realized gains	—	—		—	—
Distributions from return of capital	—	(0.00	)F	—	—

Total distributions	(0.17)	(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interests F	—	—		—	—

Net asset value, end of period	$9.22	$8.36		$10.24	$9.59

Total return B	12.37%	(17.58)%		8.04%	(4.05	)%C

Ratios and supplemental data:
Net assets, end of period	$52,787,468	$40,335,580		$13,079,558	$9,968,951
Ratios to average net assets:
Expenses, before reimbursements	1.47%	1.68%		2.26%	4.20	%D
Expenses, net of reimbursements	1.35%	1.35%		1.35%	1.35	%D
Net investment income (loss), before expense reimbursements	1.18%	1.16%		0.44%	(2.30	)%D
Net investment income, net of reimbursements	1.31%	1.49%		1.35%	0.55	%D
Portfolio turnover rate	32%	35%		22%	9	%E

	Y Class
	Year Ended January 31,				September 27A to January 31,
	2017	2016		2015	2014

Net asset value, beginning of period	$8.34	$10.22		$9.59	$10.00

Income from investment operations:
Net investment income	0.11	0.14		0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	0.91	(1.94)		0.71	(0.41)

Total income (loss) from investment operations	1.02	(1.80)		0.75	(0.40)

Less distributions:
Dividends from net investment income	(0.17)	(0.08)		(0.12)	(0.01)
Distributions from net realized gains	—	—		—	—
Distributions from return of capital	—	(0.00	)F	—	—

Total distributions	(0.17)	(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interests F	—	—		—	—

Net asset value, end of period	$9.19	$8.34		$10.22	$9.59

Total return B	12.28%	(17.64)%		7.83%	(4.05	)%C

Ratios and supplemental data:
Net assets, end of period	$32,606,568	$25,098,823		$4,603,907	$488,729
Ratios to average net assets:
Expenses, before reimbursements	1.55%	1.77%		2.12%	6.19	%D
Expenses, net of reimbursements	1.45%	1.45%		1.45%	1.45	%D
Net investment income (loss), before expense reimbursements	1.15%	1.23%		0.01%	(4.30	)%D
Net investment income, net of reimbursements	1.25%	1.55%		0.68%	0.44	%D
Portfolio turnover rate	32%	35%		22%	9	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
F	Amount represents less than $0.01 per share.

47

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,				September 27A to January 31,
	2017	2016		2015	2014

Net asset value, beginning of period	$8.32	$10.19		$9.58	$10.00

Income from investment operations:
Net investment income	0.11	0.16		0.07	0.00	F
Net gains (losses) on investments (both realized and unrealized)	0.87	(1.98)		0.66	(0.41)

Total income (loss) from investment operations	0.98	(1.82)		0.73	(0.41)

Less distributions:
Dividends from net investment income	(0.14)	(0.05)		(0.12)	(0.01)
Distributions from net realized gains	—	—		—	—
Distributions from return of capital	—	(0.00	)F	—	—

Total distributions	(0.14)	(0.05)		(0.12)	(0.01)

Redemption fees added to beneficial interests F	—	—		—	—

Net asset value, end of period	$9.16	$8.32		$10.19	$9.58

Total return B	11.89%	(17.86)%		7.63%	(4.15	)%C

Ratios and supplemental data:
Net assets, end of period	$3,457,789	$3,933,437		$4,612,098	$1,326,164
Ratios to average net assets:
Expenses, before reimbursements	1.77%	1.98%		2.42%	5.46	%D
Expenses, net of reimbursements	1.73%	1.73%		1.73%	1.73	%D
Net investment income (loss), before expense reimbursements	0.94%	1.30%		0.12%	(3.60	)%D
Net investment income, net of reimbursements	0.98%	1.55%		0.81%	0.13	%D
Portfolio turnover rate	32%	35%		22%	9	%E

	A Class
	Year Ended January 31,				September 27A to January 31,
	2017	2016		2015	2014

Net asset value, beginning of period	$8.34	$10.18		$9.58	$10.00

Income from investment operations:
Net investment income	0.13	0.12		0.06	0.00	F
Net gains (losses) on investments (both realized and unrealized)	0.85	(1.94)		0.66	(0.41)

Total income (loss) from investment operations	0.98	(1.82)		0.72	(0.41)

Less distributions:
Dividends from net investment income	(0.14)	(0.02)		(0.12)	(0.01)
Distributions from net realized gains	—	—		—	—
Distributions from return of capital	—	(0.00	)F	—	—

Total distributions	(0.14)	(0.02)		(0.12)	(0.01)

Redemption fees added to beneficial interests F	—	—		—	—

Net asset value, end of period	$9.18	$8.34		$10.18	$9.58

Total return B	11.84%	(17.90)%		7.53%	(4.15	)%C

Ratios and supplemental data:
Net assets, end of period	$510,236	$740,272		$3,214,591	$554,182
Ratios to average net assets:
Expenses, before reimbursements	1.90%	2.10%		2.49%	7.71	%D
Expenses, net of reimbursements	1.75%	1.75%		1.77%	1.85	%D
Net investment income (loss), before expense reimbursements	0.86%	1.08%		0.09%	(5.92	)%D
Net investment income (loss), net of reimbursements	1.01%	1.43%		0.81%	(0.07	)%D
Portfolio turnover rate	32%	35%		22%	9	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
F	Amount represents less than $0.01 per share.

48

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,				September 27A to January 31,
	2017	2016		2015	2014

Net asset value, beginning of period	$8.23	$10.10		$9.55	$10.00

Income from investment operations:
Net investment income (loss)	0.02	0.10		0.02	(0.01)
Net gains (losses) on investments (both realized and unrealized)	0.89	(1.97)		0.62	(0.43)

Total income (loss) from investment operations	0.91	(1.87)		0.64	(0.44)

Less distributions:
Dividends from net investment income	(0.06)	(0.00)		(0.09)	(0.01)
Distributions from net realized gains	—	—		—	—
Distributions from return of capital	—	(0.00	)F	—	—

Total distributions	(0.06)	(0.00)		(0.09)	(0.01)

Redemption fees added to beneficial interests F	—	—		—	—

Net asset value, end of period	$9.08	$8.23		$10.10	$9.55

Total return B	11.11%	(18.50)%		6.66%	(4.45	)%C

Ratios and supplemental data:
Net assets, end of period	$450,626	$644,705		$623,506	$148,736
Ratios to average net assets:
Expenses, before reimbursements	2.67%	2.87%		3.26%	10.04	%D
Expenses, net of reimbursements	2.50%	2.50%		2.52%	2.60	%D
Net investment income (loss), before expense reimbursements	0.11%	0.40%		(0.90)%	(8.13	)%D
Net investment income (loss), net of reimbursements	0.28%	0.77%		(0.16)%	(0.68	)%D
Portfolio turnover rate	32%	35%		22%	9	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
F	Amount represents less than $0.01 per share.

49

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,			Four Months Ended January 31,		Year Ended September 30,
	2017	2016	2015	2014		2013		2012

Net asset value, beginning of period	$13.79	$13.43	$13.05	$13.15		$12.04		$9.48

Income from investment operations:
Net investment income (loss)	0.03	0.03	0.06	0.01		(0.04	)E	(0.05	)E
Net gains (losses) on investments (both realized and unrealized)	1.84	0.56	0.72	0.15		1.36		2.61

Total income (loss) from investment operations	1.87	0.59	0.78	0.16		1.32		2.56

Less distributions:
Dividends from net investment income	—	(0.02)	(0.03)	—		—		—
Distributions from net realized gains	(0.55)	(0.21)	(0.37)	(0.26)		(0.21)		—

Total distributions	(0.55)	(0.23)	(0.40)	(0.26)		(0.21)		—

Net asset value, end of period	$15.11	$13.79	$13.43	$13.05		$13.15		$12.04

Total return A	13.66%	4.26%	5.98%	1.13	%B	11.21	%G	27.00	%G

Ratios and supplemental data:
Net assets, end of period	$7,698,159	$6,219,477	$5,106,079	$4,738,199		$4,351,023		$2,096,989
Ratios to average net assets:
Expenses, before reimbursements	2.03%	2.62%	3.82%	5.28	%C	8.00%		12.02%
Expenses, net of reimbursements	0.98%	0.98%	0.98%	1.00	%C	1.75%		1.75%
Net investment (loss), before expense reimbursements	(0.83)%	(1.37)%	(2.41)%	(4.12	)%C	(6.56)%		(10.76)%
Net investment income (loss), net of reimbursements	0.21%	0.27%	0.42%	0.16	%C	(0.31)%		(0.49)%
Portfolio turnover rate	32%	39%	38%	15	%F	39%		41%

	Y Class
	Year Ended January 31,			October 4D to January 31,
	2017	2016	2015	2014

Net asset value, beginning of period	$13.75	$13.41	$13.05	$13.25

Income from investment operations:
Net investment income (loss)	(0.03)	0.02	0.04	0.00	H
Net gains (losses) on investments (both realized and unrealized)	1.88	0.55	0.72	0.06

Total income (loss) from investment operations	1.85	0.57	0.76	0.06

Less distributions:
Dividends from net investment income	—	(0.02)	(0.03)	—
Distributions from net realized gains	(0.55)	(0.21)	(0.37)	(0.26)

Total distributions	(0.55)	(0.23)	(0.40)	(0.26)

Net asset value, end of period	$15.05	$13.75	$13.41	$13.05

Total return A	13.55%	4.12%	5.83%	0.37	%B

Ratios and supplemental data:
Net assets, end of period	$1,706,678	$127,585	$119,680	$105,161
Ratios to average net assets:
Expenses, before reimbursements	1.88%	2.72%	3.84%	10.23	%C
Expenses, net of reimbursements	1.07%	1.08%	1.08%	1.08	%C
Net investment (loss), before expense reimbursements	(0.96)%	(1.51)%	(2.44)%	(9.09	)%C
Net investment income (loss), net of reimbursements	(0.15)%	0.13%	0.32%	0.06	%C
Portfolio turnover rate	32%	39%	38%	15	%F

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
F	Portfolio turnover rate (not annualized) is for the period from October 1, 2013 through January 31, 2014.
G	Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
H	Amounts represent less than $0.01 per share.

50

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,				October 4A to January 31, 2014
	2017	2016	2015

Net asset value, beginning of period	$13.66	$13.36	$13.03		$13.25

Income from investment operations:
Net investment income (loss)	0.06	(0.04)	0.01		(0.01)
Net gains (losses) on investments (both realized and unrealized)	1.73	0.57	0.72		0.05

Total income (loss) from investment operations	1.79	0.53	0.73		0.04

Less distributions:
Dividends from net investment income	—	(0.02)	(0.03)		—
Distributions from net realized gains	(0.55)	(0.21)	(0.37)		(0.26)

Total distributions	(0.55)	(0.23)	(0.40)		(0.26)

Net asset value, end of period	$14.90	$13.66	$13.36		$13.03

Total return B	13.20%	3.84%	5.60%		0.22	%C

Ratios and supplemental data:
Net assets, end of period	$11,414,261	$421,630	$108,458		$106,990
Ratios to average net assets:
Expenses, before reimbursements	2.05%	3.08%	5.28%		10.37	%D
Expenses, net of reimbursements	1.34%	1.36%	1.36%		1.36	%D
Net investment (loss), before expense reimbursements	(1.14)%	(2.04)%	(3.88)%		(9.22	)%D
Net investment income (loss), net of reimbursements	(0.43)%	(0.32)%	0.05%		(0.22	)%D
Portfolio turnover rate	32%	39%	38%		15	%E

	A Class
	Year Ended January 31,				October 4A to January 31, 2014
	2017	2016	2015

Net asset value, beginning of period	$13.65	$13.35	$13.03		$13.25

Income from investment operations:
Net investment income (loss)	0.03	(0.03)	0.00	F	0.00	F
Net gains (losses) on investments (both realized and unrealized)	1.76	0.56	0.72		0.04

Total income (loss) from investment operations	1.79	0.53	0.72		0.04

Less distributions:
Dividends from net investment income	—	(0.02)	(0.03)		—
Distributions from net realized gains	(0.55)	(0.21)	(0.37)		(0.26)

Total distributions	(0.55)	(0.23)	(0.40)		(0.26)

Net asset value, end of period	$14.89	$13.65	$13.35		$13.03

Total return B	13.21%	3.84%	5.53%		0.22	%C

Ratios and supplemental data:
Net assets, end of period	$1,028,223	$345,107	$434,636		$362,595
Ratios to average net assets:
Expenses, before reimbursements	2.33%	3.05%	4.19%		8.22	%D
Expenses, net of reimbursements	1.38%	1.38%	1.42%		1.48	%D
Net investment (loss), before expense reimbursements	(1.22)%	(1.90)%	(2.78)%		(6.91	)%D
Net investment (loss), net of reimbursements	(0.27)%	(0.22)%	(0.01)%		(0.17	)%D
Portfolio turnover rate	32%	39%	38%		15	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate (not annualized) is for the period from October 1, 2013 through January 31, 2014.
F	Amounts represent less than $0.01 per share.

51

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,			October 4A to January 31, 2014
	2017	2016	2015

Net asset value, beginning of period	$13.40	$13.21	$13.00	$13.25

Income from investment operations:
Net investment income (loss)	0.05	(0.12)	(0.05)	(0.04)
Net gains (losses) on investments (both realized and unrealized)	1.60	0.54	0.66	0.05

Total income (loss) from investment operations	1.65	0.42	0.61	0.01

Less distributions:
Dividends from net investment income	—	(0.02)	(0.03)	—
Distributions from net realized gains	(0.55)	(0.21)	(0.37)	(0.26)

Total distributions	(0.55)	(0.23)	(0.40)	(0.26)

Net asset value, end of period	$14.50	$13.40	$13.21	$13.00

Total return B	12.41%	3.04%	4.69%	(0.01	)%C

Ratios and supplemental data:
Net assets, end of period	$988,762	$410,331	$393,478	$109,489
Ratios to average net assets:
Expenses, before reimbursements	3.08%	3.76%	4.77%	11.36	%D
Expenses, net of reimbursements	2.12%	2.13%	2.16%	2.23	%D
Net investment (loss), before expense reimbursements	(1.95)%	(2.51)%	(3.41)%	(10.22	)%D
Net investment (loss), net of reimbursements	(1.00)%	(0.89)%	(0.80)%	(1.09	)%D
Portfolio turnover rate	32%	39%	38%	15	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate (not annualized) is for the period from October 1, 2013 through January 31, 2014.

52

American Beacon FundsSM

Federal Tax Information

January 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended January 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Corporate Dividends Received Deduction	0.1%	35.4%
Qualified Dividend Income	100.0%	0.0%
Long-term capital gains distributions	$—	$558,107
Short-term capital gains distributions	$—	$125,681

Shareholders received notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-eight funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President, CEO and Director, Resolute Investment Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Investment Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Resolute Investment Managers, Inc. (2015-Present); Senior Vice President and Director, Resolute Acquisition, Inc. (2015-Present); Senior Vice President and Director, Resolute Topco, Inc. (2015-Present), Senior Vice President and Director, Resolute Investment Holdings, LLC. (2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Resolute Acquisition, Inc. (2015-Present); Asst. Treasurer, Resolute Topco, Inc. (2015-Present); Asst. Treasurer, Resolute Investment Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (50)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

56

American Beacon FundsSM

Privacy Policy

January 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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60

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Mail: American Beacon Funds
By Telephone:
Institutional, Y, and Investor Classes	P.O. Box 219643
Call (800) 658-5811	Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the American Beacon Acadian Emerging Markets Managed Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month. A complete schedule of the American Beacon SGA Global Growth Fund’s portfolio holdings is also available on the website approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, MA	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Acadian Emerging Markets Managed Volatility Fund, and American Beacon SGA Global Growth Fund are service marks of American Beacon Advisors, Inc.

AR 1/17

American Beacon®
FUNDS
2017 ANNUAL REPORT
January 31, 2017
GROSVENOR LONG/SHORT FUND
NUMERIC INTEGRATED ALPHA FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GROSVENOR LONG/SHORT FUND

All investing involves risk including the possible loss of principal. The Fund’s strategy of investing in a variety of long/short strategies entails certain risks including that the lead sub-advisor’s judgments about allocation between such strategies, as well as the selection of the sub-advisors and their subsequent individual investment decisions, may not perform to expectations resulting in the Fund’s underperformance or even losses versus other similar funds. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale.

NUMERIC INTEGRATED ALPHA FUND

The Fund’s strategy of investing in a variety of long/short strategies entails certain risks including that the sub-advisor’s judgments about allocation between such strategies may not perform to expectations resulting in the Fund’s underperformance or even losses versus other similar funds. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Investing in derivative instruments involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of the Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2017

President’s Message

Dear Shareholders,

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Some investors questioned whether the election’s result would have negative consequences for their portfolios, although elections have rarely had a lasting effect on the market.

Following the election, the markets responded positively to aspects of the incoming administration’s proposed plans for economic growth; i.e., repatriating jobs from overseas, relaxing regulations, lowering taxes and increasing infrastructure spending. From Election Day 2016 to Inauguration Day 2017, the S&P 500 Index - a broad measure of the performance of large U.S. companies - climbed approximately 6%.

For the 12-month period that ended January 31, 2017, the Dow Jones Industrial Average - which follows the performance of 30 significant stocks trading on the New York Stock Exchange and The NASDAQ Stock Market - gained 23.89%. The S&P 500 Index, a domestic equity bellwether, grew 20.04%. The MSCI EAFE Index, which measures the world’s developed market, increased 12.03%.

•	For the 12 months ended January 31, 2017, the American Beacon Grosvenor Long/Short Fund (Investor Class) returned 10.56%.

•	From its inception on November 1, 2016, through January 31, 2017, the American Beacon Numeric Integrated Alpha Fund (Investor Class) returned 2.50%.

At American Beacon Advisors, we are proud to offer a broad range of global equity and fixed-income funds sub-advised by experienced asset managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our shareholders meet their long-term financial goals.

Thank you for your continued interest in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Global Equity Market Overview

January 31, 2017 (Unaudited)

Global equity markets rallied broadly for the 12-month period from February 2016 through January 2017, evidenced by the 17.1% return of the MSCI World Index. This strong performance occurred despite the surprise Brexit election results in the U.K. in late June and the surprise U.S. presidential election results for Donald Trump - along with a majority sweep by the Republican Party in both chambers of Congress - in November. Equity performance was lifted over the course of the year with a broad-based commodity recovery headlined by the doubling of crude oil from a low of almost $26 per barrel in February 2016 to a high of more than $52 per barrel at the end of the period.

Domestic small cap stocks, represented by the Russell 2000 Index, returned a blistering 33.5%. Small caps outperformed large cap stocks despite the S&P 500 Index returning a solid 20.0% for the year. From a sector perspective within the S&P 500 Index, the top performers were the cyclical sectors, including Materials (up 36.5%) and Financials (up 35.0%). On the other hand, those lagging were the more defensive sectors, including Consumer Staples (up 6.4%) and Health Care (up 7.7%). From a style standpoint, value outperformed growth as demonstrated by the Russell 3000 Value Index returning 25.8% versus the Russell 3000 Growth Index return of 17.9%.

International developed markets also performed reasonably well over the period as the MSCI EAFE Index returned 12.0%. In Europe, the MSCI Germany Index returned 16.3% compared to the MSCI United Kingdom Index return of 7.7%. The U.K. market lagged in terms of U.S. dollars due to headwinds from the Brexit vote and the subsequent weakening of the British pound. In Asia, the MSCI Japan Index returned a solid 15.7%.

In the developing world, emerging markets rebounded strongly as rising commodity prices lifted stocks and the MSCI Emerging Market Index returned 25.4%. Leading the way over the period was Brazil, where the MSCI Brazil Index returned a scorching 98.6% as a political regime change instilled confidence in the future direction of the economy. In China, stocks produced a solid return as the MSCI China Index was up 23.5%. President Trump’s protectionist rhetoric was heavily directed at the U.S.’s southern neighbor and a main driver causing the MSCI Mexico Index to return -3.9% for the year.

Overall, global equity investors were rewarded with a very resilient year as stocks steadily marched upward despite political surprises.

American Beacon Grosvenor Long/Short FundSM

Performance Overview

January 31, 2017 (Unaudited)

The Investor Class of the American Beacon Grosvenor Long/Short Fund (the “Fund”) returned 10.56% for the twelve months ended January 31, 2017. The Fund underperformed the long-only MSCI World Index (the “Index”) return of 17.11% but outperformed the long-short HFRX Equity Hedge Index return of 5.34%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/1/2015 through 1/31/2017

Total Returns for the Period ended January 31, 2017

	Ticker	1 Year	Since Inception 10/1/2015	Value of $10,000 10/01/2015- 1/31/2017
Institutional Class (1,3)	GVRIX	10.95%	6.47%	$10,873
Y Class (1,3)	GVRYX	10.85%	6.32%	$10,852
Investor Class (1,3)	GVRPX	10.56%	6.03%	$10,813
A without Sales Charge (1,3)	GSVAX	10.56%	6.03%	$10,813
A with Sales Charge (1,3)	GSVAX	5.28%	2.22%	$10,813
C without Sales Charge (1,3)	GVRCX	9.66%	5.22%	$10,703
C with Sales Charge (1,3)	GVRCX	8.66%	5.22%	$10,703

MSCI World Index (2)		17.11%	11.53%	$11,298

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot directly invest in an index.
3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 10.00%, 13.10%, 13.33%, 12.81%, and 14.24%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Grosvenor Long/Short FundSM

Performance Overview

January 31, 2017 (Unaudited)

During the period, global equity markets generally reported strong performance but were interrupted by brief episodes of volatility. A series of unexpected geopolitical events, including growth concerns in China, the “Brexit” vote, insolvency fears surrounding Deutsche Bank, the U.S. election and the resignation of the Italian prime minister, provided ample opportunity to disrupt investors, but markets powered ahead. In addition, measures of market volatility ended the year near historic lows due primarily to central bank involvement. Likewise, asset correlations remained elevated. Generally, this type of macro backdrop can prove challenging for the Fund’s strategy, but its performance was solid.

The Fund’s most beneficial position during the period was its long exposure to regional and community banks. This sector appreciated notably toward period end given the Fed’s move to raise interest rates and the swift optimism surrounding the new President’s goal to reduce regulation. The Fund also benefitted from long exposures to the energy and commodity markets as those sectors rebounded firmly during the year.

The Fund’s short positions, however, detracted from returns as they produced negative results. In particular, positions meant to benefit from market volatility and poor investor sentiment underperformed as markets finished the year strongly.

The Fund’s investment strategy typically produces returns that are less volatile than those of the Index. As such, risk-adjusted returns generally provide an appropriate method of analyzing performance.

The Fund’s lead sub-advisor, Grosvenor Capital Management, provides a distinct investment process consisting of thorough manager due diligence and dynamic manager allocation. Their comprehensive analysis is done through three separate teams covering the areas of investment research, risk management and operations of each manager and continues with ongoing monitoring. This investment process has remained consistent since the Fund’s inception.

Top 10 Long Exposures (% Net Assets)
Yahoo! Inc.	2.7
Lowe’s Cos. Inc.	1.3
KAR Auction Services, Inc.	1.3
Teck Resources, Ltd.	1.2
HRG Group, Inc.	1.2
LKQ Corp.	1.2
United Health Group, Inc.	1.1
RIO Tinto PLC	1.1
SS&C Technologies Holdings, Inc.	1.1
Valvoline, Inc.	1.1

Top 10 Short Exposures (% Net Assets)
SPDR S&P500 ETF Trust	(2.0)
Consumer Discretionary Select Sector SPDR Fund	(1.3)
Consumer Staples Select Sector SPDR Fund	(1.1)
IShares 20+ Year Treasury Bond ETF	(0.7)
IShares EUR Govt. Bond 7-10YR UCITS ETF EUR Dist.	(0.7)
IShares MSCI China ETF	(0.6)
Corning Inc.	(0.6)
International Business Machines Corp.	(0.6)
Infosys Ltd.	(0.5)
Health Care Select Sector SPDR Fund	(0.5)

American Beacon Grosvenor Long/Short FundSM

Performance Overview

January 31, 2017 (Unaudited)

Net Sector Exposures (% Investments)
Consumer Discretionary	13.7
Financials	11.3
Materials	8.9
Information Technology	6.7
Industrials	5.5
Energy	5.4
Consumer Staples	2.7
Telecom	2.0
Health Care	1.2
Real Estate	0.4
Utilities	(0.4)
Broad Market Indices	(3.3)

Fund Level Exposures (% Investments)
Net Exposure	54.1
Gross Exposure	116.5
Long Exposure	85.3
Short Exposure	31.2

American Beacon Numeric Integrated Alpha FundSM

Performance Overview

January 31, 2017 (Unaudited)

The Investor Class of the American Beacon Numeric Integrated Alpha Fund (the “Fund”) returned 2.50% since inception on November 1, 2016 through January 31, 2017.

Comparison of Change in Value of a $10,000 Investment for the period from 11/01/2016 through 1/31/2017

Total Returns for the Period ended January 31, 2017

	Ticker	Since Inception 11/1/2016*	Value of $10,000 11/1/2016- 1/31/2017
Institutional Class (1,3)	NIAIX	2.50%	$10,250
Y Class (1,3)	NIAYX	2.60%	$10,260
Investor Class (1,3)	NIAPX	2.50%	$10,250
Ultra Class (1,3)	NIAUX	2.70%	$10,270

BofA Merril Lynch U.S 3-Month Treasury Bill Index (2)		0.43%	$10,043

*	Not Annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
2.	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. One cannot directly invest in an index.
3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, and Ultra Class shares was 6.17%, 6.27%, 6.55%, and 6.07%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Numeric Integrated Alpha FundSM

Performance Overview

January 31, 2017 (Unaudited)

Among the Fund’s strategies, the Core Market Neutral component generated a majority of the Fund’s positive return. This strategy develops a market-neutral, long-short equity portfolio that seeks to identify mispriced securities caused by valuation discrepancies, investor sentiment, seasonal trends and other events that cause equity prices to fluctuate around fundamental valuations. U.S. equity exposures produced the majority of returns during the period followed by smaller contributions from European equities.

Within the Core Market Neutral strategy, the Fund employs industry specific models in both Retail and Real Estate Investment Trust (REIT). Both contributed positively to Fund performance with Retail outpacing the REIT model.

Also, within the Core Market Neutral strategy, the Fund’s long exposures exhibited low price-to-earnings characteristics similar to those of value equities, while the short exposures exhibited higher price-to-earnings characteristic in line with growth equities. Overall, the value segments of the equity indices outperformed growth during the period.

The Fund’s Dynamic Beta component contributed positively to returns during the period. This strategy uses global equity indices and U.S. Treasuries to add long exposure to the Fund when the models identify opportunity. During this period, exposures to the MSCI EAFE and S&P 500 Indices added value whereas exposures to MSCI Emerging Markets Index and the ten-year U.S. Treasury detracted slightly. Overall, the strategy added value.

Lastly, the Dislocation and the Sector components of the Fund’s strategies both generated positive contributions to performance during the period. The Dislocation strategy seeks to benefit from market-neutral long and short positions in companies whose stock prices have been dislocated, or moved, beyond typical ranges due to news headlines, earnings results, analyst opinions or other announcements. The Fund seeks to benefit when prices revert back to more appropriate levels.

The Sector strategy seeks to benefit from market-neutral long and short positions by utilizing S&P 500 Index

Sector Exchange Traded Funds. To the extent that valuation discrepancies across equity sectors become abnormally large, the Fund seeks to benefit from their reversion to more appropriate levels.

The sub-advisor’s systematic investment process utilizes a fundamentals based approach by combining a diversified set of uncorrelated quantitative strategies. This investment process has remained consistent since the

Fund’s inception.

Top 10 Long Exposures (% Total Mv)
Industrial Select Sector SPDR Fund	4.3
Consumer Discretionary Select Sector SPDR Fund	2.4
United Rentals Inc.	1.3
Domino’s Pizza, Inc.	1.3
American Homes 4 Rent, Class A	1.3
Simon Property Group, Inc.	1.2
Marinemax, Inc.	1.2
Argan, Inc.	1.2
Select Income REIT	1.2
Empire State Realty Trust, Inc.	1.2

American Beacon Numeric Integrated Alpha FundSM

Performance Overview

January 31, 2017 (Unaudited)

Top 10 Short Exposures (%Total Mv)
Health Care Select Sector Fund	(4.2)
Consumer Staples Select Sector Fund	(2.1)
Utilities Select Sector Fund	(1.7)
Chipotle Mexican Grill	(1.3)
Tesla Motors, Inc.	(1.3)
HCP, Inc.	(1.3)
Chatham Lodging Trust	(1.2)
Schlumberger, Ltd.	(1.2)
Ball Corp.	(1.2)
Willis Towers Watson, PLC	(1.2)

Sector Exposure	Portfolio Long	Portfolio Short
Consumer Discretionary	19.3	14.6
Industrials	18.0	11.4
Real Estate	16.0	15.4
Technology	10.0	7.0
Financials	9.6	7.9
Materials	8.2	6.5
Health Care	6.4	8.3
Consumer Staples	5.8	5.3
Energy	5.1	5.1
Utilities	1.8	3.3
Telecommunication	1.3	1.0

American Beacon FundsSM

Expense Example

January 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2016 through January 2017 for the Grosvenor Long/Short Fund and the entire period from November 1, 2016 through January 31, 2017 for the Numeric Integrated Alpha Fund.

Actual Expenses

The “Actual” lines on the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Example

January 31, 2017 (Unaudited)

Grosvenor Long/Short Fund

	Beginning Account Value 8/1/2016	Ending Account Value 1/31/2017	Expenses Paid During Period 8/1/2016-1/31/2017*
Institutional Class
Actual	$1,000.00	$1,063.88	$10.89
Hypothetical**	$1,000.00	$1,014.58	$10.63
Y Class
Actual	$1,000.00	$1,062.95	$11.41
Hypothetical**	$1,000.00	$1,014.08	$11.14
Investor Class
Actual	$1,000.00	$1,061.10	$12.85
Hypothetical**	$1,000.00	$1,012.67	$12.55
A Class
Actual	$1,000.00	$1,061.10	$12.95
Hypothetical**	$1,000.00	$1,012.57	$12.65
C Class
Actual	$1,000.00	$1,056.52	$16.80
Hypothetical**	$1,000.00	$1,008.80	$16.41

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 2.10%, 2.20%, 2.48%, 2.50% and 3.25% for the Institutional, Y, Investor, A and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Numeric Integrated Alpha Fund

	Beginning Account Value 11/1/2016	Ending Account Value 1/31/2017	Expenses Paid During Period 11/1/2016-1/31/2017*
Institutional Class
Actual	$1,000.00	$1,025.00	$4.96
Hypothetical**	$1,000.00	$1,007.67	$4.91
Y Class
Actual	$1,000.00	$1,026.00	$5.23
Hypothetical**	$1,000.00	$1,007.40	$5.18
Investor Class
Actual	$1,000.00	$1,025.00	$5.94
Hypothetical**	$1,000.00	$1,006.70	$5.89
Ultra Class
Actual	$1,000.00	$1,027.00	$4.67
Hypothetical**	$1,000.00	$1,007.96	$4.63

*	Expenses are equal to the Fund’s annualized net expense ratios for the period of 1.95%, 2.05%, 2.33% and 1.85% for the Institutional, Y, Investor and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (92) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon Grosvenor Long/Short Fund, and American Beacon Numeric Integrated Alpha Fund:

In our opinion, the (i) accompanying statement of assets and liabilities, including the schedule of investments, as of January 31, 2017, and the related statements of operations and of changes in net assets and the financial highlights for the year then ended present fairly, in all material respects, the financial position of the American Beacon Grosvenor Long/Short Fund as of January 31, 2017, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, and (ii) accompanying statement of assets and liabilities, including the schedule of investments, as of January 31, 2017, and the related statements of operations and of changes in net assets and the financial highlights for the period then ended present fairly, in all material respects, the financial position of American Beacon Numeric Integrated Alpha Fund as of January 31, 2017, the results of its operations, the changes in its net assets and its financial highlights for the period November 1, 2016 (commencement of operations) through January 31, 2017, (two of the series constituting American Beacon Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received, provides a reasonable basis for our opinions. With respect to the American Beacon Grosvenor Long/Short Fund, the financial statements as of January 31, 2016 and for the period October 1, 2015 to January 31, 2016 and the financial highlights for the period October 1, 2015 to January 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers

Boston, Massachusetts
March 30, 2017

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
SECURITIES HELD LONG
COMMON STOCKS - 74.26%
CONSUMER DISCRETIONARY - 17.80%
Auto Components - 2.11%
Johnson Controls International PLCA J	3,645	$160,307
LKQ Corp.B J	6,283	200,491

		360,798

Automobiles - 0.37%
Avis Budget Group, Inc.B J	428	15,930
Harley-Davidson, Inc.	652	37,190
Peugeot S.A.B	577	10,713

		63,833

Commercial Services - 1.01%
ServiceMaster Global Holdings, Inc.B	4,703	173,917

Hotels, Restaurants & Leisure - 2.35%
Brinker International, Inc.	420	18,690
Caesars Entertainment Corp.B	592	5,298
Carnival Corp.	1,187	65,736
Extended Stay America, Inc.	811	13,146
Las Vegas Sands Corp.	576	30,286
Melco Crown Entertainment Ltd., ADRC	3,889	65,491
MGM Resorts InternationalB J	3,278	94,406
Royal Caribbean Cruises Ltd.	261	24,437
Wyndham Worldwide Corp.	907	71,707
Wynn Resorts Ltd.	130	13,186

		402,383

Household Durables - 1.81%
Mohawk Industries, Inc.B	453	97,776
Newell Rubbermaid, Inc.	3,827	181,132
NVR, Inc.B	17	31,586

		310,494

Internet & Catalog Retail - 1.52%
Amazon.com, Inc.B	15	12,352
Ctrip.com International Ltd., ADRC	663	28,648
JD.com, Inc., ADRB C	1,117	31,723
SS&C Technologies Holdings, Inc. J	5,867	188,507

		261,230

Media - 3.61%
Banner Corp. J	354	19,866
CBS Corp., Class BD	1,193	76,937
Comcast Corp., Class A J	898	67,727
CTS Eventim AG & Co., KGaA	1,850	64,116
ITV PLCA	47,559	121,573
Nielsen Holdings PLCA	1,558	63,738
Time Warner, Inc.	433	41,936
Viacom, Inc., Class B	2,954	124,482
Walt Disney Co.	358	39,613

		619,988

Multiline Retail - 0.88%
Dollar General Corp. J	2,040	150,593

Retail - 0.01%
Barnes and Noble, Inc.	215	2,193

Specialty Retail - 3.83%
Bed Bath & Beyond, Inc.	44	1,775
Dollar Tree, Inc.B	1,879	145,040
Foot Locker, Inc.	622	42,632

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
CONSUMER DISCRETIONARY - 17.80% (continued)
Specialty Retail - 3.83% (continued)
Lowe’s Cos., Inc.	3,031	$221,505
MarineMax, Inc.B	1,813	38,889
Ocado Group PLCA B	41,558	130,386
Tile Shop Holdings, Inc.	4,057	77,489

		657,716

Textiles & Apparel - 0.30%
Kate Spade & Co.B	698	12,920
Moncler SpA	775	14,892
NIKE, Inc., Class B	436	23,064

		50,876

Total Consumer Discretionary		3,054,021

CONSUMER STAPLES - 5.10%
Beverages - 1.01%
Molson Coors Brewing Co., Class B J	1,396	134,742
Monster Beverage Corp.B	897	38,212

		172,954

Food & Drug Retailing - 1.34%
Alimentation Couche-Tard, Inc., Class B	3,872	177,376
Kroger Co. J	1,504	51,076

		228,452

Food Products - 0.42%
Mondelez International, Inc., Class A	1,617	71,601

Household Products - 1.50%
HRG Group, Inc.B	12,266	206,437
Procter & Gamble Co.	605	52,998

		259,435

Tobacco - 0.83%
Reynolds American, Inc. J	2,346	141,065

Total Consumer Staples		873,507

ENERGY - 7.45%
Energy Equipment & Services - 1.09%
Halliburton Co. J	2,473	139,898
TechnipFMC PLCA B	1,432	48,144

		188,042

Oil & Gas - 6.36%
Anadarko Petroleum Corp. J	786	54,651
Canadian Natural Resources Ltd.	828	25,030
Concho Resources, Inc.B J	1,158	161,472
Continental Resources, Inc.B J	142	6,896
Devon Energy Corp. J	998	45,449
Hess Corp.	451	24,435
Kinder Morgan, Inc. J	1,479	33,041
Marathon Petroleum Corp.	3,059	146,985
MPLX LPE	839	31,756
Parsley Energy, Inc., Class AB J	2,443	86,042
Pioneer Natural Resources Co. J	343	61,819
Plains All American Pipeline LPE	839	26,336
Tesoro Corp.	1,383	111,816
Williams Cos., Inc.	5,980	172,463
Williams Partners LPE	2,523	103,544

		1,091,735

Total Energy		1,279,777

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
FINANCIALS - 17.82%
Banks - 13.89%
American Business BankB J	1,485	$56,950
American River Bankshares	1,660	24,900
American Riviera BankB J	2,244	34,670
Astoria Financial Corp.	8,384	158,541
Bancorp of New Jersey, Inc.	1,129	15,637
Bank of Marin Bancorp. J	678	45,562
Bank of the James Financial Group, Inc. J	3,536	53,747
Bay Bancorp, Inc.B	4,996	34,972
Baycom Corp.B	856	13,696
BofI Holding, Inc.B J	1,072	31,624
Bridge Bancorp, Inc. J	4,655	168,278
Bryn Mawr Bank Corp. J	736	29,477
California Bank of CommerceB	158	2,797
Cambridge Bancorp. J	740	47,367
Capital City Bank Group, Inc. J	510	10,552
Citizens Financial Group J	1,753	63,406
Comerica, Inc. J	551	37,209
Commerce West BankB J	1,605	29,773
Community Financial Corp. J	2,259	64,562
CU BancorpB J	1,200	43,500
Empire Bancorp, Inc.B	1,257	16,215
Farmers & Merchants Bank of Long Beach	5	35,500
Fifth Third Bancorp	1,172	30,589
First of Long Island Corp. J	2,790	75,609
First South Bancorp, Inc. J	1,886	23,368
Guaranty Bancorp J	1,824	44,141
Huntington Bancshares, Inc. J	1,405	19,010
Independent Bank Corp.	620	13,020
KeyCorp. J	1,786	32,094
Live Oak Bancshares, Inc.	650	13,293
Old Line Bancshares, Inc. J	1,367	36,649
Old Point Financial Corp.	155	4,332
Orrstown Financial Services, Inc. J	1,318	28,930
Peapack Gladstone Financial Corp. J	1,862	56,242
PNC Financial Services Group, Inc. J	315	37,945
Premier Financial Bancorp, Inc. J	1,059	19,401
Provident Bancorp, Inc.B J	1,847	36,386
Puget Sound Bancorp, Inc.B	1,067	24,541
Regions Financial Corp. J	9,926	143,034
Republic First Bancorp, Inc.B J	4,833	36,489
Seacoast Banking Corp. of Florida B J	5,585	121,641
Shore Bancshares, Inc. J	1,576	25,358
Signature Bank/New York NYB	260	40,955
Sunshine Bancorp, Inc.B J	2,930	52,916
SunTrust Banks, Inc.	998	56,706
Sussex Bancorp J	1,956	41,565
SVB Financial Group B J	305	52,530
Triumph Bancorp, Inc. B J	1,366	36,950
Unity Bancorp, Inc.	1,524	25,070
Veritex Holdings, Inc. B J	2,820	76,591
WashingtonFirst Bankshares, Inc. J	2,797	77,896
Wintrust Financial Corp.	568	40,669
Zions Bancorporation J	977	41,220

		2,384,075

Consumer Finance - 0.25%
Regional Management Corp.B J	1,702	42,567

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
FINANCIALS - 17.82% (continued)
Diversified Financials - 2.26%
Ally Financial, Inc. J	6,120	$129,254
Caesars Acquisition Company, Class AB	256	3,840
Capital One Financial Corp. J	516	45,093
OneMain Holdings, Inc.B J	1,096	24,528
PennyMac Financial Services, Inc., Class AB J	1,679	28,375
Santander Consumer USA Holdings, Inc.	1,529	20,213
Texas Capital Bancshares, Inc.B	337	27,803
Wells Fargo & Co. J	1,958	110,294

		389,400

Insurance - 0.69%
American International Group, Inc. J	606	38,942
First American Financial Corp. J	1,024	38,482
Prudential Financial, Inc.	396	41,624

		119,048

Real Estate - 0.73%
Realogy Holdings Corp.	4,862	125,974

Total Financials		3,061,064

HEALTH CARE - 2.51%
Biotechnology - 0.35%
Actelion Ltd.	43	11,363
Biogen Idec, Inc.B	44	12,199
Incyte Corp.B J	154	18,666
Vertex Pharmaceuticals, Inc.B	200	17,174

		59,402

Health Care Providers & Services - 1.90%
Aetna, Inc. J	512	60,728
AmerisourceBergen Corp.	13	1,135
Cardinal Health, Inc.	13	974
Cigna Corp.	265	38,748
Express Scripts Holding Co.B	29	1,998
McKesson Corp.	7	974
Service Corp International J	1,049	30,557
UnitedHealth Group, Inc. J	1,185	192,089

		327,203

Pharmaceuticals - 0.26%
Allergan PLCA	200	43,778

Total Health Care		430,383

INDUSTRIALS - 5.59%
Aerospace & Defense - 0.70%
AerCap Holdings N.V.B J	839	37,143
Meggitt PLCA	8,119	42,683
TransDigm Group, Inc.	190	41,116

		120,942

Air Freight & Couriers - 0.30%
FedEx Corp.	274	51,816

Airlines - 0.86%
Copa Holdings S.A., Class A	181	17,646
Delta Air Lines, Inc.	1,471	69,490
Latam Airlines Group SP, ADRC	996	9,133

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
INDUSTRIALS - 5.59% (continued)
Airlines - 0.86% (continued)
Southwest Airlines Co.	376	$19,669
United Continental Holdings, Inc.	460	32,416

		148,354

Building Products - 0.02%
JELD-WEN Holding, Inc.B	144	3,898

Commercial Services & Supplies - 1.53%
CyrusOne, Inc.F	904	43,537
KAR Auction Services, Inc. J	4,767	217,137

		260,674

Construction & Engineering - 0.15%
Fluor Corp.	468	25,974

Electrical Equipment - 0.07%
A.O. Smith Corp.	263	12,821

Electronic Equipment & Instruments - 0.27%
Rockwell Automation, Inc. J	315	46,617

Machinery - 0.37%
Caterpillar, Inc.	414	39,603
Trinity Industries, Inc.	821	22,610

		62,213

Road & Rail - 1.01%
CSX Corp. J	3,732	173,127

Trading Companies & Distributors - 0.31%
Air Lease Corp. J	1,017	36,998
Herc Holdings, Inc.B	316	15,696

		52,694

Total Industrials		959,130

INFORMATION TECHNOLOGY - 8.93%
Communications Equipment - 0.59%
CommScope Holding Co., Inc.B	505	19,099
Palo Alto Networks, Inc.B	555	81,896

		100,995

Computers & Peripherals - 1.54%
Hewlett Packard Enterprise Co.	597	13,540
HP, Inc. J	6,307	94,920
Western Digital Corp. J	1,951	155,553

		264,013

Electronic Equipment & Instruments - 0.77%
Flextronics International Ltd.B	4,006	62,774
OSI Systems, Inc.B	943	70,414

		133,188

Internet Software & Services - 3.64%
Alibaba Group Holding Ltd., Sponsored ADRB C	643	65,142
Alphabet, Inc., Class CB J	82	65,337
Alphabet, Inc., Class AB	37	30,347
Baidu, Inc., Sponsored ADRB C	29	5,077
Yahoo, Inc.B J	10,415	458,989

		624,892

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
INFORMATION TECHNOLOGY - 8.93% (continued)
IT Consulting & Services - 0.21%
Cognizant Technology Solutions Corp., Class AB J	662	$34,815
Dell Technologies, Class VB	24	1,512

		36,327

Semiconductor Equipment & Products - 0.56%
Intel Corp.	291	10,715
Marvell Technology Group Ltd. J	5,736	85,294

		96,009

Software - 1.62%
LINE Corp., ADRB C	2,445	77,873
Microsoft Corp. J	873	56,439
Nimble Storage, Inc.B	6,377	54,651
Red Hat, Inc.B	872	66,167
Symantec Corp. J	870	23,969

		279,099

Total Information Technology		1,534,523

MATERIALS - 6.73%
Chemicals - 1.40%
Dow Chemical Co.	186	11,091
Trinseo S.A.	494	31,987
Valspar Corp.	98	10,846
Valvoline, Inc. J	8,100	187,515

		241,439

Construction Materials - 0.64%
Buzzi Unicem SpA	798	19,641
Summit Materials, Inc., Class AB	1,115	27,987
Vulcan Materials Co. J	485	62,240

		109,868

Containers & Packaging - 0.43%
Berry Plastics Group, Inc.B J	1,446	73,789

Metals & Mining - 3.46%
Boliden AB	1,599	46,633
First Quantum Minerals Ltd.	2,480	31,275
Freeport-McMoRan Copper & Gold, Inc.B	6,573	109,440
Newmont Mining Corp.	2,021	73,322
Teck Resources Ltd., Class B	8,439	207,093
United States Steel Corp.	2,724	89,102
Voestalpine AG	863	36,519

		593,384

Paper & Forest Products - 0.80%
Canfor Corp.B	7,623	82,659
West Fraser Timber Co., Ltd.	1,629	55,633

		138,292

Total Materials		1,156,772

REAL ESTATE - 0.51%
Equity Real Estate Investment Trusts - 0.08%
Gaming & Leisure Properties, Inc. F	434	13,727

Financial - 0.43%
Colony Northstar, Inc., Class A F	5,438	75,697

Total Materials		89,424

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
TELECOMMUNICATION SERVICES - 1.82%
Diversified Telecommunication Services - 1.29%
Telefonica Deutschland Holding AG	25,259	$105,251
Verizon Communications, Inc. J	2,369	116,105

		221,356

Wireless Telecommunication Services - 0.53%
Tim Participacoes S.A., ADRC	6,425	90,785

Total Telecommunication Services		312,141

Total COMMON STOCKS (Cost $11,491,869)		12,750,742

PARTICIPATORY NOTES - 2.30%

FINANCE - 1.26%
Banks - 1.26%
HSBC Bank PLC, 1/22/2018 A B	53,047	212,941

MATERIALS - 1.04%
Chemicals - 1.04%
Saudi Basic Industries Corp., 3/2/2017	6,987	178,099

Total PARTICIPATORY NOTES (Cost $348,505)		391,040

WARRANTS – 0.00% (Cost $293)
ENERGY - 0.00%
Oil & Gas - 0.00%
Kinder Morgan, Inc., 5/25/2017, Strike Price $40.00G	307	2

SHORT-TERM INVESTMENTS - 17.42% (Cost $2,991,077)
American Beacon U.S. Government Money Market Select Fund, Select ClassH	2,991,077	2,991,077

Total Securities Held Long (Cost $14,831,744)		16,132,861

SECURITIES HELD SHORT
COMMON STOCKS - (20.23%)
CONSUMER DISCRETIONARY - (2.64%)
Auto Components - (0.16%)
Delphi Automotive PLCA	(383)	(26,833)

Automobiles - (0.46%)
Tesla Motors, Inc.B	(142)	(35,774)
Toyota Motor Corp., ADRC	(376)	(43,522)

		(79,296)

Hotels, Restaurants & Leisure - (0.46%)
Cheesecake Factory, Inc.	(235)	(14,161)
Darden Restaurants, Inc.	(365)	(26,747)
Intercontinental Hotels Group	(378)	(17,499)
Panera Bread Co., Class AB	(1)	(209)
Six Flags Entertainment Corp.	(144)	(8,580)
Wyndham Worldwide Corp.	(142)	(11,227)

		(78,423)

Household Durables - (0.14%)
Leggett & Platt, Inc.	(6)	(286)
Meritage Homes Corp.	(312)	(11,466)
Pulte Group, Inc.	(556)	(11,960)

		(23,712)

Internet & Catalog Retail - (0.03%)
Boohoo.com PLCA B	(3,215)	(5,733)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
CONSUMER DISCRETIONARY - (2.64%) (continued)
Leisure Equipment & Products - (0.18%)
Allegiant Travel Co.	(62)	$(10,664)
Polaris Industries, Inc.	(244)	(20,513)

		(31,177)

Media - (0.26%)
Discovery Communications, Inc., Class AB	(468)	(13,268)
IMAX Corp.B	(50)	(1,630)
Scripps Networks Interactive, Inc., Class A	(123)	(9,368)
Sinclair Broadcast Group, Inc., Class A	(451)	(15,221)
Walt Disney Co.	(42)	(4,647)

		(44,134)

Multiline Retail - (0.34%)
Kohl’s Corp.	(269)	(10,714)
Marks & Spencer Group PLCA	(1,316)	(5,554)
Michael Kors Holdings Ltd.B	(309)	(13,228)
Nordstrom, Inc.	(277)	(12,249)
Target Corp.	(258)	(16,636)

		(58,381)

Specialty Retail - (0.36%)
Advance Auto Parts, Inc.	(81)	(13,303)
Best Buy Co., Inc.	(62)	(2,760)
CarMax, Inc.B	(137)	(9,139)
Dollar Tree, Inc.B	(240)	(18,526)
Gap, Inc.	(591)	(13,611)
Ross Stores, Inc.	(44)	(2,909)

		(60,248)

Textiles & Apparel - (0.25%)
Fossil Group, Inc.B	(371)	(9,486)
Hugo Boss AG	(12)	(768)
Steven Madden Ltd.	(74)	(2,605)
Swatch Groug AG	(85)	(30,021)

		(42,880)

Total Consumer Discretionary		(450,817)

CONSUMER STAPLES - (1.78%)
Beverages - (0.19%)
Coca-Cola Co.	(101)	(4,199)
Constellation Brands, Inc., Class A	(138)	(20,667)
Dr Pepper Snapple Group, Inc.	(87)	(7,934)

		(32,800)

Food & Drug Retailing - (0.32%)
Costco Wholesale Corp.	(245)	(40,168)
Kroger Co.	(202)	(6,860)
Tesco PLCA B	(1,083)	(2,651)
Wal-Mart Stores, Inc.	(67)	(4,472)

		(54,151)

Food Products - (0.65%)
Blue Buffalo Pet Products, Inc.B	(182)	(4,414)
General Mills, Inc.	(452)	(28,241)
Hormel Foods Corp.	(792)	(28,750)
Kraft Heinz Co.	(477)	(42,591)
Whitewaves Food Co.B	(136)	(7,488)

		(111,484)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
CONSUMER STAPLES - (1.78%) (continued)
Household Products - (0.17%)
Church & Dwight Co., Inc.	(63)	$(2,849)
Procter & Gamble Co.	(299)	(26,192)

		(29,041)

Tobacco - (0.45%)
British American Tobacco PLC, ADRA C	(622)	(76,630)

Total Consumer Staples		(304,106)

ENERGY - (2.13%)
Energy Equipment & Services - (0.87%)
Baker Hughes, Inc.	(502)	(31,666)
National Oilwell Varco, Inc.	(1,437)	(54,333)
Schlumberger Ltd.	(765)	(64,038)

		(150,037)

Oil & Gas - (1.26%)
Apache Corp.	(623)	(37,268)
Chevron Corp.	(284)	(31,623)
EOG Resources, Inc.	(437)	(44,390)
Hess Corp.	(287)	(15,550)
Marathon Oil Corp.	(1,770)	(29,648)
Occidental Petroleum Corp.	(858)	(58,147)

		(216,626)

Total Energy		(366,663)

FINANCIALS - (5.11%)
Banks - (4.66%)
Bank of the Ozarks, Inc.	(357)	(19,589)
Clifton Bancorp, Inc.	(406)	(6,301)
Community Bank System, Inc.	(694)	(40,502)
CVB Financial Corp.	(1,228)	(27,679)
Eagle Bancorp, Inc.B	(205)	(12,556)
FCB Financial Holdings, Inc., Class AB	(898)	(42,161)
First Financial Bankshares, Inc.	(908)	(38,726)
First Republic Bank	(358)	(33,770)
German American Bancorp, Inc.	(42)	(2,016)
Glacier Bancorp, Inc.	(1,098)	(39,012)
Home Bancshares, Inc.	(1,152)	(31,035)
Iberiabank Corp.	(294)	(24,152)
Independent Bank Corp.	(372)	(23,194)
MB Financial, Inc.	(283)	(12,602)
NBT Bancorp, Inc.	(180)	(7,333)
Northwest Bancshares, Inc.	(713)	(12,171)
PacWest Bancorp	(261)	(14,459)
Park National Corp.	(52)	(5,761)
People’s United Financial, Inc.	(1,721)	(32,269)
Prosperity Bancshares, Inc.	(178)	(12,928)
Renasant Corp.	(776)	(30,885)
ServisFirst Bancshares, Inc.	(336)	(13,453)
Simmons First National Corp., Class A	(335)	(20,150)
South State Corp.	(435)	(38,889)
Southside Bancshares, Inc.	(728)	(24,868)
Sterling Bancorp	(3,216)	(76,702)
Stock Yards Bancorp, Inc.	(181)	(8,109)
Tompkins Financial Corp.	(153)	(13,854)
Trustmark Corp.	(839)	(28,207)
United Bankshares, Inc.	(673)	(30,150)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
FINANCIALS - (5.11%) (continued)
Banks - (4.66%) (continued)
Washington Trust Bancorp, Inc.	(271)	$(14,770)
WesBanco, Inc.	(332)	(13,778)
Westamerica Bancorporation	(443)	(25,140)
WSFS Financial Corp.	(428)	(19,388)

		(796,559)

Diversified Financials - (0.33%)
Capitol Federal Financial, Inc.	(368)	(5,686)
Credit Acceptance Corp.B	(62)	(12,727)
Discover Financial Services	(227)	(15,727)
Kearny Financial Corp.	(778)	(11,865)
Synchrony Financial	(345)	(12,358)

		(58,363)

Specialty Finance - (0.12%)
GATX Corp.	(347)	(20,064)

Total Financials		(874,986)

HEALTH CARE - (0.70%)
Biotechnology - (0.02%)
Celgene Corp.B	(27)	(3,136)

Health Care Equipment & Supplies - (0.42%)
Intuitive Surgical, Inc.B	(105)	(72,732)

Health Care Providers & Services - (0.25%)
HCA Holdings, Inc.	(537)	(43,110)

Pharmaceuticals - (0.01%)
Endo International PLCA B	(105)	(1,285)

Total Health Care		(120,263)

INDUSTRIALS - (2.31%)
Aerospace & Defense - (0.47%)
Airbus SEB	(93)	(6,308)
Aircastle Ltd.	(1,378)	(30,729)
Boeing Co.	(53)	(8,661)
United Technologies Corp.	(320)	(35,094)

		(80,792)

Air Freight & Couriers - (0.41%)
C.H. Robinson Worldwide, Inc.	(768)	(58,414)
United Parcel Service, Inc., Class B	(63)	(6,875)
XPO Logistics, Inc.B	(121)	(5,414)

		(70,703)

Airlines - (0.01%)
American Airlines Group, Inc.	(48)	(2,124)

Diversified Manufacturing - (0.06%)
Eaton Corp., PLCA	(156)	(11,042)

Industrial Conglomerates - (0.46%)
3M Co.	(162)	(28,321)
General Electric Co.	(1,693)	(50,282)

		(78,603)

Machinery - (0.15%)
Caterpillar, Inc.	(16)	(1,531)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
INDUSTRIALS - (2.31%) (continued)
Machinery - (0.15%) (continued)
Kone Oyj, Class B	(152)	$(6,875)
PACCAR, Inc.	(250)	(16,828)

		(25,234)

Marine - (0.09%)
Kirby Corp.B	(240)	(15,468)

Road & Rail - (0.40%)
Kansas City Southern	(306)	(26,288)
Ryder System, Inc.	(134)	(10,398)
Union Pacific Corp.	(157)	(16,733)
Werner Enterprises, Inc.	(530)	(14,893)

		(68,312)

Trading Companies & Distributors - (0.26%)
WW Grainger, Inc.	(175)	(44,200)

Total Industrials		(396,478)

INFORMATION TECHNOLOGY - (4.24%)
Communications Equipment - (0.58%)
Cisco Systems, Inc.	(9)	(276)
Corning, Inc.	(3,734)	(98,914)

		(99,190)

Computers & Peripherals - (0.56%)
International Business Machines Corp.	(526)	(91,798)
Logitech International S.A.	(102)	(2,912)
NetApp, Inc.	(38)	(1,456)
Pure Storage Inc., Class AB	(30)	(341)

		(96,507)

Electronic Equipment & Instruments - (0.33%)
Amphenol Corp., Class A	(823)	(55,544)
NVIDIA Corp.	(13)	(1,419)

		(56,963)

Internet Software & Services - (0.85%)
Alibaba Group Holding Ltd., Sponsored ADRB C	(859)	(87,025)
Baidu, Inc., Sponsored ADRB C	(62)	(10,854)
Fortinet, Inc.B	(50)	(1,663)
MercadoLibre, Inc.	(170)	(31,516)
United Internet AG, Reg SI	(211)	(8,814)
Wirecard AG	(65)	(3,144)
Yahoo Japan Corp.	(758)	(3,182)

		(146,198)

IT Consulting & Services - (0.47%)
Accenture PLC, Class AA	(20)	(2,277)
Infosys Technologies Ltd., Reg S, Sponsored ADRC I	(5,745)	(79,109)

		(81,386)

Office Electronics - (0.07%)
Canon, Inc.	(389)	(11,524)

Software - (1.38%)
Activision Blizzard, Inc.	(1,098)	(44,151)
Adobe Systems, Inc.B	(199)	(22,563)
Check Point Software Technologies Ltd.B	(1)	(99)
Electronic Arts, Inc.B	(715)	(59,652)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
INFORMATION TECHNOLOGY - (4.24%) (continued)
Software - (1.38%) (continued)
Oracle Corp.	(1,326)	$(53,186)
Square, Inc., Class AB	(249)	(3,640)
Symantec Corp.	(64)	(1,763)
Ultimate Software Group, Inc.B	(7)	(1,356)
VMware, Inc., Class AB	(24)	(2,101)
Workday, Inc., Class AB	(585)	(48,608)

		(237,119)

Total Information Technology		(728,887)

MATERIALS - (0.52%)
Chemicals - (0.12%)
Axalta Coating Systems Ltd.B	(382)	(11,078)
Methanex Corp.	(219)	(10,961)

		(22,039)

Metals & Mining - (0.20%)
Barrick Gold Corp.	(1,824)	(33,635)

Paper & Forest Products - (0.20%)
Domtar Corp.	(801)	(34,996)

Total Materials		(90,670)

REAL ESTATE - (0.50%)
AvalonBay Communities, Inc.F	(156)	(27,036)
Camden Property TrustF	(59)	(4,931)
Empire State Realty Trust, Inc.F	(164)	(3,360)
Equinix, Inc.F	(76)	(29,258)
Federal Realty Investment TrustF	(22)	(3,089)
GGP, Inc.F	(61)	(1,515)
HCP, Inc.F	(99)	(3,002)
Public Storage, Inc.F	(8)	(1,720)
Regency Centers Corp.F	(56)	(3,905)
Simon Property Group, Inc.F	(18)	(3,308)
UDR, Inc.F	(110)	(3,845)

Total Real Estate		(84,969)

TELECOMMUNICATION SERVICES - (0.15%)
Diversified Telecommunication Services - (0.08%)
AT&T, Inc.	(337)	(14,208)

Wireless Telecommunication Services - (0.07%)
Freenet AG	(121)	(3,626)
Millicom International Cellular S.A	(170)	(8,408)

		(12,034)

Total Telecommunication Services		(26,242)

UTILITIES - (0.15%)
Consolidated Edison, Inc.,	(344)	(25,576)

Total COMMON STOCKS (Proceeds $(3,142,878))		(3,469,657)

EXCHANGE TRADED INSTRUMENTS - (8.27%)
EXCHANGE TRADED FUNDS - (8.27%)
Consumer Discretionary Select Sector SPDR Fund	$(2,547)	(216,062)
Consumer Staples Select Sector SPDR Fund	(3,533)	(185,800)
Energy Select Sector SPDR Fund	(74)	(5,395)
Health Care Select Sector SPDR Fund	(1,271)	(89,631)
Industrial Select Sector SPDR Fund	(532)	(33,718)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
EXCHANGE TRADED FUNDS - (8.27%) (continued)
iShares 20+ Year Treasury Bond ETF	$(1,055)	$(126,706)
iShares 7-10 Year Treasury Bond ETF	(560)	(58,828)
iShares EUR Govt Bond 7-10yr UCITS ETF EUR Dist	(540)	(119,384)
iShares Euro Government Bond Capped 10.5+yr UCITS ETF DE	(373)	(56,074)
iShares JP Morgan USD Emerging Markets Bond ETF	(481)	(53,935)
iShares MSCI Brazil Capped Fund	(1,193)	(43,986)
iShares MSCI China ETF	(2,299)	(108,076)
iShares MSCI Emerging Markets Fund	(258)	(9,634)
iShares Russell 2000 Growth Fund	(62)	(9,687)
iShares Russell 2000 Index Fund	(188)	(25,423)
iShares STOXX Europe 600 UCITS ETF DE	(843)	(32,679)
Materials Select Sector SPDR Fund	(203)	(10,548)
Real Estate Select Sector SPDR Fund	(588)	(18,057)
SPDR S&P Telecom Fund	(368)	(26,093)
Technology Select Sector SPDR Fund	(1,311)	(65,655)
Utilities Select Sector SPDR Fund	(822)	(40,426)
Vanguard REIT Fund	(1,013)	(83,441)

Total EXCHANGE TRADED INSTRUMENTS (Proceeds $(1,367,892))		(1,419,238)

Total SECURITIES SOLD SHORT (Proceeds $(4,510,770))		(4,888,895)

TOTAL INVESTMENTS IN SECURITIES (excludes securities sold short) - 93.98% (Cost $14,831,744)		16,132,861
TOTAL PURCHASED OPTIONS - 0.07% (Cost $26,532)		12,928
TOTAL WRITTEN OPTIONS - (0.01)% (Cost $(1,794))		(1,890)
TOTAL SECURITIES SOLD SHORT - (28.48)% (Proceeds $(4,510,770))		(4,888,895)
OTHER ASSETS, NET OF LIABILITIES - 34.44%		5,911,748

TOTAL NET ASSETS - 100.00%		$17,166,752

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	Non-income producing security.
C	ADR - American Depositary Receipt.
D	Non-voting participating shares.
E	LP - Limited Partnership.
F	REIT - Real Estate Investment Trust.
G	Warrant.
H	The Fund is affiliated by having the same investment advisor.
I	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
J	This security or a piece thereof is held as segregated collateral.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

Total Return Swap Agreements outstanding on January 31, 2017:

Pay/Receive Floating Rate	Description	Reference Entity	Counterparty	Floating Rate (%)	Expiration Date	Reference Quantity	Notional Amount	Unrealized Appreciation (Depreciation)

Pay	1-Day HKD-HONIX	Air China Ltd.	MSC	0.980%	7/24/2017	14,936	$84,617	$(126)
Pay	1-Month EUR-EURIB	Kering S.A.	MSC	0.130%	7/24/2017	66	15,167	(685)
Pay	1-Month EUR-LIBOR	Ryanair Holdings, PLC	MSC	0.220%	8/1/2017	2,529	27,864	9,097
Pay	1-Day USD-FEDEF	NVR, Inc.	MSC	1.160%	10/2/2017	75	119,520	19,830
Pay	1-Day USD-FEDEF	Brunswick Corp./De	MSC	1.160%	10/2/2017	1,147	53,223	15,436
Pay	1-Day USD-FEDEF	Continental Resources, Inc./Ok	MSC	1.160%	10/2/2017	401	18,761	712
Pay	1-Day USD-FEDEF	Monster Beverage Corp.	MSC	1.160%	10/2/2017	907	43,455	(4,817)
Pay	1-Day USD-FEDEF	Alphabet, Inc.	MSC	1.160%	10/2/2017	68	54,661	1,112
Pay	1-Day USD-FEDEF	Rio Tinto, PLC	MSC	1.160%	10/2/2017	2,831	106,927	19,874
Pay	1-Day USD-FEDEF	Take-Two Interactive Software, Inc.	MSC	1.160%	10/2/2017	2,116	93,850	19,673
Pay	1-Day USD-FEDEF	Swift Transportation Co.	MSC	1.160%	10/2/2017	2,797	59,486	4,370
Pay	1-Month GBP-LIBOR	Rio Tinto, PLC	MSC	0.760%	10/5/2017	1,462	34,787	20,445
Pay	1-Month GBP-LIBOR	Anglo American, PLC	MSC	0.760%	10/5/2017	3,910	30,113	28,915
Pay	1-Month EUR-EURIB	Peugeot S.A.	MSC	0.130%	10/5/2017	854	11,755	3,167
Pay	1-Month GBP-LIBOR	Wizz Air Holdings, PLC	MSC	0.760%	10/5/2017	574	9,811	518
Pay	1-Month GBP-LIBOR	Antofagasta, PLC	MSC	0.760%	10/5/2017	4,723	22,449	21,371
Pay	1-Month EUR-EURIB	Moncler SpA	MSC	0.130%	10/5/2017	277	3,724	1,302
Pay	1-Month EUR-EURIB	Accor S.A.	MSC	0.130%	10/5/2017	509	18,398	747
Pay	1-Month EUR-EURIB	Cie Plastic Omnium S.A.	MSC	0.130%	10/5/2017	920	26,570	2,502
Pay	1-Month EUR-EURIB	Air France-KLM	MSC	0.130%	10/5/2017	2,687	14,092	(1,008)
Pay	1-Month GBP-LIBOR	International Consolidated Airlines Group S.A.	MSC	0.760%	10/5/2017	4,617	19,575	3,063
Receive	1-Day EUR-EONIA	Airbus Group SE	MSC	0.400%	10/5/2017	183	11,453	(34)
Receive	1-Day GBP-SONIA	Thomas Cook Group, PLC	MSC	0.350%	10/5/2017	4,088	2,865	(876)
Receive	1-Month GBP-LIBOR	Burberry Group, PLC	MSC	0.350%	10/5/2017	411	5,328	(1,777)
Pay	1-Day HKD-HONIX	Weichai Power Co. Ltd.	MSC	0.980%	11/16/2017	9,614	100,675	4,124
Receive	1-Day USD-FEDEF	SPDR S&P500 ETF Trust	MSC	0.310%	2/22/2018	923	198,340	(11,670)
Pay	1-Day JPY-MUTSC	Dai-Ichi Life Holdings, Inc.	MSC	0.350%	9/3/2018	1,603	2,830,450	4,206
Pay	1-Day JPY-MUTSC	Softbank Group Corp.	MSC	0.350%	9/3/2018	1,368	12,221,521	(2,821)
Pay	1-Day JPY-MUTSC	Taisei Corp.	MSC	0.350%	9/3/2018	3,768	2,888,367	1,183
Pay	1-Day JPY-MUTSC	Komatsu Ltd.	MSC	0.350%	9/3/2018	1,128	2,673,493	3,236
Pay	1-Day JPY-MUTSC	Hitachi Ltd.	MSC	0.350%	9/3/2018	4,794	2,557,564	4,845
Pay	1-Day JPY-MUTSC	Mitsubishi Heavy Industries Ltd.	MSC	0.350%	9/3/2018	5,843	2,722,351	2,224
Pay	1-Day AUD-RBACR	Qantas Airways Ltd.	MSC	2.050%	9/11/2018	4,159	14,502	(243)
Pay	1-Month USD-LIBOR	Taiwan Semiconductor Manufacturing Co. Ltd.	MSC	0.980%	1/3/2019	7,085	40,342	1,539
Pay	1-Day EUR-EONIA	Accor S.A.	MSC	0.550%	1/17/2020	2,697	102,630	(1,597)
Pay	1-Day EUR-EONIA	Finecobank Banca Fineco SpA	MSC	0.550%	1/17/2020	12,656	71,533	(2,215)
Receive	1-Day GBP-SONIA	Ted Baker, PLC	MSC	0.460%	1/17/2020	33	1,002	81
Receive	1-Day EUR-EONIA	Casino Guichard Perrachon S.A.	MSC	0.970%	1/17/2020	108	4,761	(677)
Receive	1-Day GBP-SONIA	J Sainsbury, PLC	MSC	0.350%	1/17/2020	1,913	4,562	(466)
Receive	1-Day EUR-EONIA	Eutelsat Communications S.A.	MSC	0.430%	1/17/2020	746	13,712	2,099
Receive	1-Day TWD-FEDEF	China Steel Corp.	MSC	1.750%	1/21/2020	7,066	4,438	(1,266)
Receive	1-Day BRL-FEDEF	Telefonica Brasil S.A.	MSC	1.090%	1/21/2020	959	12,536	(1,667)
Receive	1-Day BRL-FEDEF	Raia Drogasil S.A.	MSC	1.090%	1/21/2020	41	897	45

							$27,352,127	$163,771

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

Purchased Options outstanding on January 31, 2017:

Exchange Traded Fund Options

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)

Put - SPDR S&P 500 ETF Trust	2/17/2017	29	USD	223.00	$9,684	$2,059	$(7,625)
Put - Financial Select Sector SPDR Fund	4/21/2017	124	USD	21.00	4,001	2,356	(1,645)

					$13,685	$4,415	$(9,270)

Equity Options

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)

Put - Apple, Inc.	2/3/2017	2	USD	119.00	$554	$278	$(276)
Call - Kate Spade & Co.	2/17/2017	7	USD	20.00	378	252	(126)
Call - Melco Crown Entertainment Ltd.	2/17/2017	10	USD	15.68	848	1,400	552
Call - Melco Crown Entertainment Ltd.	2/17/2017	12	USD	18.68	507	180	(327)
Call - Nimble Storage, Inc.	2/17/2017	9	USD	10.00	970	135	(835)
Call - Palo Alto Networks, Inc.	2/17/2017	1	USD	150.00	220	220	—
Put - Corning, Inc.	2/17/2017	19	USD	24.00	1,534	57	(1,477)
Put - Electronic Arts, Inc.	2/17/2017	2	USD	77.50	604	140	(464)
Put - International Business Machines Corp.	2/17/2017	2	USD	165.00	956	100	(856)
Call - Palo Alto Networks, Inc.	3/17/2017	2	USD	160.00	446	682	236
Call - Realogy Holdings Corp.	3/17/2017	16	USD	35.00	423	160	(263)
Call - Red Hat, Inc.	3/17/2017	5	USD	77.50	764	800	36
Put - Best Buy Co., Inc.	4/21/2017	4	USD	39.00	424	472	48
Put - Infosys Ltd.	4/21/2017	20	USD	14.00	1,521	1,700	179
Call - Koninklijke Ahold Delhaize NV	6/16/2017	3	EUR	22.00	421	49	(372)
Call - Koninklijke Ahold Delhaize NV	12/15/2017	3	EUR	22.00	308	165	(143)
Call - Procter & Gamble Co./The	1/19/2018	3	USD	90.00	983	1,041	58
Call - Koninklijke Ahold Delhaize NV	12/21/2018	4	EUR	22.00	847	431	(416)

					$12,708	$8,262	$(4,446)

Over-the-Counter European Options

Description	Counterparty	Exercise Price	Expiration Date	Currency	Notional Amount (000’s)	Premiums Paid	Fair Value	Net Unrealized Appreciation (Depreciation)

Put - OTC EPUT USD Versus CNH	MSC	6.47	9/8/2017	USD	159	$139	$251	$112

						$139	$251	$112

Written Options outstanding on January 31, 2017:

Equity Options

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Premiums Received	Fair Value	Net Unrealized Appreciation (Depreciation)

Call - Vertex Pharmaceuticals, Inc.	4/21/2017	2	USD	80.00	$(1,794)	$(1,890)	$(96)

					$(1,794)	$(1,890)	$(96)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

Forward Currency Contracts Open on January 31, 2017:

Type	Currency	Principal Amount Covered by Contract	Settlement	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	GBP	8,548	2/28/2017	MSC	$87	$—	$87
Buy	CAD	4,973	2/28/2017	MSC	106	—	106
Buy	CAD	5,488	2/28/2017	MSC	96	—	96
Buy	JPY	11,650	2/28/2017	MSC	172	—	172
Buy	CAD	4,610	2/28/2017	MSC	71	—	71
Buy	CAD	3,991	2/28/2017	MSC	136	—	136
Buy	CAD	7,160	2/28/2017	MSC	163	—	163
Buy	GBP	5,494	2/28/2017	MSC	36	—	36
Sell	GBP	53,461	2/28/2017	MSC	500	—	500
Sell	SEK	42,371	2/28/2017	MSC	—	(1,963)	(1,963)
Sell	EUR	12,045	2/28/2017	MSC	—	(174)	(174)
Sell	CAD	5,454	2/28/2017	MSC	—	(148)	(148)
Sell	GBP	9,997	2/28/2017	MSC	—	(341)	(341)
Sell	EUR	6,064	2/28/2017	MSC	—	(134)	(134)
Sell	CAD	5,889	2/28/2017	MSC	—	(79)	(79)
Sell	EUR	14,620	2/28/2017	MSC	—	(113)	(113)
Sell	GBP	5,955	2/28/2017	MSC	—	(129)	(129)
Sell	GBP	6,141	2/28/2017	MSC	—	(190)	(190)
Sell	CAD	10,880	2/28/2017	MSC	—	(115)	(115)
Sell	JPY	11,650	2/28/2017	MSC	—	(227)	(227)
Sell	CAD	171,091	2/28/2017	MSC	—	(1,470)	(1,470)
Sell	EUR	21,803	2/28/2017	MSC	—	(756)	(756)
Sell	GBP	8,592	2/28/2017	MSC	—	(39)	(39)
Sell	CAD	2,595	2/28/2017	MSC	—	(33)	(33)
Sell	EUR	5,843	2/28/2017	MSC	—	(41)	(41)
Sell	SEK	5,320	2/28/2017	MSC	—	(59)	(59)
Sell	CAD	4,405	2/28/2017	MSC	—	(25)	(25)
Buy	CHF	2,651	4/20/2017	MSC	33	—	33
Buy	SEK	8,349	4/20/2017	MSC	128	—	128
Sell	GBP	140,580	4/20/2017	MSC	—	(2,372)	(2,372)
Sell	EUR	143,876	4/20/2017	MSC	—	(1,289)	(1,289)
Sell	JPY	89,423	4/20/2017	MSC	—	(1,143)	(1,143)
Sell	CNH	22,683	9/12/2017	MSC	626	—	626

					$2,154	$(10,840)	$(8,686)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2017

Glossary:

Counterparty Abbreviations
MSC	Morgan Stanley & Co. Inc.
Currency Abbreviations:
AUD	Australian Dollar	CNH	Yuan Renminbi-Offshore	JPY	Japanese Yen
BRL	Brazilian Real	EUR	Euro	SEK	Swedish Krona
CAD	Canadian Dollar	GBP	Pound Sterling	TWD	Taiwanese Dollar
CHF	Swiss Franc	HKD	Hong Kong Dollar	USD	United States Dollar
Other Abbreviations:
EONIA	Euro Overnight Index Average	HONIX	Hong Kong Dollar Overnight Index	RBACR	Reserve Bank of Australia
			Average		Overnight Rate
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate	SONIA	Sterling Overnight Index Average
EURIB	Euro Interbank Offered Rate	MUTSC	Bank of Japan Estimate Unsecured	SPDR	Standard & Poor’s Depositary
			Overnight Call Rate		Receipt
FEDEF	Effective Federal Fund Rates

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
SECURITIES HELD LONG
COMMON STOCKS - 55.63%
CONSUMER DISCRETIONARY - 12.37%
Auto Components - 2.85%
Argan, Inc.	9,500	$700,625
BorgWarner, Inc.	1,900	77,577
Horizon Global Corp.A	7,400	144,818
Lear Corp.	3,600	511,524
Stoneridge, Inc.A	12,900	211,689

		1,646,233

Commercial Services - 0.31%
H&R Block, Inc.	8,300	178,118

Hotels, Restaurants & Leisure - 2.30%
Del Taco Restaurants, Inc.A	33,100	451,484
Dick’s Sporting Goods, Inc.	1,100	56,760
Domino’s Pizza, Inc.	4,300	750,522
RCI Hospitality Holdings, Inc.	2,500	43,875
Red Robin Gourmet Burgers, Inc.A	500	23,775

		1,326,416

Household Durables - 0.61%
Beazer Homes USA, Inc.A	21,000	299,460
La-Z-Boy, Inc.	1,900	54,340

		353,800

Leisure Equipment & Products - 0.62%
American Outdoor Brands Corp.A	2,400	51,120
MCBC Holdings, Inc.	7,800	108,810
Vista Outdoor, Inc.A	6,800	195,908

		355,838

Media - 0.16%
Gannett Co. Inc.	2,100	20,202
TEGNA, Inc.	3,100	71,021

		91,223

Multiline Retail - 0.34%
Macy’s, Inc.	1,600	47,264
Nordstrom, Inc.	3,400	150,348

		197,612

Specialty Retail - 4.77%
America’s Car-Mart, Inc.A	5,000	209,750
Ascena Retail Group, Inc.A	12,000	57,720
At Home Group, Inc.A	9,300	141,732
Bed Bath & Beyond, Inc.	700	28,245
Express, Inc.	2,700	28,701
Finish Line, Inc., Class A	15,900	273,480
Francesca’s Holdings Corp.A	34,500	601,680
Gap, Inc.	11,400	262,542
GNC Holdings, Inc., Class A	2,600	23,062
MarineMax, Inc.A	32,900	705,705
Office Depot, Inc.	8,700	38,715
Ross Stores, Inc.	1,900	125,609
Staples, Inc.	3,900	35,880
Ulta Salon Cosmetics & Fragrance, Inc.	800	217,824

		2,750,645

Textiles & Apparel - 0.41%
Lululemon Athletica, Inc.A	1,700	114,767
Unifirst Corp.	300	38,370

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
CONSUMER DISCRETIONARY - 12.37% (continued)
Textiles & Apparel - 0.41% (continued)
Vera Bradley, Inc.A	7,500	$85,950

		239,087

Total Consumer Discretionary		7,138,972

CONSUMER STAPLES - 3.13%
Food & Drug Retailing - 0.75%
Casey’s General Stores, Inc.	400	45,960
CVS Caremark Corp.	4,600	362,526
Village Super Market, Inc., Class A	800	24,232

		432,718

Food Products - 1.47%
Flowers Foods, Inc.	13,100	263,441
Fresh Del Monte Produce, Inc.	3,400	194,650
TreeHouse Foods, Inc.A	1,500	113,820
Tyson Foods, Inc., Class A	4,400	276,276

		848,187

Personal Products - 0.91%
Medifast, Inc.	12,400	522,908

Total Consumer Staples		1,803,813

ENERGY - 3.39%
Energy Equipment & Services - 1.88%
Archrock, Inc.	32,600	475,960
Atwood Oceanics, Inc.A	12,200	148,352
Ensco PLC, Class A	40,700	444,444
Independence Contract Drilling, Inc.A	2,900	18,386

		1,087,142

Oil & Gas - 1.51%
Approach Resources, Inc.A	5,000	16,250
Evolution Petroleum Corp.	20,100	174,870
International Seaways, Inc.A	11,700	203,346
Rex Stores Corp.A	2,400	199,272
Scorpio Tankers, Inc.	71,800	274,994

		868,732

Total Energy		1,955,874

FINANCIALS - 2.35%
Banks - 0.03%
Independent Bank Corp.	900	18,900

Consumer Finance - 0.44%
Regional Management Corp.A	10,200	255,102

Diversified Financials - 0.68%
Ameriprise Financial, Inc.	700	78,589
Goldman Sachs Group, Inc.	400	91,728
KCG Holdings, Inc., Class AA	11,000	153,670
Nicholas Financial, Inc.	6,100	67,100

		391,087

Insurance - 1.13%
Assured Guaranty Ltd.	9,400	365,754
CNO Financial Group, Inc.	5,000	94,550
Voya Financial, Inc.	4,700	189,034

		649,338

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
FINANCIALS - 2.35% (continued)
Real Estate - 0.07%
Forestar Group, Inc.A	3,200	$41,760

Total Financials		1,356,187

HEALTH CARE - 5.22%
Biotechnology - 2.82%
Achillion Pharmaceuticals, Inc.A	22,300	92,991
Acorda Therapeutics, Inc.A	1,000	20,500
Alexion Pharmaceuticals, Inc.A	300	39,204
AMAG Pharmaceuticals, Inc.A	8,800	212,080
Amgen, Inc.	700	109,676
Applied Genetic Technologies Corp.A	10,700	77,575
BioSpecifics Technologies Corp.A	5,500	282,095
Gilead Sciences, Inc.	6,000	434,700
Myriad Genetics, Inc.A	7,900	127,822
PDL BioPharma, Inc.	94,000	206,800
SciClone Pharmaceuticals, Inc.A	2,600	26,390

		1,629,833

Health Care Equipment & Supplies - 1.86%
C.R. Bard, Inc.	800	189,864
Computer Programs and Systems, Inc.	3,400	76,840
Haemonetics Corp.A	2,000	79,720
Hill-Rom Holdings, Inc.	400	23,548
Hologic, Inc.A	1,400	56,742
Lantheus Holdings, Inc.A	2,100	17,850
Orthofix International N.V.A	7,100	255,174
Teleflex, Inc.	1,700	285,141
VWR Corp.A	3,400	88,094

		1,072,973

Health Care Providers & Services - 0.53%
Alere, Inc.A	1,900	70,300
HCA Holdings, Inc.	1,500	120,420
HealthSouth Corp.	900	34,938
LifePoint Hospitals, Inc.A	400	23,740
WellCare Health Plans, Inc.A	400	58,216

		307,614

Total Health Care		3,010,420

INDUSTRIALS - 5.95%
Aerospace & Defense - 0.13%
Aerovironment, Inc.A	2,900	75,951

Airlines - 0.26%
Hawaiian Holdings, Inc.A	2,900	147,755

Building Products - 0.42%
Atkore International Group, Inc.A	9,000	240,480

Commercial & Professional Services - 0.32%
Barrett Business Services, Inc.	3,100	186,341

Commercial Services & Supplies - 1.70%
Capella Education Co.	3,900	333,450
CRA International, Inc.	400	13,292
Insperity, Inc.	2,800	200,200
Koppers Holdings, Inc.A	900	36,405
ManpowerGroup, Inc.	800	76,368
Marlin Business Services Corp.	1,200	27,540
McGrath Rentcorp	1,300	49,764

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
INDUSTRIALS - 5.95% (continued)
Commercial Services & Supplies - 1.70% (continued)
Monotype Imaging Holdings, Inc.	5,400	$118,260
Pitney Bowes, Inc.	1,800	28,656
Quad Graphics, Inc.	700	18,333
Robert Half International, Inc.	1,700	80,002

		982,270

Construction & Engineering - 0.25%
MYR Group, Inc.A	3,000	115,410
Willdan Group, Inc.A	1,000	26,810

		142,220

Diversified Manufacturing - 0.01%
Barnes Group, Inc.	100	4,813

Electrical Equipment - 0.52%
Babcock & Wilcox Enterprises, Inc.A	8,000	133,120
Powell Industries, Inc.	600	23,088
Regal-Beloit Corp.	2,000	145,200

		301,408

Machinery - 0.04%
Columbus McKinnon Corp.	800	21,992

Marine - 0.18%
Overseas Shipholding Group, Inc.	21,100	103,601

Rental Auto/Equipment - 1.32%
United Rentals, Inc.A	6,000	759,060

Road & Rail - 0.50%
ArcBest Corp.	9,200	290,720

Trading Companies & Distributors - 0.28%
HD Supply Holdings, Inc.A	3,800	160,740

Transportation & Logistics - 0.03%
Costamare, Inc.	3,000	15,930

Total Industrials		3,433,281

INFORMATION TECHNOLOGY - 4.52%
Communications Equipment - 0.06%
Network-1 Technologies, Inc.	9,300	34,875

Computers & Peripherals - 0.58%
NetApp, Inc.	5,800	222,256
Seagate Technology PLCB	400	18,060
Super Micro Computer, Inc.A	3,000	79,350
Western Digital Corp.	200	15,946

		335,612

Electronic Equipment & Instruments - 0.09%
PC Mall, Inc.A	200	4,490
VeriFone Systems, Inc.A	1,200	21,804
Zebra Technologies Corp., Class AA	300	25,101

		51,395

Internet Software & Services - 0.78%
Liquidity Services, Inc.A	300	2,925
VeriSign, Inc.	3,500	280,735
Web.com Group, Inc.A	8,700	164,865

		448,525

IT Consulting & Services - 1.18%
Cognizant Technology Solutions Corp., Class AA	3,500	184,065

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
INFORMATION TECHNOLOGY - 4.52% (continued)
IT Consulting & Services - 1.18% (continued)
CoreLogic, Inc.A	1,900	$67,013
Gartner, Inc.	900	89,424
Total System Services, Inc.	6,300	319,284
Virtusa Corp.A	800	20,384

		680,170

Semiconductor Equipment & Products - 1.08%
Advanced Energy Industries, Inc.A	5,300	311,852
Kulicke & Soffa Industries, Inc.A	12,600	221,508
Lam Research Corp.	800	91,888

		625,248

Software - 0.75%
Barracuda Networks, Inc.A	5,500	129,195
Red Hat, Inc.A	800	60,704
Synchronoss Technologies, Inc.A	400	15,408
The Rubicon Project, Inc.A	26,600	225,302

		430,609

Total Information Technology		2,606,434

MATERIALS - 1.91%
Chemicals - 1.48%
Ashland Global Holdings, Inc.	700	83,321
Core Molding Technologies, Inc.	15,300	235,926
KMG Chemicals, Inc.	4,600	169,556
OMNOVA Solutions, Inc.A	300	2,730
Trinseo S.A.	5,600	362,600

		854,133

Metals & Mining - 0.37%
Commercial Metals Co.	1,600	32,688
Hallador Energy Co.	2,600	24,440
Kaiser Aluminum Corp.	1,600	125,536
Olympic Steel, Inc.	1,400	31,500

		214,164

Paper & Forest Products - 0.05%
Clearwater Paper Corp.A	500	31,450

Total Materials		1,099,747

REAL ESTATE - 15.74%
Equity Real Estate Investment Trusts - 15.74%
American Homes 4 Rent, Class AC	33,500	746,380
Care Capital Properties, Inc.C	10,300	254,513
CBL & Associates Properties, Inc.C	62,100	673,785
Communications Sales & Leasing, Inc.C	17,500	459,900
CoreSite Realty Corp.C	6,900	594,297
DuPont Fabros Technology, Inc.C	6,400	303,872
Empire State Realty Trust, Inc.C	33,900	694,611
Equity Lifestyle Properties, Inc.C	5,700	421,458
Forest City Realty Trust, Inc.C	27,800	629,392
GGP, Inc.C	1,000	24,840
Hudson Pacific Properties, Inc.C	16,200	573,642
NexPoint Residential Trust, Inc.C	3,600	83,196
Pennsylvania Real Estate Investment TrustC	36,700	657,297
QTS Realty Trust, Inc.C	1,000	50,390
Ryman Hospitality Properties, Inc.C	300	18,354
Select Income REITC	27,900	697,779
Senior Housing Properties TrustC	24,400	464,820
Simon Property Group, Inc.C	3,900	716,703
SL Green Realty Corp.C	3,100	337,807

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
REAL ESTATE - 15.74% (continued)
Equity Real Estate Investment Trusts - 15.74% (continued)
Taubman Centers, Inc.C	9,700	$687,148

Total Real Estate		9,090,184

TELECOMMUNICATION SERVICES - 0.05%
Diversified Telecommunication Services - 0.05%
magicJack VocalTec Ltd. A	4,000	28,600

UTILITIES - 1.01%
Electric - 0.81%
CenterPoint Energy, Inc.	17,900	469,159

Multi-Utilities - 0.19%
MDU Resources Group, Inc.	3,800	111,530

Total Utilities		580,689

Total COMMON STOCKS (Cost $31,873,745)		32,104,201

EXCHANGE TRADED INSTRUMENTS - 7.88%
EXCHANGE TRADED FUNDS - 7.88%
Consumer Discretionary Select Sector SPDR Fund	16,500	1,399,695
Financial Select Sector SPDR Fund D	8,000	186,480
Industrial Select Sector SPDR Fund D	38,700	2,452,806
Materials Select Sector SPDR Fund	9,800	509,208

Total EXCHANGE TRADED INSTRUMENTS (Cost $4,551,970)		4,548,189

SHORT-TERM INVESTMENTS - 6.81% (Cost $3,929,099)
American Beacon U.S. Government Money Market Select Fund, Select Class E	3,929,099	3,929,099

Total Securities Held Long (Cost $40,354,814)		40,581,489

SECURITIES HELD SHORT
COMMON STOCKS - (46.45%)
CONSUMER DISCRETIONARY - (10.93%)
Automobiles - (1.31%)
Tesla Motors, Inc.A	(3,000)	(755,790)

Hotels, Restaurants & Leisure - (2.35%)
Chipotle Mexican Grill, Inc.A	(1,820)	(767,021)
Wynn Resorts Ltd.	(5,800)	(588,294)

		(1,355,315)

Internet & Catalog Retail - (0.32%)
Wayfair, Inc., Class AA	(4,400)	(182,864)

Leisure Equipment & Products - (0.51%)
Mattel, Inc.	(2,800)	(73,388)
Polaris Industries, Inc.	(2,600)	(218,582)

		(291,970)

Media - (0.19%)
Liberty Global PLC LiLac Group, Tracking Stock AA F	(4,800)	(110,496)

Multiline Retail - (0.24%)
Michael Kors Holdings Ltd.A	(3,200)	(136,992)

Specialty Retail - (5.25%)
Buckle, Inc.	(30,400)	(642,960)
CarMax, Inc.A	(1,500)	(100,065)
Cato Corp., Class A	(13,200)	(335,148)
Chico’s FAS, Inc.	(17,100)	(230,679)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
CONSUMER DISCRETIONARY - (10.93%) (continued)
Specialty Retail - (5.25%) (continued)
Conn’s, Inc.A	(15,800)	$(166,690)
Lumber Liquidators Holdings, Inc.A	(1,200)	(18,792)
Select Comfort Corp.A	(30,300)	(611,454)
Tailored Brands, Inc.	(20,100)	(427,125)
Tiffany & Co.	(6,300)	(495,936)

		(3,028,849)

Textiles & Apparel - (0.77%)
Under Armour, Inc., Class AA	(19,800)	(425,502)
Under Armour, Inc., Class CA	(900)	(17,298)

		(442,800)

Total Consumer Discretionary		(6,305,076)

CONSUMER STAPLES - (1.03%)
Personal Products - (0.99%)
Coty, Inc.	(29,900)	(574,080)

Tobacco - (0.03%)
Philip Morris International, Inc.	(200)	(19,226)

Total Consumer Staples		(593,306)

ENERGY - (2.23%)
Energy Equipment & Services - (1.28%)
Frank’s International N.V.	(2,900)	(34,336)
Schlumberger Ltd.	(8,400)	(703,164)

		(737,500)

Oil & Gas - (0.95%)
Cheniere Energy, Inc.A	(2,100)	(100,065)
Pioneer Natural Resources Co.	(2,500)	(450,575)

		(550,640)

Total Energy		(1,288,140)

FINANCIALS - (5.24%)
Diversified Financials - (1.63%)
CME Group, Inc.	(3,200)	(387,456)
Financial Engines, Inc.	(2,500)	(96,375)
Ladenburg Thalmann Financial Services, Inc.A	(94,238)	(216,747)
LendingTree, Inc.	(1,500)	(167,850)
OneMain Holdings, Inc.A	(3,200)	(71,616)

		(940,044)

Insurance - (3.01%)
Markel Corp.A	(530)	(490,250)
RLI Corp.	(9,200)	(546,664)
Willis Towers Watson PLCB	(5,600)	(700,728)

		(1,737,642)

Real Estate - (0.24%)
iStar Financial, Inc.A C	(12,300)	(138,006)

Specialty Finance - (0.36%)
LendingClub Corp.A	(33,400)	(206,078)

Total Financials		(3,021,770)

HEALTH CARE - (3.21%)
Biotechnology - (1.07%)
Tesaro, Inc.A	(3,800)	(618,792)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
HEALTH CARE - (3.21%) (continued)
Health Care Equipment & Supplies - (0.90%)
Mesa Laboratories, Inc.	(100)	$(11,914)
Penumbra, Inc.A	(5,900)	(422,145)
Wright Medical Group, N.V.A	(3,300)	(83,094)

		(517,153)

Health Care Providers & Services - (1.24%)
AAC Holdings, Inc.A	(18,900)	(150,255)
Acadia Healthcare Co., Inc.A	(6,000)	(230,220)
HealthEquity, Inc.A	(1,400)	(64,750)
Teladoc, Inc.A	(9,100)	(182,000)
The Advisory Board Co.A	(1,900)	(86,450)

		(713,675)

Total Health Care		(1,849,620)

INDUSTRIALS - (0.85%)
Commercial Services & Supplies - (0.16%)
Mobile Mini, Inc.	(2,900)	(94,395)

Machinery - (0.04%)
3D Systems Corp.A	(1,500)	(24,735)

Trading Companies & Distributors - (0.65%)
Fastenal Co.	(7,500)	(372,600)

Total Industrials		(491,730)

INFORMATION TECHNOLOGY - (3.46%)
Communications Equipment - (0.84%)
ViaSat, Inc.A	(7,500)	(486,825)

Electronic Equipment & Instruments - (0.05%)
Universal Display Corp.A	(400)	(26,400)

Internet Software & Services - (1.38%)
Benefitfocus, Inc.A	(17,100)	(517,275)
comScore, Inc.A	(1,100)	(36,905)
Pandora Media, Inc.A	(18,600)	(241,800)

		(795,980)

IT Consulting & Services - (1.00%)
Visa, Inc., Class A	(7,000)	(578,970)

Semiconductor Equipment & Products - (0.18%)
Cavium, Inc.A	(1,600)	(105,936)

Total Information Technology		(1,994,111)

MATERIALS - (2.29%)
Chemicals - (0.72%)
CF Industries Holdings, Inc.	(11,800)	(416,422)

Containers & Packaging - (1.22%)
Ball Corp.	(9,200)	(701,592)

Metals & Mining - (0.35%)
Freeport-McMoRan Copper & Gold, Inc.A	(12,200)	(203,130)

Total Materials		(1,321,144)

REAL ESTATE - (14.36%)
Equity Real Estate Investment Trusts - (14.27%)
Acadia Realty TrustC	(6,800)	(216,512)
Brandywine Realty TrustC	(15,300)	(246,330)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

	Shares	Fair Value
REAL ESTATE - (14.36%) (continued)
Equity Real Estate Investment Trusts - (14.27%) (continued)
Chatham Lodging TrustC	(35,500)	$(714,970)
Chesapeake Lodging TrustC	(19,900)	(509,440)
EPR PropertiesC	(8,500)	(628,745)
Equity ResidentalC	(4,100)	(249,157)
FelCor Lodging Trust, Inc.C	(59,100)	(455,070)
Getty Realty Corp.C	(24,900)	(642,171)
Global Net Lease, Inc.C	(12,100)	(93,775)
Government Properties Income TrustC	(21,400)	(412,164)
HCP, Inc.C	(24,200)	(733,744)
Hersha Hospitality TrustC	(33,500)	(669,665)
Investors Real Estate TrustC	(104,500)	(672,980)
Iron Mountain, Inc.C	(8,700)	(311,460)
Kimco Realty Corp.C	(10,300)	(256,367)
LaSalle Hotel PropertiesC	(2,200)	(66,374)
National Health Investors, Inc.C	(800)	(59,192)
New York REIT, Inc.A C	(52,900)	(526,355)
Realty Income Corp.C	(1,400)	(83,482)
Urstadt Biddle Properties, Inc., Class AC	(800)	(17,960)
WP Carey, Inc.C	(10,800)	(668,952)

		(8,234,865)

Real Estate Management & Development - (0.09%)
Walter Investment Management Corp.	(13,600)	(51,680)

Total Real Estate		(8,286,545)

TELECOMMUNICATION SERVICES - (0.91%)
Frontier Communications Corp.	(46,700)	(162,983)
Straight Path Communications, Inc.A	(10,300)	(360,912)

Total Telecommunication Services		(523,895)

UTILITIES - (1.96%)
Electric - (0.80%)
Dominion Resources, Inc.	(5,300)	(404,284)
Southern Co.	(1,200)	(59,316)

		(463,600)

Multi-Utilities - (1.16%)
TerraForm Power, Inc.	(31,400)	(372,718)
Vivint Solar, Inc.A	(96,722)	(295,002)

		(667,720)

Total Utilities		(1,131,320)

Total COMMON STOCKS (Cost $(26,726,382))		(26,806,657)

EXCHANGE TRADED INSTRUMENTS - (8.08%)
EXCHANGE TRADED FUNDS - (8.08%)
Consumer Staples Select Sector SPDR Fund	$(23,200)	(1,220,088)
Health Care Select Sector SPDR Fund	(34,700)	(2,447,044)
Utilities Select Sector SPDR Fund	(20,300)	(998,354)

Total EXCHANGE TRADED INSTRUMENTS (Cost $(4,568,386))		(4,665,486)

Total SECURITIES SOLD SHORT (Proceeds $(31,294,768))		(31,472,143)

TOTAL INVESTMENTS IN SECURITIES (excludes securities sold short) - 70.32% (Cost $40,354,814)		40,581,489
TOTAL SECURITIES SOLD SHORT - (54.54)% (Proceeds $(31,294,768))		(31,472,143)
OTHER ASSETS, NET OF LIABILITIES - 84.21%		48,599,051

TOTAL NET ASSETS - 100.00%		$57,708,397

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

A	Non-income producing security.
B	PLC - Public Limited Company.
C	REIT - Real Estate Investment Trust.
D	This security or a piece thereof is held as segregated collateral.
E	The Fund is affiliated by having the same investment advisor.
F	Tracking Stock – A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

Futures Contracts Open on January 31, 2017:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	Long	35	March 2017	$3,024,700	$79,927
Mini MSCI Emerging Markets Index Futures	Long	76	March 2017	3,477,380	152,183
S&P 500 E-Mini Index Futures	Short	30	March 2017	3,411,750	(34,827)

				$3,090,330	$197,283

OTC Contracts for Difference outstanding on January 31, 2017:

OTC Contracts for Difference - Equity

Reference Entity	Counterparty	Long/Short	Currency	Notional Amount	Unrealized Appreciation (Depreciation)
Bobst Group, AG, Reg Shares	MSC	Long	CHF	890	$699
Gurit Holding AG-BR	MSC	Long	CHF	771	(19,146)
Kardex AG	MSC	Long	CHF	280	298
Lonza AG-Reg	MSC	Long	CHF	495	(1,254)
Orior AG	MSC	Long	CHF	420	404
Rieter Holding AG	MSC	Long	CHF	799	(891)
Swiss Life Holding	MSC	Long	CHF	627	2,479
DFDS A/S	MSC	Long	DKK	1,370	80
GN Store Nord A/S	MSC	Long	DKK	5,440	2,371
Royal Unibrew A/S	MSC	Long	DKK	4,410	(545)
ABC Arbitrage	MSC	Long	EUR	50,400	6,536
Advanced Metallurgical-W/I	MSC	Long	EUR	28,290	8,866
Aperam S.A.	MSC	Long	EUR	15,720	12,826
Ascopiave SpA	MSC	Long	EUR	90,000	(4,474)
Barco N.V.	MSC	Long	EUR	4,240	1,970
BE Semiconductor Industries N.V.	MSC	Long	EUR	20,800	3,147
Bekaert N.V.	MSC	Long	EUR	1,330	438
Biotest AG	MSC	Long	EUR	8,440	7,801
Cewe Color Holding AG	MSC	Long	EUR	5,950	(20,898)
Chargeurs S.A.	MSC	Long	EUR	7,010	5,530
Cie Automotive S.A.	MSC	Long	EUR	13,570	(20,018)
Construcciones y Auxiliar de Ferrocarriles	MSC	Long	EUR	5,120	(5,423)
Cramo PLC, B Shares	MSC	Long	EUR	15,746	(6,251)
Deutsche Beteiligungs AG	MSC	Long	EUR	3,900	5,416
Deutsche Pfandbriefbank AG	MSC	Long	EUR	7,700	50
Deutz AG	MSC	Long	EUR	43,500	18,287
Evs Broadcast Equipment S.A.	MSC	Long	EUR	2,690	29
Gestevision Telecinco S.A.	MSC	Long	EUR	37,920	5,532
Ipsos S.A.	MSC	Long	EUR	14,380	12,666
Jacquet Metal Service	MSC	Long	EUR	18,241	(7,195)
Mersen	MSC	Long	EUR	750	(128)
Orange Belgium	MSC	Long	EUR	4,760	129
Ordina N.V.	MSC	Long	EUR	188,400	(3,665)
PSA Peugeot Citroen	MSC	Long	EUR	4,900	1,006
Renault S.A.	MSC	Long	EUR	4,380	(12,260)
Sanoma OYJ	MSC	Long	EUR	7,400	480

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

Reference Entity	Counterparty	Long/Short		Notional Amount	Unrealized Appreciation (Depreciation)
Saras SpA	MSC	Long	EUR	23,100	$(3,245)
Stada Arzneimittel AG	MSC	Long	EUR	797	(530)
Telecom Italia-RNC	MSC	Long	EUR	335,200	(13,222)
Ubisoft Entertainment	MSC	Long	EUR	9,040	(1,908)
Valmet Corp.	MSC	Long	EUR	42,660	8,298
Wuestenrot And Wuerttemberg AG	MSC	Long	EUR	1,320	—
3I Group, PLC	MSC	Long	GBP	51,400	(5,173)
Avon Rubber, PLC	MSC	Long	GBP	6,330	(239)
Bank of Georgia Holdings, PLC	MSC	Long	GBP	12,000	23,472
Bovis Homes Group, PLC	MSC	Long	GBP	5,240	1,879
Cineworld Group, PLC	MSC	Long	GBP	7,800	2,110
Dart Group, PLC	MSC	Long	GBP	59,700	19,716
Entertainment One Ltd.	MSC	Long	GBP	51,100	(2,700)
Evraz, PLC	MSC	Long	GBP	14,900	244
Genus, PLC	MSC	Long	GBP	1,910	(216)
Go-Ahead Group, PLC	MSC	Long	GBP	2,670	1,948
Gocompare.com Holdings Ltd.	MSC	Long	GBP	107,781	7,964
Greggs, PLC	MSC	Long	GBP	22,570	(9,938)
Indivior, PLC	MSC	Long	GBP	52,700	(1,724)
JD Sports Fashion, PLC	MSC	Long	GBP	34,450	347
Numis Corporation, PLC	MSC	Long	GBP	5,809	(149)
Plus500 Ltd.	MSC	Long	GBP	17,200	1,623
Svg Capital, PLC	MSC	Long	GBP	23,700	—
Vedanta Resources, PLC	MSC	Long	GBP	8,510	5,460
Vertu Motors, PLC	MSC	Long	GBP	839,194	(15,837)
Virgin Money Holdings UK, PLC	MSC	Long	GBP	48,300	3,950
Wizz Air Holdings, PLC	MSC	Long	GBP	20,660	(11,177)
Austevoll Seafood ASA	MSC	Long	NOK	62,000	(16,955)
Kvaerner ASA	MSC	Long	NOK	323,264	(31,432)
Salmar ASA	MSC	Long	NOK	1,440	(1,268)
Sparebank 1 Nord-Norge	MSC	Long	NOK	38,400	4,667
Sparebank 1 SR Bank ASA	MSC	Long	NOK	42,600	(3,883)
Stolt-Nielsen S.A.	MSC	Long	NOK	3,480	(4,230)
Telenor ASA	MSC	Long	NOK	1,730	(84)
Boliden AB	MSC	Long	SEK	5,010	272
Granges AB	MSC	Long	SEK	45,000	9,009
Kappahl AB	MSC	Long	SEK	5,100	438
Tethys Oil AB	MSC	Long	SEK	20,800	(10,707)
Burckhardt Compression Holding AG	MSC	Short	CHF	1,206	611
Cosmo Pharmaceuticals N.V.	MSC	Short	CHF	1,282	(1,299)
Evolva Holdings S.A.	MSC	Short	CHF	298,600	12,106
Lindt And Spruengli AG-Pc	MSC	Short	CHF	100	17,231
VZ Holding AG	MSC	Short	CHF	1,783	6,325
Novozymes A/S, B Shares	MSC	Short	DKK	1,120	(3,564)
Accor S.A.	MSC	Short	EUR	6,440	4,176
ADP Promesses	MSC	Short	EUR	6,671	17,663
Air Liquide	MSC	Short	EUR	6,854	22,592
Airbus SE	MSC	Short	EUR	260	725
Alstria Office Reit AG	MSC	Short	EUR	5,720	(1,236)
Anheuser-Busch Inbev S.A./N.V.	MSC	Short	EUR	4,643	13,046
Bollore	MSC	Short	EUR	184,400	(1,794)
Boskalis Westminster, CVA	MSC	Short	EUR	3,880	2,212
Bureau Veritas S.A.	MSC	Short	EUR	5,640	1,114
Cairn Homes Ltd.	MSC	Short	EUR	525,419	11,356
Caverion Corp.	MSC	Short	EUR	16,698	4,283
CNH Industrial N.V.	MSC	Short	EUR	17,400	7,992
Electricite de France	MSC	Short	EUR	3,600	630
Ferrovial S.A. SQ	MSC	Short	EUR	39,600	17,118
Fielmann AG	MSC	Short	EUR	1,230	(851)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

January 31, 2017

Reference Entity	Counterparty	Long/Short		Notional Amount	Unrealized Appreciation (Depreciation)
Heidelbergcement AG	MSC	Short	EUR	1,090	$(2,686)
Morphosys AG	MSC	Short	EUR	4,120	2,649
Nokia Oyj	MSC	Short	EUR	154,900	50,890
Obrascon Huarte Lain S.A.	MSC	Short	EUR	57,500	24,719
Parrot Promesses	MSC	Short	EUR	5,905	(1,683)
Slm Solutions Group AG	MSC	Short	EUR	2,420	(3,008)
Snam SpA	MSC	Short	EUR	81,500	20,610
Tenaris S.A.	MSC	Short	EUR	38,450	35,736
Vallourec S.A.	MSC	Short	EUR	85,000	20,668
Yoox Net-A-Porter Group	MSC	Short	EUR	11,610	34,755
Allied Minds, PLC	MSC	Short	GBP	7,300	175
Astrazeneca, PLC	MSC	Short	GBP	1,460	2,287
Capital And Counties Properties	MSC	Short	GBP	167,700	(5,275)
EasyJet, PLC	MSC	Short	GBP	55,190	63,677
Essentra, PLC	MSC	Short	GBP	105,700	44,283
Fresnillo PLC	MSC	Short	GBP	12,650	(5,474)
HSBC Holdings, PLC	MSC	Short	GBP	38,900	979
NCC Group, PLC	MSC	Short	GBP	249,526	57,658
Provident Financial, PLC	MSC	Short	GBP	4,350	3,119
Purplebricks Group, PLC	MSC	Short	GBP	48,892	(21,836)
Randgold Resources Ltd.	MSC	Short	GBP	2,460	(1,238)
Royal Bank of Scotland Group	MSC	Short	GBP	73,500	(832)
Sirius Minerals, PLC	MSC	Short	GBP	1,757,800	(5,529)
Sound Oil, PLC	MSC	Short	GBP	464,417	(20,475)
Tullow Oil, PLC	MSC	Short	GBP	19,700	2,057
Whitbread, PLC	MSC	Short	GBP	1,030	2,527
B2Holding ASA	MSC	Short	NOK	70,620	4,603
Norwegian Air Shuttle ASA	MSC	Short	NOK	21,160	15,688
Hennes & Mauritz AB, B Shares	MSC	Short	SEK	22,620	(20,183)

					$380,969

Glossary:

Counterparty Abbreviations
MSC	Morgan Stanley & Co. Inc.

Currency Abbreviations:
CHF	Swiss Franc	GBP	Pound Sterling
DKK	Danish Krone	NOK	Norwegian Krone
EUR	Euro	SEK	Swedish Krona

Other Abbreviations:
OTC	Over the Counter

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2017

	Grosvenor Long/	Numeric Integrated
	Short Fund	Alpha Fund
Assets:
Investments in unaffiliated securities, at fair value A	$13,141,784	$36,652,390
Investments in affiliated securities, at fair value B	2,991,077	3,929,099
Purchased options, at fair value (Premiums paid $26,532)	12,928	—
Foreign currency deposits with brokers, at fair value D	—	296,787
Cash	1,276,541	17,804,989
Cash due from broker	4,648,932	29,980,452
Dividends and interest receivable	11,035	33,502
Receivable for investments sold	355,667	5,687,700
Receivable for fund shares sold	—	87,680
Receivable for expense reimbursement (Note 2)	—	88,829
Receivable for variation margin on open futures contracts	—	218,524
Unrealized appreciation from swap agreements	195,716	714,697
Unrealized appreciation from forward currency contracts	2,154	—
Prepaid expenses	22,491	50,273

Total assets	22,658,325	95,544,922

Liabilities:
Swap premium received	2	—
Payable for investments purchased	344,141	5,754,616
Payable for fund shares redeemed	—	54,564
Payable for variation margin from open futures contracts	—	20,959
Payable under excess expense reimbursement plan	5,966	—
Foreign currency held at bank, at fair value C	2,415	—
Foreign currency deposits with brokers, at fair value D	94,588	—
Securities sold short, at value E	4,888,895	31,472,143
Swap income payable	210	—
Written options, at fair value (Premiums received $1,794)	1,890	—
Dividend expense payable	1,392	23,715
Management and investment advisory fees payable	29,975	86,732
Administrative service and service fees payable	358	21
Transfer agent fees payable	4,186	4,826
Custody and fund accounting fees payable	20,289	30,100
Professional fees payable	51,968	44,096
Trustee fees payable	206	215
Payable for prospectus and shareholder reports	1,730	2,219
Unrealized depreciation from swap agreements	31,945	333,728
Unrealized depreciation from forward currency contracts	10,840	—
Other liabilities	577	8,591

Total liabilities	5,491,573	37,836,525

Net Assets	$17,166,752	$57,708,397

Analysis of Net Assets:
Paid-in-capital	$16,157,285	$57,115,779
Undistributed (overdistribution of) net investment income	(191,094)	(82,585)
Accumulated net realized gain	130,603	45,188
Unrealized appreciation of investments	1,331,892	226,675
Unrealized appreciation or (depreciation) of currency transactions	(34,234)	2,463
Unrealized appreciation of futures contracts	—	197,283
Unrealized appreciation of swap agreements	163,771	380,969
Unrealized (depreciation) of options contracts	(13,700)	—
Unrealized depreciation of short sales	(377,771)	(177,375)

Net assets	$17,166,752	$57,708,397

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2017

	Grosvenor Long/	Numeric Integrated
	Short Fund	Alpha Fund

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,512,388		12,052

Y Class	26,254		10,000

Investor Class	34,197		10,000

A Class	17,527		N/A

C Class	20,897		N/A

Ultra Class	N/A		5,588,642

Net assets:
Institutional Class	$16,119,517		$123,935

Y Class	$279,480		$102,596

Investor Class	$362,643		$102,524

A Class	$185,823	$	N/A

C Class	$219,289	$	N/A

Ultra Class	$ N/A		$57,379,342

Net asset value, offering and redemption price per share:
Institutional Class	$10.66		$10.28

Y Class	$10.65		$10.26

Investor Class	$10.60		$10.25

A Class	$10.60		N/A

A Class (offering price)	$11.25		N/A

C Class	$10.49		N/A

Ultra Class	N/A		$10.27

A Cost of investments in unaffiliated securities	$11,840,667		$36,425,715
B Cost of investments in affiliated securities	$2,991,077		$3,929,099
C Cost of foreign currency held at bank	$2,542		$—
D Cost of foreign currency deposits with brokers	$100,070		$294,450
E Proceeds of securities sold short	$4,510,770		$31,294,768

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended January 31, 2017

	Grosvenor Long/ Short Fund	Numeric Integrated Alpha FundC
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$312,220	$141,319
Dividend income from affiliated securities	6,492	6,546
Interest income	170,230	14
Other Income	—	21,515

Total investment income	488,942	169,394

Expenses:
Management and investment advisory fees (Note 2)	286,794	175,689
Administrative service fees (Note 2):
Institutional Class	14,054	—
Y Class	162	—
Investor Class	408	—
A Class	245	—
C Class	158	—
Transfer agent fees:
Institutional Class	2,064	1,635
Y Class	774	1,508
Investor Class	1,957	1,818
A Class	770	—
C Class	765	—
Ultra Class	—	1,508
Custody and fund accounting fees	129,270	30,099
Professional fees	68,738	130,185
Registration fees and expenses	90,408	20,300
Service fees (Note 2):
Y Class	194	—
Investor Class	1,021	64
A Class	323	—
C Class	292	—
Distribution fees (Note 2):
A Class	538	—
C Class	1,949	—
Prospectus and shareholder report expenses	6,970	9,978
Trustee fees	1,360	216
Prime broker fees	237,382	42,814
Dividends on securities sold short	135,693	248,361
Other expenses	15,270	2,284

Total expenses	997,559	666,459

Net fees waived and expenses reimbursed (Note 2)	(281,244)	(189,564)

Net expenses	716,315	476,895

Net investment (loss)	(227,373)	(307,501)

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended January 31, 2017

	Grosvenor Long/ Short Fund	Numeric Integrated Alpha FundC

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from B:
Investments	702,821	603,378
Foreign currency transactions	15,043	6,910
Futures contracts	—	(146,235)
Swap agreements	(20,105)	177,405
Short sales	—	(371,354)
Options and swaptions contracts	(94,036)	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,795,567	226,675
Foreign currency transactions	(27,797)	2,463
Futures contracts	—	197,283
Swap agreements	150,775	380,969
Options and swaption contracts	(14,911)	—
Short sales	(588,037)	(177,375)

Net gain from investments	1,919,320	900,119

Net increase in net assets resulting from operations	$1,691,947	$592,618

A Foreign taxes	$1,721	$—
B Net of foreign withholding taxes on capital gains	1,044	—
C Commencement of operations, November 1, 2016 through January 31, 2017.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Grosvenor Long/Short Fund		Numeric Integrated Alpha Fund
	Year Ended January 31, 2017	From October 1A to January 31, 2016	From November 1A to January 31, 2017

Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$(227,373)	$(125,593)	$(307,501)
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	603,723	17,095	270,104
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, and swap agreements	1,315,597	(245,640)	630,015

Net increase (decrease) in net assets resulting from operations	1,691,947	(354,138)	592,618

Net realized gain from investments:
Institutional Class	(309,752)	—	—
Y Class	(4,695)	—	—
Investor Class	(7,003)	—	—
A Class	(3,589)	—	—
C Class	(4,279)	—	—

Net distributions to shareholders	(329,318)	—	—

Capital Share Transactions:
Proceeds from sales of shares	196,119	6,494,765	63,420,763
Reinvestment of dividends and distributions	329,318	—	—
Cost of shares redeemed	(861,941)	—	(11,304,984)

Net increase (decrease) in net assets from capital share transactions	(336,504)	6,494,765	52,115,779

Net increase in net assets	1,026,125	6,140,627	52,708,397

Net Assets:
Beginning of period	16,140,627	10,000,000	5,000,000	B

End of Period *	$17,166,752	$16,140,627	$57,708,397

* Includes undistributed (overdistribution of) net investment income	$(191,094)	$(10,968)	$(82,585)

A	Commencement of operations.
B	Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

1.	Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2017, the Trust consists of twenty-seven active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): Grosvenor Long/Short Fund (“Grosvenor Fund”) and American Beacon Numeric Integrated Alpha Fund (“Numeric Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia

Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

New Accounting Pronouncement

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the fund’s financial statements.

Class Disclosure

November 1, 2016 is the inception date of the Institutional, Y, Investor, and Ultra classes of the American Beacon Numeric Integrated Alpha Fund.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000
Ultra	Large institutional investors - sold directly or through intermediary channels.	$350,000,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of the financial statements. The Funds are investment companies, and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting

Standard Codification Topic 946, Financial Services - Investment Companies, which is part of the U.S. Generally

Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.	Transactions with Affiliates

Management Agreement

From February 1, 2016 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services for the Grosvenor Fund. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016 the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee of 1.85% as a percentage of average daily net assets. The Manager pays the unaffiliated investment advisor hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the fund’s average daily assets.

The Numeric Fund and the Manager entered into a management agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.425% of the first $1 billion, 0.40% of the next $4 billion, 0.375% of the next $5 billion, and 0.35% over $10 billion. The Fund also pay the unaffiliated investment advisors hired to direct investment activities of the Fund an annualized investment advisory fee based on a percentage of the Fund’s average daily assets. Management fees paid by the Fund during the year ended January 31, 2017 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors		Amounts Paid to Manager
Grosvenor	1.85%	$286,794	$	—	$286,794	*
Numeric	1.78%	175,689		133,477	42,212

*	Of this amount, $241,797 was paid by the Manager to the unaffiliated investment advisor.

Administration Agreement

From February 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to the Grosvenor Fund. As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Grosvenor Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Grosvenor Fund and the Investor class of the Numeric Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A, and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Grosvenor Fund and the Institutional and Y classes of the Numeric Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional Class on an annual basis. For the period ended January 31, 2017, the sub-transfer agent fees, as reported in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Grosvenor	$703
Numeric	—

As of January 31, 2017, the Funds owe the manager the following reimbursements of sub-transfer agent fees, as reported in the “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement of Sub-Transfer Agent Fees
Grosvenor	$76
Numeric	—

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended January 31, 2017, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Grosvenor	$2,371
Numeric	1,775

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the period ended January 31, 2017, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Funds to the extent that total annual fund operating expenses exceeded each Funds’ expense cap. For the period ended January 31, 2017, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Caps 2/1/2016- 1/31/2017*	Reimbursed Expenses	Expiration

Grosvenor	Institutional	2.10%	$260,179	2020
Grosvenor	Y	2.20%	4,066	2020
Grosvenor	Investor	2.48%	8,434	2020
Grosvenor	A	2.50%	4,491	2020
Grosvenor	C	3.25%	4,074	2020
Numeric	Institutional	1.95%	34,885	2020
Numeric	Y	2.05%	1,943	2020
Numeric	Investor	2.33%	2,243	2020
Numeric	Ultra	1.85%	150,493	2020

*	Expense caps for the Numeric Fund are for the period 11/1/2016 - 1/31/2017.

Of these amounts, $88,829 was disclosed as a receivable from the Manager at January 31, 2017 for the Numeric Fund and $5,966 was disclosed as a payable to the Manager at January 31, 2017 for the Grosvenor Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses above will expire in 2020. The Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Excess Expense Carryover	Expiration of Reimbursed Expenses
Grosvenor	$426,070	2019

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the period ended January 31, 2017, Foreside collected $77 for the Grosvenor Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended January 31, 2017, there were no CDSC fees collected for Class A Shares of the Grosvenor Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2017, there were no CDSC fees collected for Class C Shares of the Grosvenor Fund.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a controlling ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of January 31, 2017, based on management’s evaluation of the shareholder account base, one account in the Grosvenor Fund has been identified as representing an affiliated controlling ownership of approximately 65% and one unaffiliated account of approximately 32% of the Fund’s outstanding shares.

Trustee Fees and Expenses

As compensation for their service to the Trust and the American Beacon Select Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.	Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m.

Eastern Time, each day that the Exchange is open for business. Equity securities, including closed-end funds and exchange-traded funds (“ETFs”), for which market quotations are available, are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the earlier close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the margin disclosed on the Statements of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are generally considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of

January 31, 2017, the investments were classified as described below:

Grosvenor Fund (1)	Level 1	Level 2	Level 3	Total
Assets
Common Stock	$12,750,742	$—	$—	$12,750,742
Participatory Notes	391,040	—	—	391,040
Warrants	2	—	—	2
Short-Term Investments - Money Market Funds	2,991,077	—	—	2,991,077

Total Investments in Securities - Assets	$16,132,861	$—	$—	$16,132,861

Liabilities
Common Stock (Sold Short)	$(3,469,657)	$—	$—	$(3,469,657)
Exchange Traded Instruments (Sold Short)	(1,419,238)	—	—	(1,419,238)

Total Investments in Securities - Liabilities	(4,888,895)	—	—	(4,888,895)

Total Investments in Securities	$11,243,966	$—	$—	$11,243,966

Financial Derivatives Instruments - Assets
Forward Currency Contracts	$—	$2,154	$—	$2,154
Purchased Options	12,928	—	—	12,928
Total Return Swaps	—	195,716	—	195,716

	$12,928	$197,870	$—	$210,798

Financial Derivatives Instruments - Liabilities
Forward Currency Contracts	$—	$(10,840)	$—	$(10,840)
Written Options	(1,890)	—	—	(1,890)
Total Return Swaps	—	(31,945)	—	(31,945)

	$(1,890)	$(42,785)	$—	$(44,675)

Numeric Fund (1)	Level 1	Level 2	Level 3	Total
Assets
Common Stock	$32,104,201	$—	$—	$32,104,201
Exchange Traded Instruments	4,548,189	—	—	4,548,189
Short-Term Investments - Money Markets	3,929,099	—	—	3,929,099

Total Investments in Securities - Assets	$40,581,489	$—	$—	$40,581,489

Liabilities
Common Stock (Sold Short)	$(26,806,657)	$—	$—	$(26,806,657)
Exchange Traded Instruments (Sold Short)	(4,665,486)	—	—	(4,665,486)

Total Investments in Securities - Liabilities	(31,472,143)	—	—	(31,472,143)

Total Investments in Securities	$9,109,346	$—	$—	$9,109,346

Financial Derivatives Instruments - Assets
Futures Contracts	$232,110	$—	$—	$232,110
Swap Agreements	—	714,697	—	714,697

	$232,110	$714,697	$—	$946,807

Financial Derivatives Instruments - Liabilities
Futures Contracts	$(34,827)	$—	$—	$(34,827)
Swap Agreements	—	(333,728)	—	(333,728)

	$(34,827)	$(333,728)	$—	$(368,555)

(1)	Refer to Schedules of Investments for industry information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Funds’ assets and liabilities. As of January 31, 2017, the Grosvenor Fund transferred $387,682 of Common Stock and $(75,118) of Common Stock (Sold Short) from Level 2 to Level 1. These transfers from Level 2 to Level 1 were due to a prior year assessment that adjustments should be applied to certain securities due to significant movements in the market. There were no transfers between levels for the Numeric Fund.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

4.	Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended January 31, 2017 are disclosed in the Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Funds may invest in rights and warrants.

Real Estate Related Investment Trusts

The Funds may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”). REITs report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of January 31, 2017, short positions were held by the Funds and are detailed in the Schedules of Investments.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Participatory Notes

Participatory Notes are structured as unsecured and unsubordinated debt securities designed to replicate exposure to the underlying referenced equity investment and are sold by a bank or broker-dealer in markets where the Fund is restricted from directly purchasing equity securities. The Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the referenced underlying equity investments. There can, however, be no assurance that the trading price or value of the participatory notes will equal the value of the underlying value of the equity securities they seek to replicate. As of January 31, 2017, participatory notes were held by the Grosvenor Fund and are detailed in the Schedule of Investments.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Master Agreements

The Funds are a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5.	Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended January 31, 2017, the Numeric Fund entered into future contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Number of Futures Contracts Outstanding
Fund	Period ended January 31, 2017
Numeric	141

Options Contracts

The Grosvenor Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies they own or in which they may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as “Written Options, at fair value” on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

For the period ended January 31, 2017, the Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

	Average Option Notional Amounts Outstanding
	Period ended January 31, 2017
Fund	Purchased Contracts	Written Contracts
Grosvenor	$111,029	$2,025

Forward Currency Contracts

The Grosvenor Fund may enter into forward currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use forward currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the period ended January 31, 2017, the Fund entered into forward currency contracts primarily for speculative purposes.

The Fund’s forward currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Average Forward Currency Notional Amounts Outstanding
	Period ended January 31, 2017
Fund	Purchased Contracts	Sold Contracts
Grosvenor	$151,986	$731,684

Total Return Swap Agreements

The Grosvenor Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Total Return Swap Notional Amounts Outstanding
Fund	Period ended January 31, 2017
Grosvenor	$12,138,985

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Contracts for Difference

The Numeric Fund may utilize equity-related securities including total return swaps based on individual companies (also referred to as contracts for difference (“CFDs”)). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Funds to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying equity securities directly as well as the other risks associated with the investment in swaps. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Funds’ shares, may be reduced. Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments. The Fund’s use of swaps is intended to generate profits, adjust leverage, hedge exposures, and manage volatility.

The CFDs outstanding fluctuate throughout the operating year as required to meet strategic requirements.

The following table illustrates the average quarterly volume of these contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Contracts for Difference Notional Amounts Outstanding
Fund	Period ended January 31, 2017
Numeric (1)	$7,675,920

(1)	Averages presented are representative of the inception date to period end.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (1):

Grosvenor Fund

Fair Values of financial derivative instruments on the Statements of Assets and Liabilities as of January 31, 2017:

	Derivatives not accounted for as hedging instruments
Assets:	Equity Contracts	Foreign Exchange Contracts	Total

Purchased options outstanding	$12,677	$251	$12,928
Unrealized appreciation from forward currency contracts	—	2,154	2,154
Unrealized appreciation from swap agreements	195,716	—	195,716

	$208,393	$2,405	$210,798

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Liabilities:	Equity Contracts	Foreign Exchange Contracts	Total

Written options outstanding	$(1,890)	$—	$(1,890)
Unrealized depreciation from forward currency contracts	—	(10,840)	(10,840)
Unrealized depreciation from swap agreements	(31,495)	—	(31,945)

	$(33,385)	$(10,840)	$(44,675)

Realized gain (loss) from derivatives recognized as a result from operations:	Equity Contracts	Foreign Exchange Contracts	Total

Net realized gain (loss) from swap agreements	$(20,105)	$—	$(20,105)
Net realized gain (loss) from options contracts	(94,036)	—	(94,036)
Net realized gain (loss) from foreign currency transactions	—	(3,005)	(3,005)

Total realized gains (losses) on derivatives:	$(114,141)	$(3,005)	$(117,146)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Equity Contracts	Foreign Exchange Contracts	Total

Change in net unrealized appreciation (depreciation) of swap agreements	$150,775	$—	$150,775
Change in net unrealized appreciation (depreciation) of options contracts	(15,023)	112	(14,911)
Change in net unrealized appreciation (depreciation) of foreign currency transactions	—	(4,560)	(4,560)

Total Net change in unrealized appreciation (depreciation):	$135,752	$(4,448)	$131,304

Numeric Fund

Fair Values of financial derivative instruments not accounted for as hedging instruments as of January 31, 2017:

Assets:	Equity Contracts

Receivable for variation margin from open futures contracts (2)	$232,110
Unrealized appreciation from swap agreements	714,697

$946,807

Liabilities:	Equity Contracts

Payable for variation margin from open futures contracts (2)	$(34,827)
Unrealized depreciation from swap agreements	(333,728)

$(368,555)

Realized gain (loss) from derivatives recognized as a result from operations:	Equity Contracts

Net realized gain (loss) from futures contracts	$(146,235)
Net realized gain (loss) from swap agreements	177,405

Total realized gains (losses) on derivatives:	$31,170

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Equity Contracts

Change in net unrealized appreciation (depreciation) of futures contracts	$197,283
Change in net unrealized appreciation (depreciation) of swap agreements	380,969

Total Net change in unrealized appreciation (depreciation):	$578,252

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.	Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to Counterparty Risk. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Forward Currency Contracts Risk

Foreign currency forward contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Futures Contract Risk

Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds had a lower portfolio turnover rate.

Leverage Risk

The Fund’s use of futures, forward contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

Liquidity Risk

Liquidity risk is the risk that the Funds may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Funds currently value them. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Funds to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Funds may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Funds. In some cases, due to unanticipated levels of illiquidity the Funds may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Multi-Manager Risk

The Grosvenor Fund’s performance depends on, among other things, the Lead Sub-Advisor’s success in monitoring and allocating the Fund’s assets among the Sub-Advisors. The Sub-Advisors investment styles may not always be complementary. The Sub-Advisors make investment decisions independently of one another, and may make conflicting investment decisions. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may underperform the market generally or underperform other investment managers that could have been selected for the Fund. The Lead Sub-Advisor and the Sub-Advisors also may use proprietary or licensed strategies that are based on considerations and factors that are not fully disclosed to the Board, the Manager or the Lead Sub-Advisor. The success of a particular Sub-Advisor in implementing its investment strategy is dependent on the expertise of its portfolio managers, and certain Sub-Advisors may have a limited number of investment management professionals. The loss of one or more of a Sub-Advisor’s key investment professionals could have a materially adverse effect on the performance of the Fund. A Sub-Advisor may have little or no experience managing the assets of a registered investment company which, unlike the other accounts a Sub-Advisor may manage, is subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment companies, the shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Short Position Risk

The Funds will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Funds’ losses are potentially unlimited in a short position transaction.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of January 31, 2017.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Grosvenor Fund

Offsetting of Financial Asset and Derivative Assets as of January 31, 2017:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented in the Statements of Assets and Liabilities
Swap agreements	$195,716	$—	$195,716
Purchased options outstanding	12,928	—	12,928
Forward currency contracts	2,154	—	2,154

	$210,798	$—	$210,798

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2017:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Swap agreements	$(31,945)	$—	$(31,945)
Written options outstanding	(1,890)	—	(1,890)
Forward currency contracts	(10,840)	—	(10,840)

	$(44,675)	$—	$(44,675)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of January 31, 2017:

		Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Morgan Stanley & Co, Inc.	$166,123	$3,360,827	$1,216,144	$4,743,094

Numeric Fund

Offsetting of Financial Asset and Derivative Assets as of January 31, 2017:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented in the Statements of Assets and Liabilities
Futures contracts (1)	$232,110	$—	$232,110
Swap agreements	714,697	—	714,697

	$946,807	$—	$946,807

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2017:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Futures contracts (1)	$(34,827)	$—	$(34,827)
Swap agreements	(333,728)	—	(333,728)

	$(368,555)	$—	$(368,555)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of January 31, 2017:

		Gross Amounts Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Morgan Stanley & Co, Inc.	$578,252	$2,639,286	$17,775,000	$20,992,538

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7.	Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. The tax for the period ended January 31, 2016 for the Grosvenor Fund remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Grosvenor Fund		Numeric Fund
	Year Ended January 31, 2017	Year Ended January 31, 2016	Period Ended January 31, 2017
Distributions paid from:
Ordinary Income*
Institutional Class	$294,627	$—	$—
Y Class	4,466	—	—
Investor Class	6,661	—	—
A Class	3,414	—	—
C Class	4,070	—	—
Ultra Class	—	—	—
Long-term capital gains
Institutional Class	15,125	—	—
Y Class	229	—	—
Investor Class	342	—	—
A Class	175	—	—
C Class	209	—	—
Ultra Class	—	—	—

Total distributions paid	$329,318	$—	$—

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

As of January 31, 2017, the components of distributable earnings (deficit) on a tax basis were as follows:

	Grosvenor Fund	Numeric Fund
Cost basis of investments for federal income tax purposes	$14,919,013	$40,458,503

Unrealized appreciation	1,485,739	1,192,665
Unrealized depreciation	(271,891)	(1,069,679)

Net unrealized appreciation (depreciation)	1,213,848	122,986

Undistributed ordinary income	141,571	896,715
Undistributed long-term capital gains	247,383	33,227
Accumulated capital and other losses	—	—
Other temporary differences	(593,335)	(460,310)

Distributable earnings (deficits)	$1,009,467	$592,618

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, reclassifications of income from real estate investment securities and master limited partnerships, unsettled short positions, and straddles.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, reclassifications of income from real estate investment securities and master limited partnerships, and dividends that have been reclassified as of January 31, 2017 :

	Grosvenor Fund	Numeric Fund
Paid-in-capital	$(550)	$—
Undistributed (overdistribution of) net investment income	47,247	224,916
Accumulated net realized gain (loss)	(46,698)	(224,916)
Unrealized appreciation (depreciation) of investments in futures contracts	1	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds are carried forward indefinitely and retain their character as short-term and/or long-term losses. The Funds do not have any capital loss carryforwards for the year ending January 31, 2017.

8.	Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the periods ended January 31, 2017 were as follows:

	Grosvenor Fund	Numeric Fund
Purchases (excluding U.S. government securities)	$45,500,484	$59,445,934
Sales and Maturities (excluding U.S. government securities)	46,224,370	54,543,908

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

A summary of the Funds’ direct transactions in the USG Select Fund for the year ended January 31, 2017 were as follows:

Fund	January 31, 2016 Shares/Fair Value	Purchases	Sales	January 31, 2017 Shares/Fair Value	Dividend Income
Grosvenor	$—	$20,715,905	$17,724,828	$2,991,077	$6,492
Numeric	—	49,155,732	45,226,633	3,929,099	6,546

9.	Option Contracts Written

The premium amount and number of option contracts written by the Grosvenor Fund during the year ended January 31, 2017 were as follows:

Fund	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at January 31, 2016	(1)	$(100)	$(133)
Options written	(199)	(19,900)	(11,961)
Options expired	143	14,300	6,688
Options exercised	2	200	263
Options closed	53	5,300	3,349

Outstanding at January 31, 2017	(2)	$(200)	$(1,794)

10.	Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended January 31,
	2017		October 1 to January 31, 2016
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	601,571	$6,027,226
Reinvestment of dividends	29,613	309,752	—	—
Shares redeemed	(58,796)	(572,526)	—	—

Net increase (decrease) in shares outstanding	(29,183)	$(262,774)	601,571	$6,027,226

	Y Class
	Year Ended January 31,
	2017		October 1 to January 31, 2016
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	9,255	$96,500	1,986	$20,000
Reinvestment of dividends	449	4,695	—	—
Shares redeemed	(436)	(4,580)	—	—

Net increase in shares outstanding	9,268	$96,615	1,986	$20,000

	Investor Class
	Year Ended January 31,
	2017		October 1 to January 31, 2016
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	3,471	$33,712	33,773	$338,112
Reinvestment of dividends	673	7,003	—	—
Shares redeemed	(18,720)	(185,132)	—	—

Net increase (decrease) in shares outstanding	(14,576)	$(144,417)	33,773	$338,112

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

	A Class
	Year Ended January 31,
	2017		October 1 to January 31, 2016
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	1,211	$12,123	10,833	$109,427
Reinvestment of dividends	345	3,589	—	—
Shares redeemed	(9,862)	(99,704)	—	—

Net increase (decrease) in shares outstanding	(8,306)	$(83,992)	10,833	$109,427

	C Class
	Year Ended January 31,
	2017		October 1 to January 31, 2016
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	5,482	$53,784	—	$—
Reinvestment of dividends	415	4,279	—	—

Net increase in shares outstanding	5,897	$58,063	—	$—

	Institutional Class
	Year Ended January 31, 2017*
Numeric Integrated Alpha Fund	Shares (1)	Amount(1)
Shares sold	500,000	$5,000,000
Shares redeemed	(957,948)	(9,726,147)

Net increase (decrease) in shares outstanding	(457,948)	$(4,726,147)

	Y Class
	Year Ended January 31, 2017*
Numeric Integrated Alpha Fund	Shares(1)	Amount(1)
Shares sold	—	$—

Net increase in shares outstanding	—	$—

	Investor Class
	Year Ended January 31, 2017*
Numeric Integrated Alpha Fund	Shares(1)	Amount(1)
Shares sold	—	$—

Net increase in shares outstanding	—	$—

	Ultra Class
	Year Ended January 31, 2017*
Numeric Integrated Alpha Fund	Shares(1)	Amount(1)
Shares sold	5,733,727	$58,420,763
Shares redeemed	(155,085)	(1,578,837)

Net increase in shares outstanding	5,578,642	$56,841,926

*	For the period of November 1, 2016 through January 31, 2017.
(1)	Seed capital has been received in the amounts of $4,700,000 for Institutional class and $100,000 each for the Y, Investor and Ultra classes, respectively. As a result, the shares were issued in the amounts of 470,000 for the Institutional Class and 10,000 for each remaining class respectively.

11.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds financial statements through this date.

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class			Y Class
	Year ended January 31, 2017	October 1B to January 31, 2016		Year ended January 31, 2017	October 1B to January 31, 2016

Net asset value, beginning of period	$9.79	$10.00		$9.79	$10.00

Income from investment operations:
Net investment income (loss)	(0.14)	(0.02)		(0.10)	(0.01)
Net gains (losses) on investments (both realized and unrealized)	1.22	(0.19)		1.17	(0.20)

Total income (loss) from investment operations	1.08	(0.21)		1.07	(0.21)

Less distributions:
Dividends from net investment income	—	—		—	—
Distributions from net realized gains	(0.21)	—		(0.21)	—

Total distributions	(0.21)	—		(0.21)	—

Redemption fees added to beneficial interests	—	—		—	—

Net asset value, end of period	$10.66	$9.79		$10.65	$9.79

Total return A	11.06%	(2.10	)%D	10.96%	(2.10	)%D

Ratios and supplemental data:
Net assets, end of period	$16,119,517	$15,098,172		$279,480	$166,300
Ratios to average net assets:
Expenses, before reimbursements	6.13%	11.84	% C	6.58%	14.92	% C
Expenses, before reimbursements, excluding non-operating expenses E	3.82%	9.99	% C	4.29%	13.09	% C
Expenses, net of reimbursements	4.41%	3.95	% C	4.49%	4.03	% C
Expenses, net of reimbursements, excluding non-operating expenses E	2.10%	2.10	% C	2.20%	2.20	% C
Net investment (loss), before expense reimbursements	(3.10)%	(10.23	)% C	(3.57)%	(13.32	)% C
Net investment (loss), net of reimbursements	(1.37)%	(2.34	)% C	(1.48)%	(2.43	)% C
Portfolio turnover rate	250%	77	%D	250%	77	%D

	Investor Class			A Class
	Year ended January 31, 2017	October 1B to January 31, 2016		Year ended January 31, 2017	October 1B to January 31, 2016

Net asset value, beginning of period	$9.78	$10.00		$9.78	$10.00

Income from investment operations:
Net investment income (loss)	(0.21)	(0.01)		(0.23)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	1.24	(0.21)		1.26	(0.20)

Total income (loss) from investment operations	1.03	(0.22)		1.03	(0.22)

Less distributions:
Dividends from net investment income	—	—		—	—
Distributions from net realized gains	(0.21)	—		(0.21)	—

Total distributions	(0.21)	—		(0.21)	—

Redemption fees added to beneficial interests	—	—		—	—

Net asset value, end of period	$10.60	$9.78		$10.60	$9.78

Total return A	10.56%	(2.20	)% D	10.56%	(2.20	)%D

Ratios and supplemental data:
Net assets, end of period	$362,643	$477,097		$185,823	$252,710
Ratios to average net assets:
Expenses, before reimbursements	6.89%	15.21	% C	6.96%	14.66	% C
Expenses, before reimbursements, excluding non-operating expenses E	4.55%	13.32	% C	4.59%	12.80	% C
Expenses, net of reimbursements	4.82%	4.37	% C	4.88%	4.36	% C
Expenses, net of reimbursements, excluding non-operating expenses E	2.48%	2.48	% C	2.50%	2.50	% C
Net investment (loss), before expense reimbursements	(3.80)%	(13.54	)% C	(3.89)%	(13.03	)% C
Net investment (loss), net of reimbursements	(1.73)%	(2.69	)% C	(1.80)%	(2.74	)% C
Portfolio turnover rate	250%	77	%D	250%	77	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
B	Commencement of operations.
C	Annualized.
D	Not annualized.
E	Non-operating expenses consist of prime broker fees and dividends on securities sold short.

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year ended January 31, 2017	October 1B to January 31, 2016

Net asset value, beginning of period	$9.76	$10.00

Income from investment operations:
Net investment (loss)	(0.22)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	1.16	(0.19)

Total income (loss) from investment operations	0.94	(0.24)

Less distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.21)	—
Total distributions	(0.21)	—

Redemption fees added to beneficial interests	—	—

Net asset value, end of period	$10.49	$9.76

Total return A	9.66%	(2.40	)%D

Ratios and supplemental data:
Net assets, end of period	$219,289	$146,348
Ratios to average net assets:
Expenses, before reimbursements	7.62%	16.08	% C
Expenses, before reimbursements, excluding non-operating expenses E	5.33%	14.23	% C
Expenses, net of reimbursements	5.53%	5.10	% C
Expenses, net of reimbursements, excluding non-operating expenses E	3.25%	3.25	% C
Net investment (loss), before expense reimbursements	(4.61)%	(14.48	)% C
Net investment (loss), net of reimbursements	(2.52)%	(3.49	)% C
Portfolio turnover rate	250%	77	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
B	Commencement of operations.
C	Annualized.
D	Not annualized.
E	Non-operating expenses consist of prime broker fees and dividends on securities sold short.

American Beacon Numeric Integrated Alpha FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class		Y Class		Investor Class		Ultra Class
	November 1B to January 31, 2017		November 1 B to January 31, 2017		November 1 B to January 31, 2017		November 1 B to January 31, 2017

Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income from investment operations:
Net investment (loss)	(4.25)		(0.08)		(0.08)		(0.05)
Net gains on investments (both realized and unrealized)	4.53		0.34		0.33		0.32

Total income from investment operations	0.28		0.26		0.25		0.27

Less distributions:
Dividends from net investment income	—		—		—		—
Distributions from net realized gains	—		—		—		—

Total distributions	—		—		—		—

Net asset value, end of period	$10.28		$10.26		$10.25		$10.27

Total return A	2.80	%D	2.60	% D	2.50	% D	2.70	% D

Ratios and supplemental data:
Net assets, end of period	$123,935		$102,596		$102,524		$57,379,342
Ratios to average net assets:
Expenses, before reimbursements	6.48	% C	12.24	% C	13.71	% C	6.74	% C
Expenses, before reimbursements, excluding non-operating expenses E	3.87	% C	9.68	% C	11.14	% C	3.72	% C
Expenses, net of reimbursements	4.56	% C	4.62	% C	4.90	% C	4.87	% C
Expenses, net of reimbursements, excluding non-operating expenses E	1.95	% C	2.05	% C	2.33	% C	1.85	% C
Net investment (loss), before reimbursements	(4.74	)% C	(10.64	)%C	(12.11	)% C	(5.04	)% C
Net investment (loss), net of reimbursements	(2.82	)% C	(3.02	)%C	(3.30	)% C	(3.17	)% C
Portfolio turnover rate	114	% D	114	% D	114	% D	114	% D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
B	Commencement of operations.
C	Annualized.
D	Not annualized.
E	Non-operating expenses consist of prime broker fees and dividends on securities sold short.

American Beacon FundsSM

Federal Tax Information

January 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended January 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Grosvenor Fund	Numeric Fund
Corporate Dividends Received Deduction	0.0%	0.0%
Qualified Dividend Income	0.0%	0.0%
Long-term Capital Gain Distributions	$16,080	$—
Short-term Capital Gain Distributions	$313,238	$—

Shareholders received notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Approvals Related to American Beacon Numeric Integrated Alpha Fund

At its August 3-4, 2016 meetings, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Numeric Integrated Alpha Fund (“Fund”), a new series of the Trust, and (2) the approval of a new investment advisory agreement among the Manager, Numeric Investors, LLC (“Numeric”), and the Trust, on behalf of the Fund (the “Numeric Agreement”).

Approval of American Beacon Advisors, Inc.

Prior to the meeting, the Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the Management Agreement for the Fund, and the Investment Committee of the Board met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board at its May 17, 2016 and June 7-8, 2016 meetings in connection with the review of the current Management Agreement between the Manager and the Trust as it related to the existing series of the Trust (“Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its August 3-4, 2016 meetings at which the Board considered the approval of the Management Agreement with respect to the Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the Fund: (1) the nature and quality of the services to be provided; (2) the potential materiality of the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Funds.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Members of the Board’s Investment Committee posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the Fund.

Nature, Extent and Quality of Services. The Board considered that it had reviewed the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 17, 2016 and June 7-8, 2016 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. At its May 17, 2016 and June 7-8, 2016 meetings, the Board also considered the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a low cost on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the Fund will be consistent with the services provided to the Existing Funds, except that the Fund is a single-manager fund and, therefore, the Manager will not allocate assets among multiple investment advisors, which it does for many of the Existing Funds. The Board also considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Fund.

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Investment Performance. The Board considered that the Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board also considered that it would review the performance of Numeric in connection with its consideration of the Numeric Agreement.

Costs of the Services Provided to the Fund and the Profits or Losses to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Fund. The Board also considered that the Manager will receive any fees payable by the Funds pursuant to any future securities lending arrangement. The Board considered the Manager’s representation that its accounting system does not provide for cost allocation, except for those expenses which are specifically identifiable as expenses of the Fund. Accordingly, except for those expenses, the Manager created an allocation of expenses based upon the estimated percentage of time spent by its employees on non-distribution related business. The Board then considered that, at assumed asset levels, the Manager was projected to incur a pre-tax profit before and after distribution revenues and expenses from its first year of rendering services to the Fund. The Board also considered the amounts of those projected profits.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by the Manager to comparable funds. The Board also considered that the management fee rate proposed by the Manager for the Fund, on a stand-alone basis, is lower than the average advisory fee rates paid by peer group funds in the Fund’s potential Morningstar, Inc. (“Morningstar”) categories. The Board considered that the management fee rate proposed by the Manager for the Fund, when combined with the proposed advisory fee rate to be paid to Numeric, is higher than the average advisory fee rate paid by peer group funds in the Fund’s potential Morningstar categories. In addition, the Board considered that the Manager has agreed to limit the expenses of the Fund for at least one year following the Fund’s inception date at levels that are higher than the average expense ratio paid by the peer group funds in the Fund’s potential Morningstar categories. The Board considered that Numeric would provide the Fund with a specialized investment process and that Numeric’s capacity in the Fund’s strategy was limited. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Economies of Scale. The Board considered the Manager’s representation that the proposed management fee rate for the Fund contains breakpoints, which the Manager believes properly reflect economies of scale for the benefit of the Fund’s shareholders.

Benefits to be Derived from the Relationship with the Fund. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the Fund, except that the Manager’s overall relationship with the Trust has been and will continue to be a factor in helping the Manager attract separate account business. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Funds appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders would benefit from the Manager’s management of the Fund; and (3) approved the Management Agreement on behalf of the Fund.

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Approval of Numeric Investors, LLC

Prior to the meeting, the Board reviewed information provided by Numeric in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Numeric Agreement, and the Investment Committee of the Board met with representatives of Numeric.

Provided below is an overview of the primary factors the Board considered at its August 3-4, 2016 meetings at which the Board considered the approval of the Numeric Agreement. In determining whether to approve the Numeric Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of Numeric; (3) the extent to which the potential materiality of the costs to be incurred by Numeric in rendering its services and the resulting profits or losses are relevant to the Board’s determination of whether to approve the Numeric Agreement; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by Numeric with other clients; and (7) any other benefits anticipated to be derived by Numeric from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Numeric Agreement, and each Trustee may have afforded different weight to the various factors. Members of the Board’s Investment Committee posed questions to various management personnel of Numeric regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Numeric Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Numeric Agreement were reasonable and fair and that the approval of the Numeric Agreement was in the best interests of the Fund.

Nature, extent and quality of the services to be provided by Numeric. The Board considered information regarding Numeric’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Numeric Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Numeric Fund. The Board also considered Numeric’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of Numeric. The Board considered Numeric’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Numeric were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Numeric Agreement.

Performance of Numeric. The Board evaluated the information provided by Numeric and the Manager regarding the performance of the account currently managed in Numeric’s Integrated Alpha Strategy Composite (“Composite”) relative to the performance of the HFRI EH: Equity Market Neutral Index (“HFRI Index”), the BofA Merrill Lynch US 3-Month Treasury Bill Index (“BofA Index”) and the Morningstar Market Neutral Peer Group (“Peer Group”). The Board considered Numeric’s representation that the Composite outperformed the HFRI Index for the calendar year ended December 31, 2015, and the since-inception period ended May 31, 2016, and underperformed the HFRI Index for the 1-year and year-to-date periods ended May 31, 2016. The Board considered the Manager’s representation that the Composite outperformed the BofA Index and the Peer Group for the since-inception period ended June 30, 2016, and underperformed the BofA Index and the Peer Group for the one-year period ended June 30, 2016. Based on the foregoing information, the Board concluded that the historical investment performance record of Numeric supported approval of the Numeric Agreement.

Comparisons of the amounts to be paid under the Numeric Agreement with those under contracts between Numeric and its other clients. In evaluating the Numeric Agreement, the Board reviewed the proposed advisory

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

fee rate for services to be performed by Numeric on behalf of the Fund. The Board considered that Numeric’s investment advisory fee rate under the Numeric Agreement would be paid to Numeric by the Fund. The Board considered the favorable nature of the advisory fee rate proposed for the Fund relative to the fee rates charged to a comparable client of Numeric. The Board also considered the Manager’s representation that, although the combined management and advisory fee rate to be paid to the Manager and Numeric was higher than the average advisory fee rate paid by peer group funds in the Fund’s comparable Morningstar categories, before and after fee waivers and/or expense reimbursements agreed to by the Manager through May 31, 2018, Numeric would provide the Fund with a specialized investment process and Numeric’s capacity in the Fund’s strategy was limited. After evaluating this information, the Board concluded that Numeric’s advisory fee rate under the Numeric Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Numeric and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Numeric from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and Numeric with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Numeric’s representation that the fee schedule proposed for the Fund, which includes a breakpoint, reflects economies of scale as asset growth occurs.

Benefits to be derived by Numeric from the relationship with the Fund. The Board considered Numeric’s representation that it is not aware of any “fall-out” benefits that would accrue to Numeric from its relationship with the Fund, except that Numeric would benefit from soft dollar arrangements for third party and proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to Numeric by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or Numeric, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the Numeric Agreement is in the best interests of the Fund and approved the Numeric Agreement.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-eight funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED	Term
TRUSTEES

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc.(2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President, CEO and Director, Resolute Investment Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present). Chairman, President, and CEO, Alpha Quant Advisors (2016-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Investment Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present). Secretary, Alpha Quant Advisors (2016-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present). Treasurer, Alpha Quant Advisors (2016-Present).

One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Resolute Investment Managers, Inc. (2015-Present); Senior Vice President and Director, Resolute Acquisition, Inc. (2015-Present); Senior Vice President and Director, Resolute Topco, Inc. (2015-Present), Senior Vice President and Director, Resolute Investment Holdings, LLC. (2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010). Executive Vice President, Alpha Quant Advisors (2016-Present).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016-Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present). Chief Compliance Officer, Alpha Quant Advisors (2016-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Resolute Acquisition, Inc. (2015-Present); Asst. Treasurer, Resolute Topco, Inc. (2015-Present); Asst. Treasurer, Resolute Investment Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present). Asst. Treasurer, Alpha Quant Advisors (2016-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (50)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present). Assistant Secretary, Alpha Quant Advisors (2016-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

January 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, Investor, A, C and Ultra Classes	American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, MA	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Grosvenor Long/Short Fund and American Beacon Numeric Integrated Alpha Fund are service marks of American Beacon Advisors, Inc.

AR 1/17

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GLOBAL EVOLUTION FRONTIER MARKETS INCOME FUND

Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

GLG TOTAL RETURN FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2017

President’s Message

Dear Shareholders,

In the weeks ahead of the U.S. presidential election on November 8, 2016, uncertainty about the outcome caused many investors to stay on the sidelines. Some investors questioned whether the election’s result would have negative consequences for their portfolios, although elections have rarely had a lasting effect on the market.

Following the election, the markets responded positively to aspects of the incoming administration’s proposed plans for economic growth; i.e., repatriating jobs from overseas, relaxing regulations, lowering taxes and increasing infrastructure spending. From Election Day 2016 to Inauguration Day 2017, the S&P 500 Index – a broad measure of the performance of large U.S. companies – climbed approximately 6%.

In December 2016, the Federal Reserve increased short-term interest rates by 0.25% to a range of 0.50% and 0.75%, signifying the Federal Open Market Committee’s confidence in an improving economy. It was the second rate increase in a decade; the first rate increase occurred in December 2015. Economists anticipate more rate increases this year.

For the 12-month period that ended January 31, 2017, the Dow Jones Industrial Average – which follows the performance of 30 significant stocks trading on the New York Stock Exchange and The NASDAQ Stock Market – gained 23.89%. The S&P 500 Index, a domestic equity bellwether, grew 20.04%. The MSCI EAFE Index, which measures the world’s developed market, increased 12.03%.

•	For the 12 months ended January 31, 2017, the American Beacon Global Evolution Frontier Markets Income Fund (Investor Class) returned 15.28%.

•	From its inception on May 20, 2016, through January 31, 2017, the American Beacon GLG Total Return Fund (Investor Class) returned 7.65%.

At American Beacon Advisors, we are proud to offer a broad range of global equity and fixed-income funds sub-advised by experienced asset managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our shareholders meet their long-term financial goals.

Thank you for your continued interest in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Global Fixed-Income Market Overview

January 31, 2017 (Unaudited)

The global bond market produced mixed results during the period as high-quality government issuers posted low or negative returns and high-yield outperformed. The Bloomberg Barclays Global Treasury Index returned 1.8% while the Bloomberg Barclays Global High Yield Index returned 18.2%.

The period began with a weak economic outlook as equity markets declined, commodity prices softened and interest rates drifted lower. Central banks across the globe emphasized their commitment to economic recovery and followed with a variety of accommodative actions.

In the summer of 2016, the markets were again tested as the U.K.’s Brexit vote to leave the European Union sent shockwaves through the markets. Record amounts of government bonds (primarily in Europe and Japan) traded into negative yields, and safe-haven U.S. Treasury yields dropped below the levels seen during the financial crisis of 2008 and the European debt crisis of 2012. As a result, total returns from government bonds were very strong during the first half of the period.

The volatility was short lived, however, as policy makers remained accommodative and hints of improved economic growth eventually began to surface. Commodity prices stabilized as equity markets regained their footing.

The final months of the year proved most pivotal as Donald Trump’s surprise victory in the U.S. presidential election provoked a risk-on rally into year end. Developed market equities rose sharply in hopes of growth-friendly initiatives from the new president, and government bond prices rolled over (yields rose). Emerging market bonds weakened against criticism of trade and immigration policies, but they still managed to finish the year with solid returns overall. The JPMorgan Emerging Market Bond Indexes (both hard and local currency) returned 12.0%. Mexico was particularly hard hit (down 1.8%) as talk of building walls and limiting trade was most pronounced.

The smaller, frontier economies also produced strong results as their commodity-export economies were viewed as less susceptible to trade sanctions, as compared to manufacturing exporters, and they avoided the mainstream selling in emerging markets. The JPMorgan NEXGEM Index returned 19.2%.

U.S. high-yield bonds outperformed investment-grade bonds as investors sought greater income and protection from rising interest rates. The rising stock markets were also helpful for high-yield bonds as they tend to be positively correlated. The Energy and Materials sectors led with returns of more than 50.0%, according to the Bloomberg Barclays High Yield Index. By comparison, investment-grade corporate bonds returned 6.1%, according to the Bloomberg Barclays Corporate Bond Index.

The period ended with optimism that the U.S. would continue to recover, Europe would pull out of its malaise and the worst of the commodity rout was behind. The Federal Reserve had already begun to reduce its monetary policy accommodation. Investors, however, were also beginning to look cautiously at the upcoming elections in Europe and at central bank actions in Japan and China. Likewise, the non-traditional administration in the U.S. was likely to have a few surprises of its own.

2

American Beacon Global Evolution Frontier Markets Income FundSM

Performance Overview

January 31, 2017 (Unaudited)

The Investor Class of the American Beacon Global Evolution Frontier Markets Income Fund (the “Fund”) returned 15.28% for the twelve-month period ending January 31, 2017. The Fund outperformed the JPMorgan EMBI Global Diversified Index (the “Index”) (hard currency) return of 11.95% for the period. For additional comparison, the JPMorgan GBI-EM Global Diversified Index (local currency) returned 12.03%, and the JP Morgan NEXGEM Index (local currency frontier markets) returned 19.15%.

Comparison of Change in Value of a $10,000 Investment for the period from 2/25/2014 through 1/31/2017

Total Returns for the Period ended January 31, 2017

	Ticker	1 Year	Since Inception 2/25/2014	Value of $10,000 2/25/2014- 1/31/2017
Institutional Class (1,3)	AGEIX	15.78%	3.65%	$11,105
Y Class (1,3)	AGEYX	15.55%	3.54%	$11,070
Investor Class (1,3)	AGEPX	15.28%	3.26%	$10,985
A without Sales Charge (1,3)	AGUAX	15.36%	3.26%	$10,985
A with Sales Charge (1,3)	AGUAX	9.85%	1.55%	$10,985
C without Sales Charge (1,3)	AGECX	14.49%	2.44%	$10,732
C with Sales Charge (1,3)	AGECX	13.49%	2.44%	$10,732
JPMorgan EMBI Global Diversified Index (2)		11.95%	6.29%	$11,961

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund was waived and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3

American Beacon Global Evolution Frontier Markets Income FundSM

Performance Overview

January 31, 2017 (Unaudited)

2.	The JPMorgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.
3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.15%, 1.19%, 1.45%, 1.53%, and 2.32%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Throughout 2016, the recovery in commodity prices proved very supportive of frontier markets. Despite rhetoric from the new Trump administration against trade and immigration policies with emerging economies, commodity-exporting frontier countries were viewed as less susceptible than manufacturing exporters. Unlike manufactured goods, most commodities cannot be replaced locally.

The Fund’s exposures to countries primarily in Africa and Latin America contributed the most to returns, including Zambia, Ecuador, Ghana, Venezuela and Iraq – all benefitted from the improvement in oil prices. Select countries also benefitted from improved fiscal situations, government policies and support from the International Monetary Fund.

The Fund also began the period with an overweight position in hard-currency debt given the strength of the U.S. dollar. As the dollar leveled out during the period, the Fund gradually shifted its exposure into local-currency debt to benefit from the commodity-price trends and positive investor sentiment. The Fund ended the period with approximately 57% of assets in local currency exposure.

The largest detractors during the period were from positions in Mozambique, Azerbaijan, Mongolia and Georgia. The consistent theme across these countries relates to the inherent risk of investing in smaller, less-developed countries. In Mozambique, for example, the government restructured its debt but then identified an additional $1 billion of obligations previously unreported. In Azerbaijan, despite improving oil prices, the government’s mismanagement of the country and fiscal deficits led to currency devaluation. The sub-advisor’s approach to diversification in country and currency exposures helps the Fund to manage risk associated with these situations.

The sub-advisor’s investment process involves a top-down approach to assess macroeconomic factors affecting the relationships between developed, emerging and frontier countries, and a bottom-up process to identify fundamentally attractive investments. The sub-advisor also examines relative valuations across countries to identify appropriate risk-adjusted opportunities. This investment process has remained consistent since the Fund’s inception.

Top Ten Holdings (% Net Assets)
Ivory Coast Government Bond, 5.75%, Due 12/31/2032		3.7
Dominican Republic, 11.50%, Due 5/10/2024		3.7
Uruguay Government International Bond, Inflation Indexed, 5.00%, Due 9/14/2018		3.6
Mongolia Ministry of Finance (Issuer ING Bank NV), 13.175%, Due 3/25/2017		3.2
Empresa Administradora de Aeropuertos Internacionales (Issuer Zambezi BV), 8.25%, Due 4/8/2024, 144A		3.1
Republic of Iraq, 5.80%, Due 1/15/2028		3.0
Uganda Government Bond, 16.50%, Due 5/13/2021		2.8
Zambia Government Bond, 11.00%, Due 5/26/2020		2.7
Republic of Cameroon, 9.50%, Due 11/19/2025		2.6
Republic of Argentina, 30.467%, Due 10/9/2017		2.5
Total Fund Holdings	63

4

American Beacon Global Evolution Frontier Markets Income FundSM

Performance Overview

January 31, 2017 (Unaudited)

Asset Allocation (% Net Assets)
Fixed-Income	95.5
Cash Equivalent	4.5
Country Allocation (% Investments)
Zambia	5.3
Argentina	5.1
Egypt	4.9
Kazakhstan	4.8
Uganda	4.4
Sri Lanka	4.4
Ghana	4.3
Nicaragua	4.2
Kenya	4.2
Dominican Republic	4.2
Uruguay	4.1
Ivory Coast	4.1
Angola	3.9
Nigeria	3.8
Mongolia	3.6
Iraq	3.3
Ecuador	3.1
Cameroon	2.9
Armenia	2.7
Supranational	2.7
Malawi	2.0
Mozambique	2.0
Georgia	2.0
Gambia	2.0
Tunisia	1.7
Ethiopia	1.6
Rwanda	1.4
Congo	1.3
Senegal	1.3
Seychelles	1.1
Surinam	1.1
Gabon	1.0
Bosnia and Herzegovina	0.6
Pakistan	0.5
Venezuela	0.4

5

American Beacon GLG Total Return FundSM

Performance Overview

January 31, 2017 (Unaudited)

The Investor Class of the American Beacon GLG Total Return Fund (the “Fund”) returned 7.65% for the eight-month period from inception, on May 20, 2016, through January 31, 2017. For comparison, the JPMorgan EMBI Global Index (hard currency) returned 6.87%.

Comparison of Change in Value of a $10,000 Investment for the period from 5/20/2016 through 1/31/2017

Total Returns for the Period ended January 31, 2017

	Ticker	6 Months*	Since Inception 5/20/2016*	Value of $10,000 5/20/2016- 1/31/2017
Institutional Class (1,3)	GLGIX	5.47%	7.95%	$10,795
Y Class (1,3)	GLGYX	5.38%	7.85%	$10,785
Investor Class (1,3)	GLGPX	5.28%	7.65%	$10,765
A without Sales Charge (1,3)	GLGAX	5.28%	7.65%	$10,765
A Class with Sales Charge (1,3)	GLGAX	0.28%	2.52%	$10,252
C without Sales Charge (1,3)	GLGCX	4.80%	7.15%	$10,705
C Class with Sales Charge (1,3)	GLGCX	3.80%	6.05%	$10,605
Ultra Class (1,3)	GLGUX	5.47%	7.95%	$10,795
BofA Merril Lynch 3-Month Libor Constant Maturity Index (2)		0.40%	0.72%	$10,072
JPMorgan EMBI Global Index (2)		- 0.75%	6.87%	$10,687

*	Not Annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6

American Beacon GLG Total Return FundSM

Performance Overview

January 31, 2017 (Unaudited)

2.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London Interbank Offered Rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The JPMorgan EMBI Global Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by emerging market governments. One cannot directly invest in an index.
3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and Ultra Class shares was 1.66%, 1.76%, 2.04%, 2.06, 2.81%, and 1.56%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Not only did the Fund perform well during the period, it did so with approximately half the volatility of traditional emerging market bonds and exemplified the sub-advisor’s approach toward emerging market investing. The Fund’s flexible investment strategy allows for greater means to protect the portfolio from market volatility; a large portion of outperformance during the period came during Trump’s surprise election results. Currency exposures were minimized just prior to the election, and the Fund did not suffer the brief, downward move in emerging markets that followed.

Overall, the Fund was overweight local currency issues to avoid trade-protection fears following Trump’s campaign rhetoric. Early 2016 was the first time in several years the sub-advisor became optimistic regarding local currency. Previously, the strong U.S. dollar, weakening commodity prices and uncertainty in large emerging countries, such as China and Brazil, put downward pressure on markets overall – particularly local-currency bonds. However, given recent stabilization in the U.S. dollar, improving commodity prices, flexible exchange rates and sound fiscal positions, local emerging markets began to look attractive again.

Additionally, investors on average had become underweight emerging markets, which meant that sentiment was positive as investors rebuilt exposures – particularly in local issuance. Hard currency represents a larger, more heavily followed segment of the market, but they are typically more volatile as well.

Corporate emerging market bonds also outperformed during the period, particularly for high-yield local-currency issues, as credit spreads tightened given positive investor sentiment. The Fund’s holdings in the energy sector were the largest contributors given commodity price stabilization and tighter credit spreads.

The sub-advisor’s consistent top-down and bottom-up approaches to emerging-market fixed-income investing seek to add value over market cycles with less volatility than that of common indices.

Top Ten Holdings (% Net Assets)
Indonesia Government Bond, 11.625%, Due 3/4/2019		8.4
Turkey Government International Bond, 6.75%, Due 4/3/2018		7.4
U.S. Treasury Bill, 0.108%, Due 3/16/2017		6.6
Turkey Government International Bond, 7.50%, Due 7/14/2017		5.7
Petroleos Mexicanos, 5.50%, Due 2/4/2019		5.1
CNOOC Finance 2013 Ltd., 1.75%, Due 5/9/2018		4.7
South Africa Government Bond, 6.875%, Due 5/27/2019		4.0
Mexican Bonos, 5.75%, Due 3/5/2026		3.5
Colombia Government Bond, 7.375%, Due 3/18/2019		2.8
Itau CorpBanca, 3.125%, Due 1/15/2018		2.3
Total Fund Holdings	29
Sector Weightings (% Investments)
Foreign Sovereign		44.1
U.S. Treasury		31.1
Cash Equivalent		9.7
Energy		6.5
Electric		4.5
Finance		4.1

7

American Beacon FundsSM

Expense Examples

January 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2016 through January 31, 2017.

Actual Expenses

The “Actual” lines on the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

January 31, 2017 (Unaudited)

Global Evolution Frontier Markets Income Fund

	Beginning Account Value 8/1/2016	Ending Account Value 1/31/2017	Expenses Paid During Period 8/1/2016-1/31/2017*
Institutional Class
Actual	$1,000.00	$1,047.11	$6.54
Hypothetical**	$1,000.00	$1,018.75	$6.44
Y Class
Actual	$1,000.00	$1,045.55	$7.04
Hypothetical**	$1,000.00	$1,018.27	$6.95
Investor Class
Actual	$1,000.00	$1,044.22	$8.38
Hypothetical**	$1,000.00	$1,016.92	$8.26
A Class
Actual	$1,000.00	$1,044.96	$8.58
Hypothetical**	$1,000.00	$1,016.72	$8.47
C Class
Actual	$1,000.00	$1,041.06	$11.80
Hypothetical**	$1,000.00	$1,013.56	$11.64

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 1.27%, 1.37%, 1.63%, 1.67%, and 2.30% for the Institutional, Y, Investor, A and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

GLG Total Return Fund

	Beginning Account Value 8/1/2016	Ending Account Value 1/31/2017	Expenses Paid During Period 8/1/2016-1/31/2017*
Institutional Class
Actual	$1,000.00	$1,054.74	$5.37
Hypothetical**	$1,000.00	$1,019.90	$5.28
Y Class
Actual	$1,000.00	$1,053.75	$5.89
Hypothetical**	$1,000.00	$1,019.41	$5.79
Investor Class
Actual	$1,000.00	$1,052.82	$7.33
Hypothetical**	$1,000.00	$1,018.02	$7.20
A Class
Actual	$1,000.00	$1,052.82	$7.38
Hypothetical**	$1,000.00	$1,017.92	$7.25
C Class
Actual	$1,000.00	$1,047.97	$11.22
Hypothetical**	$1,000.00	$1,014.20	$11.04
Ultra Class
Actual	$1,000.00	$1,054.74	$4.91
Hypothetical**	$1,000.00	$1,020.38	$4.82

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 1.04%, 1.14%, 1.42%, 1.43%, 2.18%, and 0.95% for the Institutional, Y, Investor, A, C and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

American Beacon Global Evolution Frontier Markets Income Fund and American Beacon GLG Total Return Fund:

In our opinion, the (i) accompanying statement of assets and liabilities, including the schedule of investments, as of January 31, 2017, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the year then ended present fairly, in all material respects, the financial position of American Beacon Global Evolution Frontier Markets Income Fund as of January 31, 2017, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, and (ii) accompanying statement of assets and liabilities, including the schedule of investments, as of January 31, 2017, and the related statements of operations and of changes in net assets and the financial highlights for the period then ended present fairly, in all material respects, the financial position of American Beacon GLG Total Return Fund as of January 31, 2017, the results of its operations, the changes in its net assets and its financial highlights for the period May 20, 2016 (commencement of operations) through January 31, 2017, (two of the series constituting American Beacon Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received, provides a reasonable basis for our opinions. With respect to the American Beacon Global Evolution Frontier Markets Income Fund, the financial statements as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers

Boston, Massachusetts

March 30, 2017

10

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount*		Fair Value
Angola - 3.48%
Foreign Government Obligations - 1.51%
Angolan Government International Bond, 9.50%, Due 11/12/2025A		$1,000,000	$954,640

Structured Notes - 1.97%
Republic of Angola (Issuer Aurora Australis BV), 7.016%, Due 12/19/2023A B		1,312,500	1,235,279

Total Angola (Cost $2,297,873)			2,189,919

Argentina - 4.56%
Foreign Government Obligations - 4.56%
Republic of Argentina Bonds,
29.198%, Due 3/28/2017B	ARS	5,400,000	340,105
30.467%, Due 10/9/2017B	ARS	24,800,000	1,571,193
22.75%, Due 3/5/2018	ARS	8,000,000	520,149
16.00%, Due 10/17/2023	ARS	5,450,000	356,209

Total Argentina (Cost $3,083,927)			2,787,656

Armenia - 2.44% (Cost $1,500,000)
Structured Notes - 2.44%
Armeniian Treasury Bond (Issuer Frontera Capital BV), 10.00%, Due 5/7/2021 I		1,500,000	1,501,414

Bosnia and Herzegovina - 0.52%
Foreign Government Obligations - 0.52%
Bosnia & Herzegovina Government Bond,
0.563%, Due 12/11/2017B	EUR	280,000	146,043
0.563%, Due 12/11/2021A B	EUR	416,667	186,280

Total Bosnia and Herzegovina (Cost $433,548)			332,323

Cameroon - 2.55% (Cost $1,478,198)
Foreign Government Obligations - 2.55%
Republic of Cameroon, 9.50%, Due 11/19/2025A		1,500,000	1,615,470

Congo - 1.18% (Cost $918,508)
Foreign Government Obligations - 1.18%
Republic of Congo, 6.00%, Due 6/30/2029A C		1,170,923	749,390

Dominican Republic - 3.71% (Cost $2,526,808)
Foreign Government Obligations - 3.71%
Dominican Republic International Bond, 11.50%, Due 5/10/2024A	DOP	105,000,000	2,347,377

Ecuador - 2.75%
Foreign Government Obligations - 2.75%
Ecuador Government International Bond,
10.50%, Due 3/24/2020A		1,400,000	1,529,500
9.65%, Due 12/13/2026A		200,000	211,000

Total Ecuador (Cost $1,547,470)			1,740,500

Egypt - 4.36%
Foreign Government Obligations - 4.36%
Arab Republic of Egypt, 5.875%, Due 6/11/2025A		1,600,000	1,473,040
Egypt Treasury Bills, 0.01%, Due 11/14/2017	EGP	28,000,000	1,281,565

Total Egypt (Cost $2,907,191)			2,754,605

Ethiopia - 1.42% (Cost $935,435)
Foreign Government Obligations - 1.42%
Federal Democratic Republic of Ethiopia, 6.625%, Due 12/11/2024A		1,000,000	899,280

Gabon - 0.87% (Cost $525,816)
Foreign Government Obligations - 0.87%
Republic of Gabon, 6.375%, Due 12/12/2024A		600,000	550,806

Gambia - 1.79% (Cost $1,161,386)
Structured Notes - 1.79%
Central Bank of Gambia (Issuer Frontera Capital BV), 15.00%, Due 8/9/2017 H I	GMB	1,070,000	1,135,163

See accompanying notes

11

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount*		Fair Value
Georgia - 1.76% (Cost $1,250,000)
Structured Notes - 1.76%
Georgia Government (Issuer Frontera Capital BV), 10.00%, Due 8/4/2021A I	GEL	1,250,000	$1,087,315

Ghana - 3.86%
Foreign Government Obligations - 3.86%
Ghana Government Bond,
21.00%, Due 3/23/2020	GHS	1,000,000	238,185
24.75%, Due 3/1/2021	GHS	3,900,000	1,022,815
24.75%, Due 7/19/2021	GHS	1,500,000	403,034
19.00%, Due 11/2/2026	GHS	3,300,000	772,496

Total Ghana (Cost $2,481,128)			2,436,530

Iraq - 2.95% (Cost $1,707,430)
Foreign Government Obligations - 2.95%
Republic of Iraq, 5.80%, Due 1/15/2028A		$2,250,000	1,866,105

Ivory Coast - 3.66% (Cost $2,340,878)
Foreign Government Obligations - 3.66%
Ivory Coast Government Bond, 5.75%, Due 12/31/2032A B		2,499,000	2,314,024

Kazakhstan - 4.26%
Structured Notes - 4.26%
National Bank of Kazakhstan (Issuer Citigroup Global Markets),
14.00%, Due 4/3/2017A	KZT	221,250,000	672,567
10.53%, Due 9/3/2017A	KZT	120,000,000	348,735
9.67%, Due 10/8/2017A	KZT	250,000,000	723,747
10.05%, Due 10/9/2017	KZT	330,000,000	955,346

Total Kazakhstan (Cost $2,606,402)			2,700,395

Kenya - 3.78%
Foreign Government Obligations - 3.78%
Kenya Infrastructure Bond,
12.00%, Due 9/18/2023	KES	57,400,000	530,169
11.00%, Due 12/2/2024	KES	75,000,000	660,747
12.50%, Due 5/12/2025	KES	36,000,000	330,090
12.00%, Due 10/6/2031	KES	103,000,000	875,641

Total Kenya (Cost $2,616,850)			2,396,647

Malawi - 1.83% (Cost $997,138)
Structured Notes - 1.83%
Republic of Malawi (Issuer Frontera Capital BV), 24.00%, Due 9/7/2018 B G I		1,000,000	921,128

Mongolia - 3.23% (Cost $2,688,812)
Structured Notes - 3.23%
Mongolia Ministry of Finance (Issuer ING Bank NV), 13.175%, Due 3/25/2017 I		2,700,000	1,948,993

Mozambique - 1.80% (Cost $1,773,079)
Foreign Government Obligations - 1.80%
Republic of Mozambique, 10.50%, Due 1/18/2023AJ		1,900,000	1,140,000

Nicaragua - 3.78%
Foreign Government Obligations - 0.63%
Republic of Nicaragua, 5.00%, Due 2/1/2019B		413,751	397,201

Structured Notes - 3.15%
Empresa Administradora de Aeropuertos Internacionales (Issuer Zambezi BV), 8.25%, Due 4/8/2024 D I		2,000,000	1,942,267

Total Nicaragua (Cost $2,404,198)			2,339,468

Nigeria - 3.42%
Foreign Government Obligations - 1.16%
Nigeria Treasury Bill, 0.054%, Due 8/31/2017 I	NGN	250,000,000	732,545

See accompanying notes

12

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount*		Fair Value
Structured Notes - 2.26%
Nigeria OMO Treasury Bill (Issuer Standard Chartered Bank), 19.25%, Due 9/20/2017H I		$1,000,000	$1,426,700

Total Nigeria (Cost $1,743,136)			2,159,245

Pakistan - 0.46% (Cost $262,123)
Foreign Government Obligations - 0.46%
Islamic Republic of Pakistan, 7.875%, Due 3/31/2036A		300,000	293,690

Rwanda - 1.25% (Cost $758,994)
Foreign Government Obligations - 1.25%
Republic of Rwanda, 6.625%, Due 5/2/2023A		800,000	791,776

Senegal - 1.17% (Cost $711,763)
Foreign Government Obligations - 1.17%
Republic of Senegal, 6.25%, Due 7/30/2024A		750,000	738,585

Seychelles - 1.00% (Cost $581,020)
Foreign Government Obligations - 1.00%
Republic of Seychelles, 7.00%, Due 1/1/2026A B C		630,000	629,849

Sri Lanka - 3.94%
Foreign Government Obligations - 3.94%
Sri Lanka Government Bond,
11.00%, Due 8/1/2021	LKR	200,000,000	1,263,968
11.40%, Due 1/1/2024	LKR	10,000,000	63,139
11.00%, Due 8/1/2024	LKR	90,000,000	553,007
11.50%, Due 9/1/2028	LKR	100,000,000	614,439

Total Sri Lanka (Cost $2,636,207)			2,494,553

Supranational - 2.44% (Cost $3,000,000)
Foreign Government Obligations - 2.44%
European Bank for Reconstruction & Development, 7.80%, Due 7/24/2017A		3,000,000	1,543,986

Surinam - 0.96% (Cost $608,229)
Foreign Government Obligations - 0.96%
Republic of Suriname, 9.25%, Due 10/26/2026A		600,000	605,658

Tunisia - 1.49% (Cost $907,924)
Foreign Government Obligations - 1.49%
Banque Centrale de Tunisie International Bond, 5.75%, Due 1/30/2025A		1,000,000	942,260

Uganda - 3.93%
Foreign Government Obligations - 3.93%
Uganda Government Bond,
16.125%, Due 3/22/2018	UGX	800,000,000	225,757
10.75%, Due 9/6/2018	UGX	1,925,000,000	506,442
16.50%, Due 5/13/2021	UGX	6,400,000,000	1,750,506

Total Uganda (Cost $2,667,465)			2,482,705

Uruguay - 3.62% (Cost $2,732,881)
Foreign Government Obligations - 3.62%
Uruguay Government International Bond, Inflation Indexed, 5.00%, Due 9/14/2018E	UYU	65,130,524	2,290,170

Venezuela - 0.36% (Cost $162,336)
Foreign Government Obligations - 0.36%
Republic of Venezuela, 9.00%, Due 5/7/2023A		450,000	227,835

Zambia - 4.64%
Foreign Government Obligations - 4.64%
Zambia Government Bond,
11.00%, Due 9/1/2019	ZMW	4,800,000	370,120
11.00%, Due 2/16/2020	ZMW	500,000	37,590
11.00%, Due 5/26/2020	ZMW	23,100,000	1,699,019
12.00%, Due 5/23/2023	ZMW	6,100,000	381,193
12.00%, Due 11/21/2023	ZMW	2,400,000	149,562

See accompanying notes

13

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2017

	Principal Amount*	Fair Value
8.97%, Due 7/30/2027A	$300,000	$299,640

Total Zambia (Cost $3,304,252)		2,937,124

	Shares
SHORT-TERM INVESTMENTS - 4.25% (Cost $2,688,411)
Short-Term Investments - 4.25%
American Beacon U.S. Government Money Market Select Fund, Select ClassF	2,688,411	2,688,411

TOTAL INVESTMENTS - 93.47% (Cost $62,946,816)		58,580,355
OTHER ASSETS, NET OF LIABILITIES - 6.53%		4,676,728

TOTAL NET ASSETS - 100.00%		$63,257,083

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C	Step Up/Down – A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2017. The maturity date disclosed represents the final maturity date.
D	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,942,267 or 3.07% of net assets. The Fund has no right to demand registration of these securities.
E	Inflation-Indexed Note.
F	The Fund is affiliated by having the same investment advisor.
G	Non-income producing security, but current with respect to interest/principal.
H	Rate represents the yield to maturity of reference entity.
I	Interest income may vary depending on foreign currency exchange rate.
J	Default Security. At period end, the amount of securities in default was $1,140,000 or 1.80% of net assets.

Forward Currency Contracts Open on January 31, 2017:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	EUR	540,759	3/17/2017	SSB	$—	$(6,679)	$(6,679)

					$—	$(6,679)	$(6,679)

Glossary

Counterparty Abbreviations
SSB	State Street Bank & Trust

Currency Abbreviations:
ARS	Argentine Peso	GHS	Ghanaian Cedi	NGN	Nigerian Naira
DOP	Dominican Peso	GMB	Gambian Dalasi	UGX	Ugandan Shilling
EGP	Egyptian Pound	KES	Kenyan Shilling	UYU	Uruguayan Peso
EUR	Euro	KZT	Kazakhstani Tenge	ZMW	Zambian Kwacha
GEL	Georgian Lari	LKR	Sri Lankan Rupee

See accompanying notes

14

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value
Argentina - 0.20% (Cost $148,670)
Foreign Government Obligations - 0.20%
Argentine Republic Government International Bond, 6.875%, Due 1/26/2027A	$150,000	$148,500

Brazil - 1.62%
Corporate Obligations - 0.27%
Itau Unibanco Holding SA/Cayman Island, 2.85%, Due 5/26/2018B	200,000	200,900
Foreign Government Obligations - 1.35%
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, Due 6/16/2018B	970,000	1,013,165

Total Brazil (Cost $1,215,721)		1,214,065

British Virgin Islands - 6.27%
Corporate Obligations - 6.27%
CNOOC Finance 2013 Ltd., 1.75%, Due 5/9/2018	3,534,000	3,516,475
CNPC General Capital Ltd.,
2.75%, Due 4/19/2017B	200,000	200,412
1.95%, Due 11/25/2017B	500,000	500,392
2.75%, Due 5/14/2019B	250,000	251,994
Sinopec Group Overseas Development 2016 Ltd., 2.125%, Due 5/3/2019B	250,000	249,615

Total British Virgin Islands (Cost $4,730,821)		4,718,888

Chile - 2.33% (Cost $1,771,787)
Corporate Obligations - 2.33%
Itau CorpBanca, 3.125%, Due 1/15/2018	1,750,000	1,760,357

Colombia - 2.76% (Cost $2,068,582)
Foreign Government Obligations - 2.76%
Colombia Government Bond, 7.375%, Due 3/18/2019	1,875,000	2,077,500

Indonesia - 8.40% (Cost $6,330,758)
Foreign Government Obligations - 8.40%
Indonesia Government Bond, 11.625%, Due 3/4/2019B	5,300,000	6,336,866

Israel - 2.28% (Cost $1,719,853)
Corporate Obligations - 2.28%
Israel Electric Corp Ltd., 5.625%, Due 6/21/2018B	1,650,000	1,717,452

Mexico - 10.71%
Foreign Government Obligations - 10.71%
Mexican Bonos, 5.75%, Due 3/5/2026	MXN 62,521,800	2,667,971
Petroleos Mexicanos,
3.50%, Due 7/18/2018	1,000,000	1,009,700
5.50%, Due 2/4/2019	3,700,000	3,876,120
6.50%, Due 3/13/2027A	500,000	514,225

Total Mexico (Cost $8,193,660)		8,068,016

Netherlands - 2.34%
Corporate Obligation - 2.00%
Utilities - 2.00%
Majapahit Holding BV, 7.25%, Due 6/28/2017 B	1,475,000	1,504,500

Foreign Government Obligation - 0.34%
Foreign Sovereign - 0.34%
Petrobras Global Finance BV, 5.875%, Due 3/1/2018	250,000	259,025

Total Netherlands (Cost $1,765,455)		1,763,525

South Africa - 5.82%
Foreign Government Obligations - 5.82%
South Africa Government Bond, 6.875%, Due 5/27/2019	2,750,000	2,994,414
South Africa Government International Bond, 5.50%, Due 3/9/2020	1,300,000	1,385,374

Total South Africa (Cost $4,408,400)		4,379,788

See accompanying notes

15

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2017

	Principal Amount	Fair Value
Foreign Sovereign - 0.34% (continued)
Turkey - 13.36%
Foreign Government Obligations - 13.36%
Turkey Government International Bond,
7.50%, Due 7/14/2017	$4,200,000	$4,305,000
6.75%, Due 4/3/2018	5,350,000	5,558,650
7.50%, Due 11/7/2019	180,000	195,300

Total Turkey (Cost $10,100,764)		10,058,950

United States - 29.85%
U.S. Treasury Obligations - 29.85%
U.S. Treasury Notes/Bonds,
0.75%, Due 7/15/2019	400,000	394,234
0.875%, Due 9/15/2019	500,000	493,438
1.00%, Due 10/15/2019	3,000,000	2,967,891
1.25%, Due 10/31/2021	3,000,000	2,912,694
1.75%, Due 11/30/2021	15,750,000	15,647,877
2.00%, Due 11/15/2026	68,000	65,346

Total United States (Cost $22,466,881)		22,481,480

	Shares
SHORT-TERM INVESTMENTS - 8.87%
Short-Term Investments - 2.22%
American Beacon U.S. Government Money Market Select Fund, Select ClassC	1,673,669	1,673,669

	Principal Amount
U.S. Treasury Bills - 6.65%
0.108%, Due 3/16/2017	$5,000,000	$4,997,425

Total Short-Term Investments (Cost $6,671,131)		6,671,094

TOTAL INVESTMENTS - 94.81% (Cost $71,592,483)		71,396,481
OTHER ASSETS, NET OF LIABILITIES - 5.19%		3,945,480

TOTAL NET ASSETS - 100.00%		$75,341,961

Percentages are stated as a percent of net assets.

A	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $662,725 or 0.88% of net assets. The Fund has no right to demand registration of these securities.
B	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
C	The Fund is affiliated by having the same investment advisor.

See accompanying notes

16

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2017

OTC Swap Agreements Outstanding on January 31, 2017:

Credit Default Swaps on Corporate and Sovereign Securities - Buy Protection (1)

Reference Entity	Counter- party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at January 31, 2017 (%)(3)	Curr	Notional Amount (4) (000’s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Lebanese Republic	BRC	1.00	12/20/2019	3.1211	USD	150	$13,204	$10,663	$(2,541)
Lebanese Republic	BRC	1.00	6/20/2021	3.8962	USD	200	28,631	25,373	(3,258)
Lebanese Republic	BRC	1.00	6/20/2021	3.8962	USD	275	42,066	34,888	(7,178)
Republic of Chile	BRC	1.00	6/20/2021	0.5766	USD	500	(6,569)	(5,212)	1,357
Russian Federation	BRC	1.00	6/20/2021	1.2358	USD	500	27,316	13,339	(13,977)
Republic of Kazakhstan	BCC	1.00	12/20/2021	1.2619	USD	800	23,428	21,956	(1,472)
Lebanese Republic	BCC	1.00	12/20/2021	4.0824	USD	800	119,661	116,673	(2,988)
Republic of South Africa	BCC	1.00	12/20/2021	1.7200	USD	2,000	97,638	99,467	1,829
Republic of Indonesia	BCC	1.00	12/20/2021	1.2104	USD	800	18,883	18,883	—
Republic of Indonesia	BCC	1.00	12/20/2021	1.2104	USD	1,000	24,910	24,910	—
Republic of Korea	BRC	1.00	12/20/2021	0.3628	USD	500	(13,558)	(12,275)	1,283
Republic of Kazakhstan	BRC	1.00	12/20/2021	1.2619	USD	250	11,560	6,861	(4,699)
Republic of Chile	BRC	1.00	12/20/2021	0.6445	USD	2,500	(11,659)	(20,177)	(8,518)
Republic of Kazakhstan	BRC	1.00	12/20/2021	1.2619	USD	3,000	134,838	82,334	(52,504)
Lebanese Republic	BRC	1.00	12/20/2021	4.0824	USD	3,000	531,934	437,522	(94,411)
Republic of Kazakhstan	CBK	1.00	12/20/2021	1.2619	USD	300	12,810	8,233	(4,577)
Russian Federation	CBK	1.00	12/20/2021	1.4381	USD	3,000	165,868	112,018	(53,850)
Republic of Korea	HUB	1.00	12/20/2021	0.3628	USD	3,000	(76,386)	(73,649)	2,737

							$1,144,574	$901,807	$(242,767)

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection (2)

Reference Entity	Counter- party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at January 31, 2017 (%)(3)	Curr	Notional Amount (4) (000’s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
United Mexican States	BRC	1.00	6/20/2017	0.3827	USD	500	$1,159	$1,118	$(41)
United Mexican States	HUS	1.00	6/20/2019	0.6068	USD	400	937	735	(202)
Republic of Philippines	BCC	1.00	12/20/2019	0.3536	USD	3,000	31,450	35,229	3,779
Republic of Philippines	BRC	1.00	12/20/2019	0.3536	USD	500	3,954	5,872	1,918
Republic of Colombia	BRC	1.00	12/20/2019	0.6495	USD	4,000	(4,510)	12,914	17,424
United Mexican States	BRC	1.00	12/20/2019	0.7353	USD	2,500	7,775	(3,112)	(10,887)
Federal Republic of
Brazil	BRC	1.00	12/20/2021	1.9491	USD	3,500	(303,233)	(230,073)	73,160
United Mexican States	HUB	1.00	12/20/2021	1.3356	USD	1,250	(41,574)	(37,356)	4,218
Federal Republic of
Brazil	HUB	1.00	12/20/2021	1.9491	USD	2,000	(175,881)	(131,470)	44,411
Republic of Korea	UAG	1.00	12/20/2021	1.1848	USD	800	(32,536)	(19,444)	13,092

							$(512,459)	$(365,587)	$146,872

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes

17

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2017

Forward Currency Contracts Open on January 31, 2017:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	BRL	576,793	2/2/2017	BRC	$36,793	$—	$36,793
Buy	ZAR	4,625,506	4/19/2017	BRC	112,004	—	112,004
Buy	CLP	4,747,195	6/13/2017	BRC	44,565	—	44,565
Sell	PEN	1,913,206	6/13/2017	BRC	—	(15,206)	(15,206)
Sell	MXN	498,574	3/21/2017	CBK	1,426	—	1,426
Sell	ZAR	624,292	4/19/2017	CBK	—	(24,292)	(24,292)
Sell	COP	514,040	6/15/2017	CBK	—	(14,040)	(14,040)
Sell	BRL	5,021,921	2/2/2017	HUB	—	(388,078)	(388,078)
Buy	TRY	373,690	2/6/2017	HUB	—	(76,310)	(76,310)
Buy	TRY	1,294	2/6/2017	HUB	—	(91)	(91)
Buy	TRY	587,608	2/6/2017	HUB	—	(122,391)	(122,391)
Buy	TRY	683,627	2/6/2017	HUB	—	(116,373)	(116,373)
Buy	TRY	298,531	2/6/2017	HUB	—	(51,469)	(51,469)
Buy	TRY	335,925	2/6/2017	HUB	—	(58,075)	(58,075)
Sell	TRY	433,678	2/6/2017	HUB	86,322	—	86,322
Sell	TRY	594,056	2/6/2017	HUB	119,944	—	119,944
Sell	TRY	673,193	2/6/2017	HUB	156,807	—	156,807
Sell	TRY	329,745	2/6/2017	HUB	70,255	—	70,255
Buy	EUR	6,167,620	2/14/2017	HUB	40,916	—	40,916
Sell	EUR	6,142,781	2/14/2017	HUB	145,019	—	145,019
Buy	MXN	419,529	3/21/2017	HUB	17,529	—	17,529
Sell	MXN	577,612	3/21/2017	HUB	2,388	—	2,388
Buy	TRY	1,959,413	4/12/2017	HUB	—	(587)	(587)
Buy	PLN	3,817,579	6/1/2017	HUB	43,579	—	43,579
Buy	COP	5,918,498	6/15/2017	HUB	167,274	—	167,274
Buy	BRL	4,857,532	6/20/2017	HUB	378,329	—	378,329
Sell	BRL	2,678,843	6/20/2017	HUB	—	(62,843)	(62,843)
Sell	BRL	2,677,746	6/20/2017	HUB	—	(73,746)	(73,746)
Buy	CNY	9,610,400	11/14/2017	HUB	153,400	—	153,400
Sell	CNY	4,824,854	11/14/2017	HUB	8,146	—	8,146
Sell	CNY	4,835,239	11/14/2017	HUB	—	(2,239)	(2,239)
Buy	BRL	4,135,183	2/2/2017	UAG	363,183	—	363,183
Buy	BRL	882,232	2/2/2017	UAG	82,232	—	82,232
Sell	BRL	572,286	2/2/2017	UAG	—	(32,286)	(32,286)
Buy	TRY	456,893	2/6/2017	UAG	—	(93,107)	(93,107)
Sell	TRY	426,361	2/6/2017	UAG	84,639	—	84,639
Sell	TRY	280,535	2/6/2017	UAG	59,465	—	59,465
Buy	MXN	8,904,293	3/21/2017	UAG	—	(169,580)	(169,580)
Buy	TRY	1,902,622	4/12/2017	UAG	55,871	—	55,871
Sell	PEN	1,893,612	6/13/2017	UAG	—	(15,612)	(15,612)
Buy	COP	5,918,498	6/15/2017	UAG	167,274	—	167,274
Sell	COP	230,453	6/15/2017	UAG	—	(453)	(453)
Buy	BRL	4,222,435	6/20/2017	UAG	40,767	—	40,767
Sell	BRL	1,957,787	6/20/2017	UAG	—	(46,787)	(46,787)
Sell	BRL	1,918,846	6/20/2017	UAG	—	(52,846)	(52,846)

					$2,438,127	$(1,416,411)	$1,021,716

See accompanying notes

18

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2017

Glossary

Counterparty Abbreviations

BCC	Barclays Capital	CBK	Citibank, N.A.	HUS	HSBC Bank USA
BRC	Barclays PLC	HUB	HSBC Bank PLC	UAG	UBS AG

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	TRY	Turkish New Lira
CLP	Chilean Peso	MXN	Mexican Peso	USD	United States Dollar
CNY	Yuan Renminbi	PEN	Peruvian Sol	ZAR	South African Rand
COP	Colombian Peso	PLN	Polish Zloty

See accompanying notes

19

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2017

	Global Evolution Frontier Markets Income Fund	GLG Total Return Fund
Assets:
Investments in unaffiliated securities, at fair value A	$55,891,944	$69,722,812
Investments in affiliated securities, at fair value B	2,688,411	1,673,669
Foreign currency, at fair value C	498,135	208,489
Cash collateral held at custodian for the benefit of the broker	611	160,000
Cash	—	663,009
Swap premium paid	—	1,298,021
Swap Income receivable	—	22,038
Dividends and interest receivable	1,492,971	810,244
Receivable for investments sold	239,175	3,657,139
Receivable for fund shares sold	2,663,031	8,204
Receivable for expense reimbursement (Note 2)	13,662	39,705
Unrealized appreciation from swap agreements	—	165,208
Unrealized appreciation from forward currency contracts	—	2,438,127
Prepaid expenses	38,787	27,985

Total assets	63,526,727	80,894,650

Liabilities:
Swap premium received	—	665,906
Payable for investments purchased	—	3,010,811
Payable for fund shares redeemed	104,614	40,015
Swap income payable	—	26,965
Management and investment advisory fees payable	50,619	61,480
Administrative service and service fees payable	6,421	175
Transfer agent fees payable	1,039	3,284
Custody and fund accounting fees payable	14,168	3,938
Professional fees payable	76,903	57,103
Trustee fees payable	2,307	84
Payable for prospectus and shareholder reports	6,328	80
Unrealized depreciation from swap agreements	—	261,103
Unrealized depreciation from forward currency contracts	6,679	1,416,411
Other liabilities	566	5,334

Total liabilities	269,644	5,552,689

Net Assets	$63,257,083	$75,341,961

Analysis of Net Assets:
Paid-in-capital	$81,915,057	$73,698,496
Undistributed (overdistribution of) net investment income	6,679	609,498
Accumulated net realized gain (loss)	(14,285,278)	304,398
Unrealized (depreciation) of investments	(2,517,095)	(153,590)
Unrealized appreciation or (depreciation) of currency transactions	(1,862,280)	979,054
Unrealized (depreciation) of swap agreements	—	(95,895)

Net assets	$63,257,083	$75,341,961

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2017

	Global Evolution Frontier Markets Income Fund		GLG Total Return Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class		1,456,570	707,162

Y Class		2,645,223	10,098

Investor Class		2,247,166	12,078

A Class		519,106	10,098

C Class		193,129	10,099

Ultra Class		N/A	6,295,646

Net assets:
Institutional Class		$13,047,515	$7,560,278

Y Class		$23,715,300	$107,884

Investor Class		$20,120,332	$128,790

A Class		$4,648,954	$107,660

C Class		$1,724,982	$107,101

Ultra Class	$	N/A	$67,330,248

Net asset value, offering and redemption price per share:
Institutional Class		$8.96	$10.69

Y Class		$8.97	$10.68

Investor Class		$8.95	$10.66

A Class		$8.96	$10.66

A Class (offering price)		$9.41	$11.19

C Class		$8.93	$10.61

Ultra Class		N/A	$10.69

A Cost of investments in unaffiliated securities		$60,258,405	$69,918,814
B Cost of investments in affiliated securities		$2,688,411	$1,673,669
C Cost of foreign currency		$493,893	$208,449

See accompanying notes

21

American Beacon FundsSM

Statements of Operations

For the period ended January 31, 2017

	Global Evolution Frontier Markets Income Fund	GLG Total Return FundB
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$414	$—
Dividend income from affiliated securities	6,877	7,368
Interest income	6,545,621	592,591

Total investment income	6,552,912	599,959

Expenses:
Management and investment advisory fees (Note 2)	426,510	217,750
Administrative service fees (Note 2):
Institutional Class	9,905	—
Y Class	20,458	—
Investor Class	14,892	—
A Class	5,836	—
C Class	1,960	—
Transfer agent fees:
Institutional Class	2,800	1,780
Y Class	1,083	2,271
Investor Class	2,021	2,342
A Class	364	2,271
C Class	257	2,269
Ultra Class	—	5,593
Custody and fund accounting fees	68,993	16,010
Professional fees	109,887	150,776
Registration fees and expenses	76,781	66,350
Service fees (Note 2):
Y Class	21,809	72
Investor Class	51,309	207
A Class	9,186	108
C Class	2,818	108
Distribution fees (Note 2):
A Class	15,309	180
C Class	18,788	719
Prospectus and shareholder report expenses	26,419	16,686
Trustee fees	6,352	912
Other expenses	7,882	3,839

Total expenses	901,619	490,243

Net fees waived and expenses reimbursed (Note 2)	(63,671)	(263,682)

Net expenses	837,948	226,561

Net investment income	5,714,964	373,398

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(1,645,860)	152,666
Foreign currency transactions	(1,499,072)	802,967
Futures contracts	—	18,269
Swap agreements	—	176,504
Change in net unrealized appreciation (depreciation) of:
Investments	4,112,480	(153,590)
Foreign currency transactions	1,328,518	979,054
Swap agreements	—	(95,895)

Net gain from investments	2,296,066	1,879,975

Net increase in net assets resulting from operations	$8,011,030	$2,253,373

A Foreign taxes	$160,683	$—
B Commencement of operations, May 20, 2016 through January 31, 2017.

See accompanying notes

22

American Beacon FundsSM

Statements of Changes in Net Assets

Global Evolution Frontier Markets Income Fund	GLG Total Return Fund
Year Ended January 31, 2017	Year Ended January 31, 2016	From May 20 A to January 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,714,964	$12,194,301	$373,398
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, and swap agreements	(3,144,932)	(18,976,438)	1,150,406
Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, and swap agreements	5,440,998	(2,019,764)	729,569

Net increase (decrease) in net assets resulting from operations	8,011,030	(8,801,901)	2,253,373

Net investment income:
Institutional Class	(95,303)	(574,071)	(93,409)
Y Class	(188,232)	(7,362,509)	(953)
Investor Class	(128,864)	(955,482)	(1,131)
A Class	(52,461)	(581,495)	(953)
C Class	(14,541)	(84,638)	(953)
Ultra Class	—	—	(459,958)
Net realized gain from investments:
Institutional Class	—	—	(6,972)
Y Class	—	—	(71)
Investor Class	—	—	(85)
A Class	—	—	(71)
C Class	—	—	(71)
Ultra Class	—	—	(45,281)
Return of capital:
Institutional Class	(769,911)	(174,074)	—
Y Class	(1,520,652)	(2,232,508)	—
Investor Class	(1,041,038)	(289,727)	—
A Class	(423,814)	(176,325)	—
C Class	(117,474)	(25,664)	—
Ultra Class	—	—	—

Net distributions to shareholders	(4,352,290)	(12,456,493)	(609,908)

Capital Share Transactions:
Proceeds from sales of shares	25,553,537	60,311,575	78,842,000
Reinvestment of dividends and distributions	4,251,801	12,341,054	105,707
Cost of shares redeemed	(35,677,428)	(164,282,329)	(10,249,211)
Redemption fees	7,270	28,327	—

Net increase (decrease) in net assets from capital share transactions	(5,864,820)	(91,601,373)	68,698,496

Net increase (decrease) in net assets	(2,206,080)	(112,859,767)	70,341,961

Net Assets:
Beginning of period	65,463,163	178,322,930	5,000,000	(B)

End of Period *	$63,257,083	$65,463,163	$75,341,961

*Includes undistributed (overdistribution of) net investment income	$6,679	$(4,431,727)	$609,498

A	Commencement of operations.
B	Seed capital.

See accompanying notes

23

American Beacon Global Evolution Frontier Markets Income FundSM

Statement of Cash Flows

For the year ended January 31, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$8,011,030
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(36,264,553)
Proceeds from sales of long-term securities	47,303,829
Purchases from short-term portfolio investments, net	(2,574,028)
Net realized loss of investments	1,645,860
Net realized loss from foreign currency transactions	1,499,072
Net change in unrealized depreciation of investments	(4,112,480)
Net change in unrealized depreciation of foreign currency transactions	(1,328,518)
Net amortization and basis adjustments	(1,609,038)
(Increase) decrease in operating assets:
Increase in dividend and interest receivable	(45,906)
Decrease in receivable for investments sold	3,213,621
Increase in receivable for expense reimbursement	(13,662)
Increase in prepaid expenses	(12,232)
Increase (decrease) in operating liabilities:
Decrease in payable for investments purchased	(2,412,750)
Decrease in payable for excess expense reimbursement	(60,785)
Increase in management and investment advisory fees payable	15,757
Decrease in administrative service and service fees payable	(25,170)
Decrease in transfer agent fees payable	(433)
Increase in custody and fund accounting fees payable	6,884
Increase in professional fees payable	6,163
Increase in trustee fees payable	2,162
Increase in payable for prospectus and shareholder reports	207
Decrease in other liabilities	(2,019)

Net cash provided by operating activities	13,243,011

Cash flows used in financing activities:
Proceeds from shares sold	22,983,853
Cost of shares redeemed	(35,817,497)
Proceeds from redemption fees	7,270
Cash dividends paid	(111,324)

Net cash used in financing activities	(12,937,698)

Cash and foreign currency:
Net increase in cash and foreign currency	305,313
Cash impact from foreign exchange fluctuations	4,242
Beginning cash and foreign currency	189,191

Ending cash and foreign currency:	498,746

Supplemental Disclosure of Cash Flow and Non-Cash Information:
Reinvestment of dividends	$4,251,801

See accompanying notes

24

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

1. Organization

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of January 31, 2017, the Trust consists of twenty-seven active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon Global Evolution Frontier Markets Income Fund (“Global Evolution Fund”) and American Beacon GLG Total Return Fund (“GLG Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

New Accounting Pronouncement

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the fund’s financial statements.

Class Disclosure

The inception date for all classes of the GLG Fund is May 20, 2016.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors—sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors—sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors—sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000
Ultra	Large institutional investors—sold directly or through intermediary channels.	$500,000,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

25

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of the financial statements. The Funds are investment companies, and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

26

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Global Evolution Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From February 1, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services for the Global Evolution Fund. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, for the Global Evolution Fund and May 20, 2016 for the GLG Fund, the Fund and the Manager entered into a management agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee at the following annual rates as a percentage of average net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Funds also pay the unaffiliated investment advisors hired to direct investment activities of the Funds an annualized investment advisory fee based on a percentage of the Funds’ average daily assets. Management fees paid by the Funds during the periods ended January 31, 2017 were as follows:

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Global Evolution	0.85%	$426,510	$281,800	$144,710
GLG	0.95%	217,750	138,005	79,745

Administration Agreement

From February 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administrative Agreement which obligated the Manager to provide or oversee administrative services to the Global Evolution Fund.

As compensation for performing the duties required under the Administrative Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

27

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A, and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for all or a portion of the servicing fees paid to these intermediaries for the Institutional Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional Class on an annual basis. For the period ended January 31, 2017, the sub-transfer agent fees, as reported in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Global Evolution	$1,918
GLG	—

As of January 31, 2017, the Funds owe the manager the following reimbursements of sub-transfer agent fees, as reported in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement of Sub-Transfer Agent Fees
Global Evolution	$125
GLG	—

28

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management and administration fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended January 31, 2017, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Global Evolution	$2,414
GLG	2,225

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the period ended January 31, 2017, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager voluntarily and contractually agreed to reimburse the classes of the Funds to the extent that total annual fund operating expenses exceeded each Funds’ expense cap. For the period ended January 31, 2017, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap 2/1/16 to 1/31/17(2)		Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursements
Global Evolution	Institutional	1.15	%(1)	$14,949	$(1,045)	2020
Global Evolution	Y	1.25	%(1)	26,673	(1,974)	2020
Global Evolution	Investor	1.53	%(1)	15,152	(1,251)	2020
Global Evolution	A	1.55	%(1)	8,362	(1,770)	2020
Global Evolution	C	2.30%		4,575	—	2020
GLG	Institutional	1.05%		72,974	—	2020
GLG	Y	1.15%		3,005	—	2020
GLG	Investor	1.43%		3,077	—	2020
GLG	A	1.45%		3,004	—	2020
GLG	C	2.20%		3,000	—	2020
GLG	Ultra	0.95%		178,622	—	2020

(1)	Voluntary reimbursement.
(2)	For the GLG Fund the Expense Caps are for the period 5/22/2016 (commencement of operations) – 1/31/2017. Contractual expense caps were removed from the Institutional, Y, Investor, and A Classes on May 29, 2016. Voluntary expense caps were reinstated November 29, 2016 for the Institutional, Y, Investor, and A Classes.

Of these amounts $13,662 and $39,705 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at January 31, 2017 for the Global Evolution Fund and GLG Fund, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses above will expire in 2020. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely.

29

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Global Evolution	$124,631	$231,060	2018
Global Evolution	6,040	18,592	2019

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the period ended January 31, 2017, Foreside collected $2,055 for the Global Evolution Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended January 31, 2017, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended January 31, 2017, CDSC fees of $1,205 were collected for the Global Evolution Fund.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a controlling ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of January 31, 2017, based on management’s evaluation of the shareholder account base, one account in the GLG Fund has been identified as representing an affiliated controlling ownership of approximately 7% of the Fund’s outstanding shares and one account representing a non-affiliated controlling ownership of approximately 8% of the Fund’s outstanding shares.

Trustee Fees and Expenses

As compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

30

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined by the Valuation Committee.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized as Level 2 in the fair value heirachy. Swap contracts are valued at prices furnished by independent swap dealers or by an independent pricing service and are generally categorized as a Level 2 in the fair value hierarchy. Foreign currency exchange contracts and swap contracts involve, to varying degrees, risk of loss in excess of the unrealized appreciation (depreciation) disclosed on the Statements of Assets and Liabilities.

31

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are generally considered Level 2 as they are valued using observable inputs.

Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

32

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2017, the investments were classified as described below:

Global Evolution Fund (1)	Level 1	Level 2	Level 3	Total
Foreign Government Obligations
Angola	$—	$954,640	$—	$954,640
Argentina	—	2,787,656	—	2,787,656
Bosnia and Herzegovina	—	—	332,323	332,323
Cameroon	—	1,615,470	—	1,615,470
Congo	—	749,390	—	749,390
Dominican Republic	—	2,347,377	—	2,347,377
Ecuador	—	1,740,500	—	1,740,500
Egypt	—	2,754,605	—	2,754,605
Ethiopia	—	899,280	—	899,280
Gabon	—	550,806	—	550,806
Ghana	—	2,436,530	—	2,436,530

33

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Global Evolution Fund (1) (continued)	Level 1	Level 2	Level 3	Total
Iraq	$—	$1,866,105	$—	$1,866,105
Ivory Coast	—	2,314,024	—	2,314,024
Kenya	—	2,396,647	—	2,396,647
Mozambique	—	1,140,000	—	1,140,000
Nicaragua	—	—	397,201	397,201
Nigeria	—	732,545	—	732,545
Pakistan	—	293,690	—	293,690
Rwanda	—	791,776	—	791,776
Senegal	—	738,585	—	738,585
Seychelles	—	629,849	—	629,849
Sri Lanka	—	2,494,553	—	2,494,553
Supranational	—	—	1,543,986	1,543,986
Surinam	—	605,658	—	605,658
Tunisia	—	942,260	—	942,260
Uganda	—	2,482,705	—	2,482,705
Uruguay	—	2,290,170	—	2,290,170
Venezuela	—	227,835	—	227,835
Zambia	—	2,937,124	—	2,937,124
Structured Notes
Angola	—	—	1,235,279	1,235,279
Armenia	—	—	1,501,414	1,501,414
Gambia	—	—	1,135,163	1,135,163
Georgia	—	—	1,087,315	1,087,315
Kazakhstan	—	—	2,700,395	2,700,395
Malawi	—	—	921,128	921,128
Mongolia	—	—	1,948,993	1,948,993
Nicaragua	—	—	1,942,267	1,942,267
Nigeria	—	—	1,426,700	1,426,700
Short-Term Investments —Money Market Funds	2,688,411	—	—	2,688,411

Total Investments in Securities	$2,688,411	$39,719,780	$16,172,164	$58,580,355

	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments—Liabilities
Forward Currency Contracts	$—	$(6,679)	$—	$(6,679)

	$—	$(6,679)	$—	$(6,679)

GLG Total Return Fund(1)	Level 1	Level 2	Level 3	Total
Corporate Obligations
Brazil	$—	$200,900	$—	$200,900
British Virgin Islands	—	4,718,888	—	4,718,888
Chile	—	1,760,357	—	1,760,357
Israel	—	1,717,452	—	1,717,452
Netherlands	—	1,504,500	—	1,504,500
Foreign Government Obligations
Argentina	—	148,500	—	148,500
Brazil	—	1,013,165	—	1,013,165
Colombia	—	2,077,500	—	2,077,500

34

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

GLG Total Return Fund(1) (continued)	Level 1	Level 2	Level 3	Total
Indonesia	$—	$6,336,866	$—	$6,336,866
Mexico	—	8,068,016	—	8,068,016
Netherlands	—	259,025	—	259,025
South Africa	—	4,379,788	—	4,379,788
Turkey	—	10,058,950	—	10,058,950
U.S. Treasury Obligations	—	22,481,480	—	22,481,480
Short-Term Investments:
Money Market Funds	1,673,669	—	—	1,673,669
U.S. Treasury Bills	—	4,997,425	—	4,997,425

Total Investments in Securities	$1,673,669	$69,722,812	$—	$71,396,481

	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments—Assets
Forward Currency Contracts	$—	$2,438,127	$—	$2,438,127
Swap Agreements	—	165,208	—	165,208

	$—	$2,603,335	$—	$2,603,335

	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments—Liabilities
Forward Currency Contracts	$—	$(1,416,411)	$—	$(1,416,411)
Swap Agreements	—	(261,103)	—	(261,103)

	$—	$(1,677,514)	$—	$(1,677,514)

(1)	Refer to Schedules of Investments for Industry Information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Funds’ assets and liabilities. As of January 31, 2017, there were no transfers between Level 1 and Level 2, and there were Foreign Government Obligations transferred with a value of $332,323 from Level 2 to Level 3 for the Global Evolution Fund. This was due to limited market transparency as noted in the table below. There were no transfers between levels for the GLG Fund.

The following table is a reconciliation of Level 3 assets within the Global Evolution Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Global Evolution Fund	Foreign Government Obligations	Structured Notes	Totals
Balance as of 1/31/2016	$5,178,890	$11,669,391	$16,848,281
Net Purchases	—	6,933,798	6,933,798
Net Sales	3,068,307	4,741,691	7,809,998
Realized gain (loss)	(162,415)	159,588	(2,827)
Change in unrealized (depreciation)	(6,981)	(122,432)	(129,413)
Transfer into Level 3	332,323	—	332,323
Transfer out of Level 3	—	—	—

Balance as of 1/31/2017	$2,273,510	$13,898,654	$16,172,164

Change in unrealized (depreciation) at period end**	$(6,981)	$(122,432)	$(129,413)

**	Change in unrealized (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

35

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The foreign government obligations and structured notes, classified as Level 3 were valued using single broker quotes. These securities are included in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

4. Securities and Other Investments

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Funds having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Equity Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.

36

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Frontier and Emerging Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended January 31, 2017 are disclosed in the Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

37

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Structured Products

The Global Evolution Fund may invest in structured products, including instruments such as credit-linked securities, and structured notes, which are potentially high-risk derivative-like securities. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. The Global Evolution Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Credit-Linked Securities—The Fund may invest in credit-linked securities (CLSs). CLSs are debt obligations that are issued by limited purpose entities, such as special purpose vehicles, or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The Fund may invest in CLSs when the Fund’s sub-advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

38

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Structured Notes—The Fund may invest in structured notes, which are derivative-like debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments.

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, the Global Evolution Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes may be leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index in addition to counterparty risk. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit, and interest rate risks similar to those of conventional fixed income securities.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Master Agreements

The Global Evolution and GLG Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

39

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

Forward Currency Contracts

The Funds may enter into forward currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

For the period ended January 31, 2017, the Funds entered into forward currency exchange contracts primarily for hedging.

The Funds’ forward currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Average Forward Currency Notional Amount Outstanding Period ended January 31, 2017
Fund	Purchased Contracts	Sold Contracts
Global Evolution	$411,689	$1,816,767
GLG	35,014,263	22,985,561

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended January 31, 2017, the GLG Fund entered into future contracts primarily for exposing cash to markets.

40

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Fund	Average Futures Contracts Outstanding Period ended January 31, 2017
GLG	3

Swap Agreements

The GLG Fund may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Funds would be subject to investment exposure up to the notional amount of the swap.

41

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

If the Funds is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Funds owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most

42

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of January 31, 2017 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the period ended January 31, 2017, the GLG Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Fund	Average Credit Default Swap Notional Amounts Outstanding Period ended January 31, 2017
GLG (1)	$16,833,333

(1)	Averages presented are representative of the inception date to period end.

43

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure(1).

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2017:

	Derivatives not accounted for as hedging instruments
Assets:	Derivatives	Global Evolution	GLG
Unrealized appreciation from forward currency contracts	Foreign Exchange Contracts	$—	$2,438,127
Unrealized appreciation from swap agreements	Credit Default Contracts	—	165,208

Liabilities:
Unrealized depreciation from forward currency contracts	Foreign Exchange Contracts	$(6,679)	$(1,416,411)
Unrealized depreciation from swap agreements	Credit Default Contracts	—	(261,103)

Fair values of financial instruments on the Statements of Operations as of January 31, 2017:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result from operations:	Derivatives	Global Evolution	GLG
Net realized gain from futures contracts	Interest Rate Contracts	$—	$18,269
Net realized gain from swap agreements	Credit Default Contracts	—	176,504
Net realized gain (loss) from foreign currency transactions	Foreign Exchange Contracts	(85,193)	563,678

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:	Derivatives	Global Evolution	GLG
Change in net unrealized (depreciation) from swap agreements	Credit Default Contracts	$—	$(95,895)
Change in net unrealized appreciation (depreciation) from foreign currency transactions	Foreign Exchange Contracts	(32,974)	1,021,716

(1)	See Note 3 in the Notes to Financial Statements for additional information.

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

44

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers for futures contracts” and/or “Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Funds can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to Counterparty Risk. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

45

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Forward Currency Contracts Risk

Foreign currency forward contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward currency contract.

Futures Contract Risk

Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds had a lower portfolio turnover rate.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed income securities or derivatives it holds will decline due to rising interest rates. As of the date of this Prospectus, interest rates are near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Funds. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction as movements in interest rates. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. Significant upward pressure on domestic interest rates and a corresponding widening of credit spreads could negatively impact the market price of emerging debt investments. An increase in interest rates can impact markets broadly as well.

46

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Leverage Risk

The Fund’s use of futures, forward contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

Liquidity Risk

Liquidity risk is the risk that the Funds may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Funds currently value them. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Funds to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Funds may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Funds. In some cases, due to unanticipated levels of illiquidity the Funds may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk

Because the Funds invest in foreign securities or it has exposure to foreign securities through the derivatives it holds, it is particularly subject to the risk of market timing activities. Frequent trading by Funds shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio managers’ ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders.

47

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment companies, the shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Sovereign and Quasi Sovereign Debt Risk

Sovereign or quasi-sovereign debt securities are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating securities are subject to interest rate risk and credit risk. As short-term interest rates decline, interest payable on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the interest rates of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

48

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as ISDA Agreements, and Master Forward Agreements, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2017.

Global Evolution Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2017:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Forward currency contracts	$(6,679)	$—	$(6,679)

	$(6,679)	$—	$(6,679)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of January 31, 2017:

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
State Street Bank	$(6,679)	$—	$—	$(6,679)

	$(6,679)	$—	$—	$(6,679)

49

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

GLG Fund

Offsetting of Financial Assets and Derivative Assets as of January 31, 2017:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented in the Statements of Assets and Liabilities
Forward currency contracts	$2,438,127	$—	$2,438,127
Swap agreements	165,208	—	165,208

	$2,603,335	$—	$2,603,335

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2017:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities
Forward currency contracts	$(1,416,411)	$—	$(1,416,411)
Swap agreements	(261,103)	—	(261,103)

	$(1,677,514)	$—	$(1,677,514)

Financial Asset, Derivative Assets, and Collateral Pledged by Counterparty as of January 31, 2017:

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Barclays Bank PLC	$178,156	$—	$—	$178,156
Barclays Capital	(101,724)	—	—	(101,724)
Citibank N.A.	(58,427)	—	—	(58,427)
Citigroup	(36,906)	—	—	(36,906)
HSBC Bank PLC	488,870	—	—	488,870
UBS AG	455,852	—	160,000	615,852

	$925,821	$—	$160,000	$1,085,821

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. The tax year ended January 31, 2015 and 2016 for the Global Evolution Fund are subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

50

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	Global Evolution Fund		GLG Fund
	Year Ended January 31, 2017	Year Ended January 31, 2016	Period Ended January 31, 2017
Distributions paid from:
Ordinary Income*
Institutional Class	$95,303	$574,071	$99,988
Y Class	188,232	7,362,509	1,020
Investor Class	128,864	955,482	1,211
A Class	52,461	581,495	1,020
C Class	14,541	84,638	1,020
Ultra Class	—	—	502,688
Long-term capital gains
Institutional Class	—	—	393
Y Class	—	—	4
Investor Class	—	—	5
A Class	—	—	4
C Class	—	—	4
Ultra Class	—	—	2,551
Return of Capital
Institutional Class	769,911	174,074	—
Y Class	1,520,652	2,232,508	—
Investor Class	1,041,038	289,727	—
A Class	423,814	176,325	—
C Class	117,474	25,664	—
Ultra Class	—	—	—

Total distributions paid	$4,352,290	$12,456,493	$609,908

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2017, the components of distributable earnings (deficits) on a tax basis were as follows:

	Global Evolution Fund	GLG Fund
Cost basis of investments for federal income tax purposes	$62,424,401	$72,226,162
Unrealized appreciation	1,763,836	329,292
Unrealized depreciation	(5,607,882)	(622,752)

Net unrealized appreciation (depreciation)	(3,844,046)	(293,460)
Undistributed ordinary income	$—	$1,866,124
Undistributed long-term capital gains	—	8,001
Accumulated capital and other losses	(14,262,687)	—
Other temporary differences	(551,241)	62,800

Distributable earnings (deficits)	$(18,657,974)	$1,643,465

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

51

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, and dividends reclassed to return of capital, as of January 31, 2017:

	Global Evolution Fund	GLG Fund
Paid-in-capital	$(4,367,267)	$—
Undistributed (overdistribution of) net investment income	3,075,732	793,457
Accumulated net realized gain (loss)	1,291,535	(793,457)
Unrealized appreciation (depreciation) of investments in futures contracts	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2017, the Global Evolution Fund has $4,648,074 of short-term capital loss carryforwards and $9,614,613 of long-term capital loss carryforwards. The GLG Fund does not have any capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, excluding short-term obligations, for the year ended January 31, 2017, were as follows:

Fund	Purchases	Sales
Global Evolution	$36,264,553	$47,303,829
GLG	161,021,803	91,136,987

A summary of the Funds’ direct transactions in the USG Select fund for the year ended January 31, 2017, were as follows:

Fund	January 31, 2016 Shares/Fair Value	Purchases	Sales	January 31, 2017 Shares/Fair Value	Dividend Income
Global Evolution	$—	$28,952,108	$26,263,697	$2,688,411	$6,877
GLG	—	73,387,685	71,714,016	1,673,669	7,368

52

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended January 31,
	2017		2016
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	493,702	$4,414,663	522,244	$4,848,053
Redemption Fees	—	1,420	—	1,713
Reinvestment of dividends	95,060	846,663	78,601	722,738
Shares redeemed	(393,043)	(3,450,022)	(292,929)	(2,703,229)

Net increase in shares outstanding	195,719	$1,812,724	307,916	$2,869,275

	Y Class
	Year Ended January 31,
	2017		2016
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	961,556	$8,569,138	4,086,342	$38,393,620
Redemption Fees	—	2,746	—	21,668
Reinvestment of dividends	186,466	1,661,715	1,027,214	9,572,629
Shares redeemed	(2,031,446)	(17,271,103)	(15,834,212)	(141,404,872)

Net (decrease) in shares outstanding	(883,424)	$(7,037,504)	(10,720,656)	$(93,416,955)

	Investor Class
	Year Ended January 31,
	2017		2016
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,143,932	$10,163,789	1,222,535	$11,594,358
Redemption Fees	—	2,061	—	2,897
Reinvestment of dividends	129,099	1,148,901	131,889	1,214,756
Shares redeemed	(933,950)	(8,233,420)	(891,171)	(8,157,917)

Net increase in shares outstanding	339,081	$3,081,331	463,253	$4,654,094

	A Class
	Year Ended January 31,
	2017		2016
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	232,584	$2,079,763	423,815	$4,022,725
Redemption Fees	—	792	—	1,763
Reinvestment of dividends	52,708	469,460	79,023	732,402
Shares redeemed	(665,786)	(5,800,487)	(1,233,040)	(11,573,203)

Net (decrease) in shares outstanding	(380,494)	$(3,250,472)	(730,202)	$(6,816,313)

	C Class
	Year Ended January 31,
	2017		2016
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	36,625	$326,184	154,983	$1,452,819
Redemption Fees	—	251	—	286
Reinvestment of dividends	14,074	125,062	10,813	98,529
Shares redeemed	(103,328)	(922,396)	(48,805)	(443,108)

Net increase (decrease) in shares outstanding	(52,629)	$(470,899)	116,991	$1,108,526

53

American Beacon FundsSM

Notes to Financial Statements

January 31, 2017

	Institutional Class
	Year Ended January 31, 2017*
GLG Total Return Fund	Shares		Amount
Shares sold	530,000	(1)	$5,300,000	(1)
Reinvestment of dividends	9,624		100,381
Shares redeemed	(282,462)		(3,000,000)

Net increase in shares outstanding	257,162		$2,400,381

	Y Class
	Year Ended January 31, 2017*
GLG Total Return Fund	Shares		Amount
Shares sold	—	(1)	$—	(1)
Reinvestment of dividends	98		1,024

Net increase in shares outstanding	98		$1,024

	Investor Class
	Year Ended January 31, 2017*
GLG Total Return Fund	Shares		Amount
Shares sold	1,961	(1)	$20,010	(1)
Reinvestment of dividends	116		1,216

Net increase in shares outstanding	2,077		$21,226

	A Class
	Year Ended January 31, 2017*
GLG Total Return Fund	Shares		Amount
Shares sold	—	(1)	$—	(1)
Reinvestment of dividends	98		1,024

Net increase in shares outstanding	98		$1,024

	C Class
	Year Ended January 31, 2017*
GLG Total Return Fund	Shares		Amount
Shares sold	—	(1)	$—	(1)
Reinvestment of dividends	99		1,024

Net increase in shares outstanding	99		$1,024

	Ultra Class
	Year Ended January 31, 2017*
GLG Total Return Fund	Shares		Amount
Shares sold	6,974,431	(1)	$73,521,990	(1)
Reinvestment of dividends	99		1,038
Shares redeemed	(688,884)		(7,249,211)

Net increase in shares outstanding	6,285,646		$66,273,817

*	For the period of May 20, 2016 through January 31, 2017.
(1)	Seed capital has been received in the amounts of $4,500,000 for the Institutional class and $100,000 each for Y, Investor, A, C, and Ultra classes, respectively. As a result, the shares were issued in the amounts of 450,000 for the Institutional class and 10,000 for each remaining class respectively.

10. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds financial statements through this date.

54

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,			February 25A to January 31, 2015
	2017		2016
Net asset value, beginning of period	$8.35		$9.68	$10.00

Income from investment operations:
Net investment income	0.88		0.67	0.59
Net gains (losses) on investments (both realized and unrealized)	0.44		(1.30)	(0.30)

Total income (loss) from investment operations	1.32		(0.63)	0.29

Less distributions:
Dividends from net investment income	(0.08)		(0.50)	(0.59)
Distributions from net realized gains	—		—	(0.02)
Distribution from return of capital	(0.63)		(0.20)	—

Total distributions	(0.71)		(0.70)	(0.61)

Redemption fees added to beneficial interests F	—		—	—

Net asset value, end of period	$8.96		$8.35	$9.68

Total return B	16.20%		(6.98)%	2.76	%C

Ratios and supplemental data:
Net assets, end of period	$13,047,515		$10,531,288	$9,225,629
Ratios to average net assets:
Expenses, before reimbursements	1.40%		1.14%	1.95	%D
Expenses, net of reimbursements	1.27	%G	1.15%	1.15	%D
Net investment income, before expense reimbursements	9.98%		7.14%	5.43	%D
Net investment income, net of reimbursements	10.11%		7.13%	6.22	%D
Portfolio turnover rate	69%		68%	23	%E

	Y Class
	Year Ended January 31,			February 25 A to January 31, 2015
	2017		2016
Net asset value, beginning of period	$8.34		$9.69	$10.00

Income from investment operations:
Net investment income	0.90		0.61	0.58
Net gains (losses) on investments (both realized and unrealized)	0.44		(1.28)	(0.28)

Total income (loss) from investment operations	1.34		(0.67)	0.30

Less distributions:
Dividends from net investment income	(0.08)		(0.50)	(0.59)
Distributions from net realized gains	—		—	(0.02)
Distribution from return of capital	(0.63)		(0.18)	—

Total distributions	(0.71)		(0.68)	(0.61)

Redemption fees added to beneficial interestsF	—		—	—

Net asset value, end of period	$8.97		$8.34	$9.69

Total return B	16.37%		(7.40)%	2.87	%C

Ratios and supplemental data:
Net assets, end of period	$23,715,300		$29,434,613	$138,082,358
Ratios to average net assets:
Expenses, before reimbursements	1.48%		1.18%	1.50	%D
Expenses, net of reimbursements	1.37	%G	1.25%	1.25	%D
Net investment income, before expense reimbursements	10.49%		7.35%	6.33	%D
Net investment income, net of reimbursements	10.61%		7.28%	6.59	%D
Portfolio turnover rate	69%		68%	23	%E

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 25, 2014 to January 31, 2015 and is not annualized.
F	Amount represents less than $0.01 per share.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.

55

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,			February 25 A to January 31, 2015
	2017		2016
Net asset value, beginning of period	$8.35		$9.68	$10.00

Income from investment operations:
Net investment income	0.85		0.63	0.55
Net gains (losses) on investments (both realized and unrealized)	0.43		(1.30)	(0.29)

Total income (loss) from investment operations	1.28		(0.67)	0.26

Less distributions:
Dividends from net investment income	(0.07)		(0.47)	(0.56)
Distributions from net realized gains	—		—	(0.02)
Distribution from return of capital	(0.61)		(0.19)	—

Total distributions	(0.68)		(0.66)	(0.58)

Redemption fees added to beneficial interests F	—		—	—

Net asset value, end of period	$8.95		$8.35	$9.68

Total return B	15.69%		(7.33)%	2.47	%C

Ratios and supplemental data:
Net assets, end of period	$20,120,332		$15,934,048	$13,987,805
Ratios to average net assets:
Expenses, before reimbursements	1.72%		1.44%	1.78	%D
Expenses, net of reimbursements	1.63	%G	1.53%	1.53	%D
Net investment income, before expense reimbursements	9.62%		6.84%	5.86	%D
Net investment income, net of reimbursements	9.71%		6.76%	6.12	%D
Portfolio turnover rate	69%		68%	23	%E

	A Class
	Year Ended January 31,			February 25 A to January 31, 2015
	2017		2016
Net asset value, beginning of period	$8.35		$9.68	$10.00

Income from investment operations:
Net investment income	0.90		0.62	0.54
Net gains (losses) on investments (both realized and unrealized)	0.39		(1.29)	(0.29)

Total income (loss) from investment operations	1.29		(0.67)	0.25

Less distributions:
Dividends from net investment income	(0.07)		(0.47)	(0.55)
Distributions from net realized gains	—		—	(0.02)
Distribution from return of capital	(0.61)		(0.19)	—

Total distributions	(0.68)		(0.66)	(0.57)

Redemption fees added to beneficial interests F	—		—	—

Net asset value, end of period	$8.96		$8.35	$9.68

Total return B	15.77%		(7.36)%	2.42	%C

Ratios and supplemental data:
Net assets, end of period	$4,648,954		$7,513,980	$15,782,502
Ratios to average net assets:
Expenses, before reimbursements	1.78%		1.52%	1.88	%D
Expenses, net of reimbursements	1.67	%G	1.55%	1.55	%D
Net investment income, before expense reimbursements	9.85%		6.89%	5.82	%D
Net investment income, net of reimbursements	9.96%		6.86%	6.15	%D
Portfolio turnover rate	69%		68%	23	%E

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 25, 2014 to January 31, 2015 and is not annualized.
F	Amount represents less than $0.01 per share.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.

56

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,		February 25A to January 31, 2015
	2017	2016
Net asset value, beginning of period	$8.34	$9.67	$10.00

Income from investment operations:
Net investment income	0.83	0.56	0.47
Net gains (losses) on investments (both realized and unrealized)	0.39	(1.30)	(0.30)

Total income (loss) from investment operations	1.22	(0.74)	0.17

Less distributions:
Dividends from net investment income	(0.07)	(0.42)	(0.48)
Distributions from net realized gains	—	—	(0.02)
Distribution from return of capital	(0.56)	(0.17)	—

Total distributions	(0.63)	(0.59)	(0.50)

Redemption fees added to beneficial interestsF	—	—	—

Net asset value, end of period	$8.93	$8.34	$9.67

Total return B	14.90%	(8.06)%	1.60	%C

Ratios and supplemental data:
Net assets, end of period	$1,724,982	$2,049,234	$1,244,636
Ratios to average net assets:
Expenses, before reimbursements	2.55%	2.31%	3.01	%D
Expenses, net of reimbursements	2.30%	2.30%	2.31	%D
Net investment income, before expense reimbursements	8.90%	5.89%	4.62	%D
Net investment income, net of reimbursements	9.14%	5.90%	5.33	%D
Portfolio turnover rate	69%	68%	23	%E

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 25, 2014 to January 31, 2015 and is not annualized.
F	Amount represents less than $0.01 per share.

57

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class		Y Class		Investor Class
	May 20 B to January 31, 2017		May 20 B to January 31, 2017		May 20 B to January 31, 2017
Net asset value, beginning of period	$10.00		$10.00		$10.00

Income from investment operations:
Net investment income	0.07		0.07		0.05
Net gains on investments (both realized and unrealized)	0.73		0.72		0.72

Total income from investment operations	0.80		0.79		0.77

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.10)
Distributions from net realized gains	(0.01)		(0.01)		(0.01)

Total distributions	(0.11)		(0.11)		(0.11)

Net asset value, end of period	$10.69		$10.68		$10.66

Total return A	7.95	% C	7.85	% C	7.65	% C

Ratios and supplemental data:
Net assets, end of period	$7,560,278		$107,884		$128,790
Ratios to average net assets:
Expenses, before reimbursements	2.09	% D	5.31	% D	5.14	% D
Expenses, net of reimbursements	1.05	% D	1.15	% D	1.43	% D
Net investment income (loss), before reimbursements	0.01	% D	(3.21	)%D	(3.04	)% D
Net investment income, net of reimbursements	1.05	% D	0.95	% D	0.67	% D
Portfolio turnover rate	311	% E	311	% E	311	% E

	A Class		C Class		Ultra Class
	May 20 B to January 31, 2017		May 20 B to January 31, 2017B		May 20 B to January 31, 2017
Net asset value, beginning of period	$10.00		$10.00		$10.00

Income from investment operations:
Net investment income (loss)	0.05		(0.01)		0.07
Net gains on investments (both realized and unrealized)	0.72		0.73		0.73

Total income from investment operations	0.77		0.72		0.80

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.10)
Distributions from net realized gains	(0.01)		(0.01)		(0.01)

Total distributions	(0.11)		(0.11)		(0.11)

Net asset value, end of period	$10.66		$10.61		$10.69

Total return A	7.65	% C	7.15	% C	7.95	% C

Ratios and supplemental data:
Net assets, end of period	$107,660		$107,101		$67,330,248
Ratios to average net assets:
Expenses, before reimbursements	5.62	% D	6.37	% D	2.09	% D
Expenses, net of reimbursements	1.45	% D	2.20	% D	0.95	% D
Net investment income (loss), before reimbursements	(3.51	)% D	(4.27	)% D	0.76	% D
Net investment income (loss), net of reimbursements	0.65	% D	(0.10	)% D	1.91	% D
Portfolio turnover rate	311	% E	311	% E	311	% E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
B	May 20, 2016 is the inception date of the GLG Total Return Fund.
C	Not Annualized.
D	Annualized.
E	Portfolio turnover is for the period from May 20, 2016 to January 31, 2017.

58

American Beacon FundsSM

Federal Tax Information

January 31, 2017 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distribution for the taxable year ended January 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Global Evolution Frontier Markets Income Fund
		GLG Total Return Fund
Corporate Dividends Received Deduction	0.0%	0.0%
Qualified Dividend Income	0.0%	0.0%
Long-Term Capital Gain Distributions	$—	$2,960
Short-Term Capital Gain Distributions	$—	$49,591

Shareholders received notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-eight funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc.(2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President, CEO and Director, Resolute Investment Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present). Chairman, President, and CEO, Alpha Quant Advisors (2016-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006- Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015- Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Investment Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present). Secretary, Alpha Quant Advisors (2016-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present). Treasurer, Alpha Quant Advisors (2016-Present).

One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Resolute Investment Managers, Inc. (2015-Present); Senior Vice President and Director, Resolute Acquisition, Inc. (2015-Present); Senior Vice President and Director, Resolute Topco, Inc. (2015-Present), Senior Vice President and Director, Resolute Investment Holdings, LLC. (2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010). Executive Vice President, Alpha Quant Advisors (2016-Present).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016-Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present). Chief Compliance Officer, Alpha Quant Advisors (2016-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Resolute Acquisition, Inc. (2015-Present); Asst. Treasurer, Resolute Topco, Inc. (2015-Present); Asst. Treasurer, Resolute Investment Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011- 2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present). Asst. Treasurer, Alpha Quant Advisors (2016-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (50)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present). Assistant Secretary, Alpha Quant Advisors (2016-Present).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

63

American Beacon FundsSM

Privacy Policy

January 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

64

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, Investor, Advisor, A, C and Ultra Classes	American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, MA	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Global Evolution Frontier Markets Income Fund and American Beacon GLG Total Return Fund are service marks of American Beacon Advisors, Inc.

AR 1/17

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The trust amended its code November 12, 2003 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE.ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees		Fiscal Year Ended
$219,621	*	1/31/2016
$295,750		1/31/2017

(b)

Audit-Related Fees		Fiscal Year Ended
$0	*	1/31/2016
$0		1/31/2017

(c)

Tax Fees		Fiscal Year Ended
$59,912	*	1/31/2016
$132,995		1/31/2017

(d)

All Other Fees		Fiscal Year Ended
$0	*	1/31/2016
$0		1/31/2017

*	Fees are associated with Ernst & Young, LLP.

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant		Adviser		Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$59,912	*	$46,065	*	N/A	1/31/2016
$132,995		$215,882	*	N/A	1/31/2017

*	Fees are associated with Ernst & Young, LLP.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: April 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: April 10, 2017

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds
Date: April 10, 2017